Dreyfus
Investment Portfolios,
Core Bond Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            15   Statement of Financial Futures

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            22   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                           Core Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Core Bond Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Investment Portfolios, Core Bond Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, the portfolio's Initial shares produced a total return of 3.08% and its Service shares produced a total return of 3.00% and aggregate income dividends of $0.3540 for Initial shares and $0.3540 for Service shares.(1) In comparison, the portfolio's benchmark, the Merrill Lynch Domestic Master Index, produced a total return of 3.40% for the
same    period.(2)

We attribute the portfolio's positive performance to our sector allocation and security selection strategies. Improving prices for investment-grade corporate bonds drove performance. The portfolio benefited from attractive returns from inflation-protected securities, such as those issued by the U.S. Treasury and its agencies.

What is the portfolio's investment approach?

The portfolio seeks to maximize total return through both capital appreciation and current income. The portfolio invests at least 65% of its assets in investment-grade fixed-income securities, which include U.S. Treasury securities, U.S. Government agency securities, corporate bonds, foreign bonds, mortgage- and asset-backed securities, convertible securities and preferred stocks. The portfolio may invest up to 35% of its assets in bonds rated below investment-grade credit quality, also known as high yield securities.

Our investment approach emphasizes:

* FUNDAMENTAL ECONOMIC ANALYSIS. Our review of U.S. economic conditions helps us establish the portfolio's average duration, which is a measure of sensitivity to interest-rate changes. If interest rates appear to be rising, we will generally reduce the portfolio's average duration to keep cash available for the purchase of higher yielding securities
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

as they become available. If interest rates appear to be declining, we will generally increase the portfolio's average duration to lock in prevailing yields.

*SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness based on prevailing and expected market and economic conditions.

* SECURITY SELECTION. We choose individual securities according to factors that include their yields, prices, liquidity and the financial health of the issuers.

What other factors influenced the portfolio's performance?

When the reporting period began, the U.S. economy was showing signs of weakness. In response, the Federal Reserve Board (the "Fed") embarked on an aggressive campaign to stimulate growth and avoid a recession, reducing short-term interest rates by a total of 2.75 percentage points over the reporting period. With yields on U.S. Government securities at very low levels and stock prices falling, many investors turned to investment-grade corporate bonds for competitive returns. This demand for high quality corporate bonds caused the prices of these bonds to rise. Because the portfolio generally emphasized investment-grade corporate bonds, it benefited greatly from the rally in that sector during the reporting period.

The performance of bonds issued by high quality industrial companies was particularly attractive during the second half of the reporting period. We believe investors saw signs that economic recovery, if not imminent, was on the horizon. In anticipation of that recovery, investors bid up the prices of bonds issued by companies with strong balance sheets and positive cash flow. The portfolio' s performance also benefited from bonds issued by U.S. and foreign banks as their cost of funds fell faster than the rates they charge borrowers, thereby boosting profitability. On the other hand, the portfolio held relatively few corporate bonds rated below investment grade, which helped the portfolio's performance when prices of securities generally declined during the reporting period.


In other areas of the bond market, we gradually reduced the portfolio's exposure to U.S. Treasury securities by locking in profits as interest rates fell. We also reduced the portfolio' s holdings of inflation-indexed Treasuries when energy prices began to moderate and we believed that inflationary pressures had dissipated.

What is the portfolio's current strategy?

With short-term interest rates at low levels, we believe that the Fed is near the end of its current cycle of easing interest rates. Accordingly, we have continued to shift the portfolio's emphasis to bonds that we believe can benefit from strong growth in the U.S. economy. For example, we have very recently increased the portfolio's holdings of commercial and residential mortgage-backed securities, which currently offer attractive yields and, in our opinion, should receive price support from a healthy real estate market and improving consumer credit.

In addition, we have recently taken profits in some high quality corporate bonds, redeploying those assets to corporate bonds that are rated just below investment grade. We believe these securities reached such low price levels by the end of the reporting period that, in our view, the potential for higher prices currently outweighs the likelihood of further price declines. However, even with modestly greater exposure to lower rated bonds, we believe the portfolio' s overall credit quality remains firmly within the investment-grade range.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)



                                                                                              Principal
BONDS AND NOTES--92.8%                                                                        Amount(a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--1.6%

BE Aerospace,

   Sr. Sub. Notes, 8.875%, 2011                                                                 102,000  (b)             101,490

Goodrich (B.F.)

   Notes, 7%, 2038                                                                              301,000                  256,670

Northrop-Grumman,

   Deb., 9.375%, 2024                                                                            96,000                  103,025

U.S. Airways,

   Notes, 8.93%, 2008                                                                            43,583                   42,340

                                                                                                                         503,525

ASSET-BACKED CTFS.--6.7%

Conseco Finance Securitizations:

   Ser. 2000-6, Cl. A1, 6.43%, 2032                                                             220,484                  223,553

   Ser. 2000-B, Cl. AF4, 7.87%, 2031                                                            270,000                  283,331

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                             350,000                  365,586

   Ser. 2001-1, Cl. A1B, 5.01%, 2032                                                            161,156                  161,256

   Ser. 2001-A, Cl. IIA2, 6.52%, 2032                                                           470,000                  479,038

Residential Asset Securities,

   Ser. 2001-KS1, Cl. AI1, 5.593%, 2016                                                         221,618                  222,172

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            200,000                  202,096

Union Acceptance Corp. Securitization Owner Trust,

   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                             121,000                  125,206

                                                                                                                       2,062,238

AUTOMOTIVE--.4%

American Axle & Manufacturing,

   Sr. Sub. Notes, 9.75%, 2009                                                                   64,000                   64,640

Federal-Mogul,

   Notes, 7.875%, 2010                                                                           74,000                   11,100

United Rentals,

   Sr. Notes, 10.75%, 2008                                                                       36,000  (b)              37,440

                                                                                                                         113,180

BANKING--.7%

Sanwa Bank,

   Sub. Notes, 7.4%, 2011                                                                       236,000                  227,991

CABLE TELEVISION--1.3%

Adelphia Communications:

   Sr. Notes, 8.125%, 2003                                                                       36,000                   35,640

   Sr. Notes, 10.25%, 2011                                                                       67,000                   66,330



                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE TELEVISION (CONTINUED)

CSC Holdings,

   Notes, 7.625%, 2011                                                                          203,000  (b)             193,988

Charter Communications Holdings,

   Sr. Discount Notes, 11.75%, 2011                                                             174,000  (b)             101,790

                                                                                                                         397,748

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--11.0%

COMM,

   Ser. 2000-FL2A, Cl. E, 7.61%, 2003                                                           100,000  (b,c)           100,576

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                           531,477                  537,913

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                             441,000                  438,993

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1C, 7.134%, 2031                                                           522,841                  540,866

GE Capital Commercial Mortgage,

   Ser. 2001-1, Cl. A1, 6.079%, 2033                                                            394,453                  391,063

GS Mortgage Securities II,

   Ser. 2001-LIB, Cl. C, 6.733%, 2011                                                           269,000                  262,380

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.955%, 2031                                                           179,866                  185,345

TIAA CMBS I Trust Commercial Mortgage,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                              540,985  (b)             557,756

TrizecHahn Office Properties Trust,

   Ser. 2001-TZH, Cl. A2, 6.093%, 2016                                                          369,000  (b)             364,849

                                                                                                                       3,379,741

CONSUMER--.2%

Sleepmaster,

   Sr. Sub. Notes, Ser. B, 11%, 2009                                                            121,000                   69,575

ENVIRONMENTAL--.4%

Allied Waste North America,

   Sr. Sub. Notes, 10%, 2009                                                                    123,000                  126,998

FINANCIAL SERVICES--1.4%

Capital One Financial,

   Notes, 7.25%, 2003                                                                            53,000                   53,214

Conseco Finance,

   Sr. Sub. Notes, 10.25%, 2002                                                                  90,000                   87,750

Meridian Funding,

  Floating Rate Notes, Ser. 2000-E

   4.181%, 2005 (Insured; MBIA)                                                                 100,000  (b,c)           100,181

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Tiers-MIR-2001-14,

   Collateral Trust Bonds, 7.2%, 2004                                                           182,000  (b)             181,505

                                                                                                                         422,650

FOREIGN--4.7%

British Telecommunications,

   Bonds, 8.625%, 2030                                                                          177,000                  193,670

Cable & Wireless Optus Finance Property,

   Notes, 8%, 2010                                                                              113,000  (b)             120,870

Federative Republic of Brazil,

   Notes, 11%, 2040                                                                             220,000                  163,570

Gulf Canada Resources,

   Notes, 7.125%, 2011                                                                          129,000                  132,638

Metronet Communications,

   Sr. Discount Notes, 0/9.95%, 2008                                                             92,000  (c,d)            77,851

Marconi,

   Bonds, 8.375%, 2030                                                                          230,000                  193,092

Petro-Canada,

   Deb., 7.875%, 2026                                                                           239,000                  249,444

Telus:

   Notes, 7.5%, 2007                                                                             66,000                   67,448

   Notes, 8%, 2011                                                                              231,000                  236,535

                                                                                                                       1,435,118

HOTELS AND MOTELS--.4%

Hilton Hotels,

   Notes, 7.625%, 2008                                                                          113,000                  110,349

INDUSTRIAL--.7%

Case:

   Notes, 6.25%, 2003                                                                            41,000                   35,975

   Notes, 7.25%, 2016                                                                           119,000                   83,099

Case Credit:

   Notes, 6.125%, 2003                                                                           20,000                   18,000

   Notes, 6.75%, 2007                                                                            25,000                   19,245

Terex,

   Sr. Sub. Notes, 10.375%, 2011                                                                 58,000  (b)              60,030

                                                                                                                         216,349



                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE--.3%

Trenwick Capital Trust I,

   Gtd. Capital Securities, 8.82%, 2037                                                         108,000                   88,776

MEDICAL SUPPLIES--.3%

Johnson & Johnson,

   Deb., 8.72%, 2024                                                                             95,000                  104,710

MINING AND METALS--1.6%

Neenah:

   Sr. Sub. Notes, Ser. B, 11.125%, 2007                                                         19,000                   10,331

   Sr. Sub. Notes, Ser. F, 11.125%, 2007                                                         38,000                   20,662

Newmont Mining,

   Notes, 8.625%, 2011                                                                          183,000                  180,990

Phelps Dodge,

   Sr. Notes, 9.5%, 2031                                                                        277,000                  272,060

                                                                                                                         484,043

OIL AND GAS--1.5%

Anderson Exploration,

   Notes, 6.75%, 2011                                                                           128,000                  126,332

Chesapeake Energy,

   Sr. Notes, 8.125%, 2011                                                                      269,000  (b)             252,860

Ocean Energy,

   Sr. Sub. Notes, Ser. B, 8.875%, 2007                                                          75,000                   78,563

R & B Falcon,

   Sr. Notes, Ser. B, 7.375%, 2018                                                                7,000                    6,945

                                                                                                                         464,700

PAPER PRODUCTS--.5%

Georgia Pacific:

   Notes, 7.5%, 2006                                                                             43,000                   43,264

   Notes, 8.125%, 2011                                                                           68,000                   67,980

   Notes, 8.875%, 2031                                                                           57,000                   57,219

                                                                                                                         168,463

REAL ESTATE INVESTMENT TRUSTS--2.4%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                              100,000                   99,758

Federal Realty Investment Trust,

   Medium-Term Notes, 6.74%, 2004                                                               150,000                  150,932

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

New Plan Excel Realty Trust,

   Sr. Notes, 6.875%, 2004                                                                      175,000                  174,840

Spieker Properties,

   Notes, 6.875%, 2005                                                                          300,000                  303,828

                                                                                                                         729,358

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--6.6%

Bank of America Large Loan,

   Ser. 2001-1166, Cl. C, 4.833%, 2005                                                          250,000                  250,000

Bank of America Mortgage Securities,

   Ser. 2001-C, Cl. A1, 4.958%, 2031                                                            500,000                  499,997

Chase Mortgage Finance,

   Ser. 1999-S13, Cl. B4, 6.5%, 2014                                                            208,457  (b)             168,730

GE Capital Mortgage Services,

   Ser. 2000-8, Cl. B5, 7.5%, 2015                                                              180,767  (b)              67,486

Green Tree Home Improvement Loan Trust,

   Ser. 1997-A, Cl. HEA6, 7.16%, 2028                                                           341,294                  349,210

Residential Funding Mortgage Securities I,

   Ser. 1999-S11, Cl. M3, 6.5%, 2029                                                            732,700                  680,338

                                                                                                                       2,015,761

TECHNOLOGY--.6%

Computer Sciences,

   Notes, 6.75%, 2006                                                                           134,000                  132,875

Hewlett-Packard,

   Conv. Liquid Yield Option Notes, 0%, 2017                                                     92,000                   50,370

                                                                                                                         183,245

TELECOMMUNICATION--3.6%

American Tower,

   Sr. Notes, 9.375%, 2009                                                                       86,000  (b)              80,625

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                      203,000  (b)             184,222

Global Crossing Holdings:

   Sr. Notes, 8.7%, 2007                                                                        248,000  (b)             189,720

   Sr. Notes, 9.5%, 2009                                                                         50,000                   39,375

Lucent Technologies,

   Deb., 6.45%, 2029                                                                             95,000                   54,940

Nextel Communications:

   Sr. Notes, 9.5%, 2011                                                                         78,000                   61,328

   Sr. Serial Redeemable Notes, 9.375%, 2009                                                    222,000                  176,490



                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION (CONTINUED)

Nortel Networks,

   Notes, 6.125%, 2006                                                                           23,000                   19,871

Tritel PCS,

   Sr. Sub. Notes, 10.375%, 2011                                                                256,000                  235,520

Williams Communications Group,

   Sr. Notes, 10.875%, 2009                                                                     154,000                   63,140

                                                                                                                       1,105,231

U.S. GOVERNMENTS--18.5%

U. S. Treasury Bonds:

   5.375%, 2/15/2031                                                                          2,218,000                2,103,285

   6.25%, 5/15/2030                                                                             558,000                  591,915

U. S. Treasury Notes:

   4.625%, 5/15/2006                                                                          1,369,000                1,350,601

   5.75%, 11/15/2005                                                                            877,000                  903,310

   6.5%, 10/15/2006                                                                             685,000                  728,744

                                                                                                                       5,677,855

U.S. GOVERNMENT AGENCIES--1.5%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                            431,000  (e)             478,519

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--19.1%

Federal Home Loan Banks,

   Bonds, 4.75%, 6/28/2004                                                                      685,000                  679,863

Federal Home Loan Mortgage Corp.,

  REMIC Trust, Gtd. Pass-Through Ctfs.

  (Interest Only Obligations):

      Ser. 1992, Cl. PG, 7%, 4/15/2014                                                          392,853  (f)              12,416

      Ser. 1999, Cl. PW, 7%, 8/15/2026                                                          123,874  (f)              22,211

      Ser. 2067, Cl. PI, 6.5%, 1/15/2024                                                        170,000  (f)              42,837

      Ser. 2113, Cl. MI, 6.5%, 4/15/2024                                                        622,559  (f)              83,157

Federal National Mortgage Association:

   Medium-Term Notes, 6.5%, 7/10/2002                                             AUD         1,000,000                  516,919

   Notes, 6.25%, 2/1/2011                                                                        15,000                   14,946

Government National Mortgage Association II:

   6%, 7/20/2030                                                                                175,314                  178,053

   6.5%                                                                                       2,465,000  (g)           2,432,647

   7%                                                                                           372,500  (g)             374,605

   7.5%                                                                                       1,337,500  (g)           1,368,011

   8%, 2/20/2034                                                                                131,565                  136,005

                                                                                                                       5,861,670

                                                                                            The Portfolio


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES-ELECTRIC--4.2%

AES:

   Sr. Notes, 8.75%, 2002                                                                        85,000                   86,275

   Sr. Notes, 9.375%, 2010                                                                       65,000                   65,975

   Sr. Notes, 8.875%, 2011                                                                       50,000                   49,125

Calpine,

   Sr. Notes, 8.5%, 2011                                                                        278,000                  268,431

Calpine Canada Energy Finance,

   Sr. Notes, 8.5%, 2008                                                                         68,000                   66,381

Exelon Generation,

   Sr. Notes, 6.95%, 2011                                                                       118,000  (b)             117,452

Long Island Lighting,

   Deb., 8.2%, 2023                                                                             131,000                  133,134

Mission Energy Holding,

   Sr. Secured Notes, 13.5%, 2008                                                               176,000  (b)             174,240

TXU,

   Sr. Notes, 6.375%, 2006                                                                      126,000                  124,622

TXU Electric Capital V,

   Gtd. Capital Securities, 8.175%, 2037                                                        202,000                  199,447

                                                                                                                       1,285,082

UTILITIES-TELEPHONE--2.6%

AT&T:

   Notes, 6%, 2009                                                                              116,000                  108,600

   Notes, 6.5%, 2029                                                                            187,000                  160,137

AT&T Wireless,

   Sr. Notes, 8.75%, 2031                                                                       416,000  (b)             433,364

SBC Communications,

   Notes, 5.75%, 2006                                                                            90,000                   89,260

                                                                                                                         791,361

TOTAL BONDS AND NOTES

   (cost $28,638,453)                                                                                                 28,504,236
------------------------------------------------------------------------------------------------------------------------------------

OTHER SECURITIES--3.6%
------------------------------------------------------------------------------------------------------------------------------------

BANKING--3.3%

Abbey National Capital Trust I,

  Gtd. Non-Cumulative Trust Preferred Securities,

   8.963%, 6/30/2030                                                                            391,000  (h,i)           438,870

BNP Paribas Capital Trust,

  Non-Cumulative Preferred Securities,

   9.003%, 10/27/2010                                                                           121,000  (b,h,i)         132,707


                                                                                              Principal
OTHER SECURITIES (CONTINUED)                                                                  Amount(a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

Barclays Bank,

  Step-Up Callable Perpetual Reserve
   Capital Instruments,

   7.375%, 12/15/2011                                                                           122,000  (b,h,i)         121,432

Dresdner Funding Trust I,

  Non-Cumulative Silent Partnership Ctfs.,

   8.151%, 6/30/2029                                                                            326,000  (b,h)           334,386

                                                                                                                       1,027,395

FINANCE--.3%

ING Capital Funding Trust III,

  Non-Cumulative Gtd. Trust Preferred Securities,

   8.439%, 12/21/2010                                                                            90,000  (h,i)            95,668

TOTAL OTHER SECURITIES

   (cost $1,097,226)                                                                                                   1,123,063
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.7%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL AND GAS--.4%

Exco Resources,

   Cum. Conv., $1.05                                                                              6,043                  115,421

TELECOMMUNICATION--1.3%

Global Crossing,

   Cum. Conv., $17.50                                                                               160                   15,180

MediaOne Group,

   Cum. Conv., $3.633                                                                             6,825                  391,585

                                                                                                                         406,765

TOTAL PREFERRED STOCKS

   (cost $698,490)                                                                                                       522,186
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--6.9%                                                                   Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--5.8%

Equilon Enterprises,

   4.15%, 7/2/2001                                                                            1,000,000                  999,885

Philip Morris Cos.,

   4.13%, 7/2/2001                                                                              785,000                  784,910

                                                                                                                       1,784,795

U.S. GOVERNMENTS--.3%

U. S. Treasury Bills:

   4.825%, 7/12/2001                                                                              6,000  (j)               5,995

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS (CONTINUED)                                                             Amount(a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS (CONTINUED)

U. S. Treasury Bills (continued):

   4.92%, 7/26/2001                                                                              10,000  (j)               9,978

   5.85%, 8/30/2001                                                                              35,000  (j)              34,799

   4.42%, 9/13/2001                                                                              30,000  (j)              29,785

                                                                                                                          80,557

U.S. GOVERNMENT AGENCIES--.8%

Federal Farm Credit Banks,

  Discount Notes,

   3.94%, 7/2/2001                                                                              245,000                  244,973

TOTAL SHORT-TERM INVESTMENTS

   (cost $2,110,325)                                                                                                   2,110,325
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $32,544,494)                                                             105.0%               32,259,810

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (5.0%)               (1,530,387)

NET ASSETS                                                                                       100.0%               30,729,423

(A)  PRINCIPAL AMOUNT STATED IN U. S. DOLLARS UNLESS OTHERWISE NOTED. AUD -
     AUSTRALIAN DOLLARS

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2001,
     THESE SECURITIES AMOUNTED TO $4,177,699 OR 13.6% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON BECOMES
     EFFECTIVE.

(E)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(F)  NOTIONAL FACE AMOUNT SHOWN.

(G)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(H)  THE STATED INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
     THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.

(I)  DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(J)  HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

June 30, 2001 (Unaudited)

                                                                                                                       Unrealized
                                                                   Market Value                                      Appreciation
                                                                     Covered by                                    (Depreciation)
                                            Contracts              Contracts ($)               Expiration        at 6/30/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 20 Year Bonds                        13                  1,304,063           September 2001                 (3,938)

FINANCIAL FUTURES SHORT

U.S. Treasury 5 Year Notes                         19                  1,963,531           September 2001                  3,047

U.S. Treasury 10 Year Notes                        12                  1,236,187           September 2001                  2,922

                                                                                                                           2,031

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  32,544,494  32,259,810

Cash                                                                    891,061

Receivable for investment securities sold                             7,903,725

Interest receivable                                                     366,285

Receivable for futures variation margin--Note 4(a)                        5,767

Prepaid expenses                                                          4,152

                                                                     41,430,800
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             2,751

Payable for investment securities purchased                          10,664,270

Accrued expenses                                                         34,356

                                                                     10,701,377
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       30,729,423
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      30,473,321

Accumulated undistributed investment income--net                        113,077

Accumulated net realized gain (loss) on investments and financial
futures                                                                 425,964

Accumulated net unrealized appreciation (depreciation) on investments
  (including $2,031 net unrealized appreciation on financial futures--Note 4(b)
                                                                      (282,939)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       30,729,423

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        23,232,589      7,496,834

Shares Outstanding                                     1,783,221        575,699
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               13.03         13.02

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               633,670

Cash dividends                                                          13,797

TOTAL INCOME                                                           647,467

EXPENSES:

Investment advisory fee--Note 3(a)                                      59,689

Prospectus and shareholders' reports                                    18,981

Custodian fees--Note 3(b)                                               17,896

Professional fees                                                       13,503

Registration fees                                                        4,498

Distribution fees--Note 3(b)                                             2,357

Trustees' fees and expenses--Note 3(c)                                     153

Shareholder servicing costs --Note 3(b)                                     41

Miscellaneous                                                            4,874

TOTAL EXPENSES                                                         121,992

Less--waiver of fees due to undertaking--Note 3(a)                    (42,406)

NET EXPENSES                                                            79,586

INVESTMENT INCOME--NET                                                 567,881
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                204,108

Net realized gain (loss) on financial futures                           77,458

NET REALIZED GAIN (LOSS)                                               281,566

Net unrealized appreciation (depreciation) on investments (including
  $2,031 net unrealized appreciation on financial futures)            (371,997)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (90,431)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   477,450

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                            (Unaudited)  December 31, 2000(a)(b)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            567,881              291,671

Net realized gain (loss) on investments           281,566              238,983

Net unrealized appreciation (depreciation)
        on investments                            (371,997)              87,976

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      477,450              618,630
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                  (412,036)            (293,574)

Service shares                                   (39,783)                 --

Net realized gain on investments:

Initial shares                                       --               (94,585)

TOTAL DIVIDENDS                                 (451,819)            (388,159)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 16,468,769          16,414,812

Service shares                                  7,650,322                 500

Dividends reinvested:

Initial shares                                    412,036             388,159

Service shares                                     39,783                 --

Cost of shares redeemed:

Initial shares                                (5,741,797)          (4,985,468)

Service shares                                  (173,795)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           18,655,318           11,818,003

TOTAL INCREASE (DECREASE) IN NET ASSETS       18,680,949           12,048,474
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            12,048,474                --

END OF PERIOD                                  30,729,423           12,048,474

Undistributed (Distributions in excess of)
   investment income--net                         113,077               (1,903)


                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                            (Unaudited)  December 31, 2000(a)(b)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     1,259,748           1,291,834

Shares issued for dividends reinvested             31,508              30,526

Shares redeemed                                  (439,396)           (390,999)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     851,860             931,361
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       585,921                 39

Shares issued for dividends reinvested              3,049                 --

Shares redeemed                                   (13,310)                --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     575,660                 39

(A)  FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2000.

(B) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                            Six Months Ended
                                             June 30, 2001(d)      Year Ended
INITIAL SHARES                                    (Unaudited)     December 31,
                                                                       2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   12.94           12.50

Investment Operations:

Investment income--net                                   .36             .50

Net realized and unrealized gain
   (loss) on investments                                 .03             .56

Total from Investment Operations                         .39            1.06

Distributions:

Dividends from investment income--net                   (.30)           (.50)

Dividends from net realized gain on investments           --            (.12)

Total Distributions                                     (.30)           (.62)

Net asset value, end of period                         13.03           12.94
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                        6.21(b)         8.61(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .80(b)          .80(b)

Ratio of net investment income
   to average net assets                                5.72(b)         6.24(b)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation        .38(b)         1.10(b)

Portfolio Turnover Rate                               561.07(c)       953.66(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   23,233        12,048

(A)  FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2000.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

(D) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.93% TO 5.72%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS.


                                            Six Months Ended
                                             June 30, 2001(d)  Period Ended
SERVICE SHARES                                    (Unaudited)  December 31,
                                                                    2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   12.93         12.93

Investment Operations:

Investment income--net                                   .32            --

Net realized and unrealized gain (loss)
   on investments                                        .07            --

Total from Investment Operations                         .39            --

Distributions:

Dividends from investment income--net                   (.30)           --

Net asset value, end of period                         13.02          12.93
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                        6.05(b)         --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .80(b)         --

Ratio of net investment income
   to average net assets                                5.64(b)         --

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation         .86(b)

Portfolio Turnover Rate                               561.07(c)      953.66(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  7,497             1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

(D) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.00, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.00, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.86% TO 5.64%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Core Bond Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return through capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

On June 29, 2001, the Board of Trustees declared a cash dividend of .057 per share from undistributed investment income-net payable on July 2, 2001 (ex-dividend date) to shareholders of record as of the close of business on June 29, 2001.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the average daily net assets of their class. During the period ended June 30, 2001, Dreyfus waived receipt of fees of $42,406, pursuant to the undertaking.


(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $2,357 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $40 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $17,896 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures during the period ended June 30, 2001, amounted to $124,579,884 and $106,087,808, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2001, are set forth in the Statement of Financial Futures.

The fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities.

(b) At June 30, 2001, accumulated net unrealized depreciation on investments and
financial   futures  was  $282,939,  consisting  of  $266,182  gross  unrealized appreciation and $549,121 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 5--Change in Accounting Principle:

As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on debt securities on a scientific basis. Prior to January 1, 2001, the portfolio did not amortize premiums on debt securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $1,082 reduction in accumulated undistributed investment income-net and a corresponding $1,082 increase in accumulated net unrealized appreciation (depreciation) , based on securities held by the portfolio on January 1, 2001.

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $21,011, increase net unrealized appreciation (depreciation) by $11,804 and increase net realized gains (losses) by $9,207.
The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                        The Portfolio

NOTES

                     For More Information

                        Dreyfus
                        Investment Portfolios,
                        Core Bond Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  165SA0601



================================================================================

Dreyfus
Investment Portfolios,
Core Value Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                           Core Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Valerie J. Sill.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the stock market. Better economic times generally tend to lead to increased sales and profits for many companies, especially those that are sensitive to changes in the economic cycle. A stronger economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies whose valuations dropped during the recent economic downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Valerie J. Sill, Portfolio Manager

How did Dreyfus Investment Portfolios, Core Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, Dreyfus Investment Portfolios, Core Value Portfolio produced total returns of -0.73% for its Initial shares and -0.60% for its Service shares.(1) In comparison, the portfolio's benchmark, the S& P 500/BARRA Value Index, produced a total return of -2.50 for the same period.(2)

We are pleased that the portfolio produced only a very modest loss in a highly challenging market environment. We attribute the fund's relatively strong performance primarily to our stock selection strategy, which emphasized companies with steady earnings that stood out in an environment of generally lower corporate profits.

What is the portfolio's investment approach?

The portfolio invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios. In choosing stocks, we use a "bottom-up" stock selection approach, focusing on individual companies, rather than a "top-down" approach that forecasts market trends. We also focus on a company's relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

What other factors influenced the portfolio's performance?

The value style of investing generally performed better than the growth style during the reporting period. Value investors seek underpriced companies that have historically produced slow but steady earnings growth. In a weak economic environment, value stocks are often seen as "defensive." If they report disappointing earnings, their stock prices generally tend not to depreciate as much as prices of growth stocks with higher valuations.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Value stocks exist in every industry, even in growth-oriented sectors, such as technology. Indeed, two of the portfolio's best performers during the reporting period were International Business Machines and Apple Computer, which we believe became value investments after steep declines in their stock prices. Because of its diversified product offerings, International Business Machines continued to post strong earnings in the face of a slowdown in worldwide technology spending. The portfolio purchased Apple Computer' s shares when its stock price was depressed. The portfolio enjoyed significant appreciation when the company made an excellent comeback with new product offerings, as well as refinements to its highly successful iMac brand.

Johnson & Johnson, the giant health care company, saw its shares decline in early 2001 when it acquired Alza Corp., a pharmaceutical company focusing on therapies for cancer and the central nervous system. The stock price of an acquiring company often declines temporarily, because investors fear a decline in earnings while the new company is being assimilated. However, Johnson & Johnson' s shares rebounded when it became apparent that the company was well positioned to offer improved distribution for Alza's products.

In financial services, Washington Mutual defied the poor performance of its industry group, posting strong returns for the period. The company, a leading banking institution that has grown through major acquisitions, continued to post earnings that beat Wall Street expectations. In a declining interest-rate environment, bank stocks usually perform well, because the cost of funds declines faster than lending rates, thus boosting profit margins. However, investors were equally concerned during the first half of 2001 about the impact of the economic slowdown on bank customers and their ability to repay their loans. As a result, with the exception of such stocks as Washington Mutual, the financial services group provided disappointing returns for the portfolio.

Indeed, lower short-term interest rates prompted many investors to purchase shares of economically cyclical stocks during the reporting period, such as retailers. Circuit City Group, Federated Department

Stores and Office Depot were good performers during the period, as investors also reacted to the prospect of federal income tax refund checks percolating through the economy. The transportation sector was also strong, benefiting such railroad stocks as Canadian Pacific, one of the portfolio's top performers.

What is the portfolio's current strategy?

As of the end of the reporting period, the portfolio's positions in health care and consumer products were overweighted relative to its benchmark. Because many of these products are necessities, consumer products companies, such as detergent makers, and health care stocks, such as pharmaceutical concerns, often prosper regardless of the economic environment. On the other hand, the portfolio decreased its holdings in basic industries, electric utilities and energy stocks, because many of those stock prices reached our selling targets. These portfolio shifts reflect our continuing search for undervalued stocks regardless of industry or sector of the market.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500/BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD & POOR'S 500 COMPOSITE PRICE INDEX ("S&P 500 INDEX") THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio



STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

COMMON STOCKS--94.8%                                                                            Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

APPLIANCES & HOUSEHOLD DURABLES--1.5%

Koninklijke (Royal) Philips Electronics (New York Shares)                                        22,500                  594,675

BANKING--14.5%

American Express                                                                                 17,100                  663,480

Citigroup                                                                                        31,800                1,680,312

Fannie Mae                                                                                       10,700                  911,105

First Union                                                                                      11,300                  394,822

FleetBoston Financial                                                                            17,506                  690,612

Golden State Bancorp                                                                              9,200                  283,360

Washington Mutual                                                                                20,850                  782,917

Wells Fargo                                                                                       5,200                  241,436

                                                                                                                       5,648,044

BASIC INDUSTRIES--3.7%

Air Products & Chemicals                                                                          5,700                  260,775

Dow Chemical                                                                                     10,360                  344,470

E.I. dupont deNemours & Co.                                                                       9,951                  480,036

Georgia-Pacific                                                                                   7,500                  253,875

International Paper                                                                               3,200                  114,240

                                                                                                                       1,453,396

BROKERAGE--6.7%

Goldman Sachs Group                                                                               3,100                  265,980

J.P. Morgan Chase & Co.                                                                          25,250                1,126,150

Morgan Stanley Dean Witter & Co.                                                                 10,500                  674,415

Stilwell Financial                                                                               16,200                  543,672

                                                                                                                       2,610,217

CAPITAL GOODS--10.3%

Boeing                                                                                           11,000                  611,600

Eaton                                                                                             2,900                  203,290

Pitney Bowes                                                                                     15,600                  657,072

Rockwell International                                                                           10,500                  400,260

TRW                                                                                               5,600                  229,600

Tyco International                                                                               10,200                  555,900

United Technologies                                                                              11,800                  864,468

Waste Management                                                                                 14,800                  456,136

                                                                                                                       3,978,326

CONSUMER DURABLES--.5%

Ford Motor                                                                                        7,514                  184,469


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLES--3.4%

Clorox                                                                                           10,800                  365,580

Kimberly-Clark                                                                                    5,800                  324,220

Kraft Foods, Cl. A                                                                                7,640  (a)             236,840

Procter & Gamble                                                                                  6,100                  389,180

                                                                                                                       1,315,820

CONSUMER SERVICES--8.2%

Circuit City Group                                                                               11,000                  198,000

Federated Department Stores                                                                      11,100  (a)             471,750

First Data                                                                                        1,400                   89,950

Knight-Ridder                                                                                     6,700                  397,310

McDonald's                                                                                       18,300                  495,198

Office Depot                                                                                     55,700  (a)             578,166

RadioShack                                                                                       13,700                  417,850

Walt Disney                                                                                      18,500                  534,465

                                                                                                                       3,182,689

ENERGY--9.5%

BP Amoco, ADS                                                                                    14,100                  702,885

Conoco, Cl. B                                                                                    25,284                  730,708

Cooper Cameron                                                                                    2,800  (a)             156,240

Exxon Mobil                                                                                      12,652                1,105,152

Halliburton                                                                                       8,800                  313,280

Sunoco                                                                                            9,500                  347,985

Williams Cos.                                                                                    10,000                  329,500

                                                                                                                       3,685,750

FOOD & HOUSEHOLD PRODUCTS--1.9%

Unilever, N.V. (New York Shares)                                                                 12,300                  732,711

HEALTH CARE--9.5%

American Home Products                                                                            5,600                  327,264

Bausch & Lomb                                                                                     8,300                  300,792

Guidant                                                                                           9,900  (a)             356,400

Johnson & Johnson                                                                                23,000                1,150,000

Merck & Co.                                                                                      11,300                  722,183

Schering-Plough                                                                                   9,300                  337,032

Wellpoint Health Networks                                                                         5,300  (a)             499,472

                                                                                                                       3,693,143

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE--8.1%

Allstate                                                                                         14,400                  633,456

American International Group                                                                      7,096                  610,256

CIGNA                                                                                             1,900                  182,058

John Hancock Financial Services                                                                   9,400                  378,444

Lincoln National                                                                                  9,900                  512,325

Marsh & McLennan Cos.                                                                             3,900                  393,900

MetLife                                                                                          14,000                  433,720

                                                                                                                       3,144,159

TECHNOLOGY--6.4%

Apple Computer                                                                                    9,400  (a)             218,550

Computer Associates International                                                                 9,200                  331,200

Computer Sciences                                                                                 8,800  (a)             304,480

Electronic Data Systems                                                                           7,000                  437,500

Hewlett-Packard                                                                                  13,750                  393,250

International Business Machines                                                                   5,100                  576,300

KPMG Consulting                                                                                   8,500  (a)             130,475

3COM                                                                                             21,600  (a)             102,600

                                                                                                                       2,494,355

TELECOMMUNICATIONS--1.3%

Cable & Wireless, ADR                                                                             5,700                  102,600

Sprint (FON Group)                                                                               19,600                  418,656

                                                                                                                         521,256

TRANSPORTATION--2.6%

Canadian Pacific                                                                                 22,600                  875,750

Southwest Airlines                                                                                6,550                  121,109

                                                                                                                         996,859

UTILITIES--6.7%

CMS Energy                                                                                       24,500                  682,325

Entergy                                                                                          11,000                  422,290

NiSource                                                                                         25,300                  691,449

Reliant Resources                                                                                 6,300  (a)             155,610

Verizon Communications                                                                            9,250                  494,875

WorldCom                                                                                          8,900  (a)             126,380

WorldCom - MCI Group                                                                                356                    5,732

                                                                                                                       2,578,661

TOTAL COMMON STOCKS
   (cost $34,761,475)                                                                                                 36,814,530




PREFERRED STOCKS--1.5%                                                                           Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES;

News Corp, ADR

   (cost $489,661)                                                                               17,350                  562,140
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.6%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES;

Student Loan Marketing Association,
  3.94%, 7/2/2001
   (cost $1,399,847)                                                                          1,400,000                1,399,847
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $36,650,983)                                                              99.9%               38,776,517

CASH AND RECEIVABLES (NET)                                                                          .1%                   50,969

NET ASSETS                                                                                       100.0%               38,827,486

(A)   NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  36,650,983  38,776,517

Cash                                                                    329,652

Receivable for investment securities sold                               379,091

Dividends receivable                                                     30,576

Prepaid expenses                                                         12,939

                                                                     39,528,775
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            21,181

Payable for investment securities purchased                             651,962

Payable for shares of Beneficial Interest redeemed                        6,992

Accrued expenses and other liabilities                                   21,154

                                                                        701,289
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       38,827,486
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      36,775,377

Accumulated undistributed investment income--net                        151,538

Accumulated net realized gain (loss) on investments                   (224,963)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            2,125,534
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      38,827,486

NET ASSET VALUE PER SHARE

                                                Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                      32,606,550       6,220,936

Shares Outstanding                                   2,212,359         421,647
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            14.74           14.75

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $3,635 foreign taxes withheld at source)        270,990

Interest                                                                32,312

TOTAL INCOME                                                           303,302

EXPENSES:

Investment advisory fee--Note 3(a)                                     117,279

Auditing fees                                                           12,833

Prospectus and shareholders' reports                                    11,780

Custodian fees--Note 3(b)                                                9,527

Legal fees                                                               4,528

Registration fees                                                        3,911

Distribution fees--Note 3(b)                                             2,859

Trustees' fees and expenses--Note 3(c)                                     247

Miscellaneous                                                            2,832

TOTAL EXPENSES                                                         165,796

Less--waiver of fees due to undertaking--Note 3(a)                    (22,165)

NET EXPENSES                                                           143,631

INVESTMENT INCOME--NET                                                 159,671
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (27,501)

Net unrealized appreciation (depreciation) on investments            (367,817)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (395,318)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (235,647)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001            Year Ended
                                              (Unaudited)  December 31, 2000(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            159,671               224,850

Net realized gain (loss) on investments           (27,501)              801,415

Net unrealized appreciation (depreciation)
   on investments                                (367,817)            1,343,901

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (235,647)            2,370,166
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (11,915)            (220,384)

Service shares                                      (872)                   --

Net realized gain on investments:

Initial shares                                  (432,914)            (510,084)

Service shares                                   (31,706)                   --

TOTAL DIVIDENDS                                 (477,407)            (730,468)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 11,230,588          14,417,156

Service shares                                  6,475,736                 500

Dividends reinvested:

Initial shares                                    444,829              730,468

Service shares                                     32,578                  --

Cost of shares redeemed:

Initial shares                                (2,250,115)          (8,233,492)

Service shares                                  (290,182)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           15,643,434            6,914,632

TOTAL INCREASE (DECREASE) IN NET ASSETS       14,930,380            8,554,330
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            23,897,106           15,342,776

END OF PERIOD                                  38,827,486           23,897,106

Undistributed investment income--net              151,538                4,654



                                         Six Months Ended
                                            June 30, 2001            Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       750,929           1,000,641

Shares issued for dividends reinvested             32,257              50,772

Shares redeemed                                  (153,894)           (566,926)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     629,292             484,487
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       439,211                 33

Shares issued for dividends reinvested              2,363                 --

Shares redeemed                                   (19,960)                --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     421,614                 33

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                            Six Months Ended
                                                               June 30, 2001                            Year Ended December 31,
                                                                                        -----------------------------------------
INITIAL SHARES                                                    (Unaudited)           2000           1999           1998(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   15.10           13.97           11.72             12.50

Investment Operations:

Investment income--net                                                   .07(b)          .17(b)          .07(b)            .07

Net realized and unrealized gain (loss)
   on investments                                                       (.20)           1.50            2.24              (.77)

Total from Investment Operations                                        (.13)           1.67            2.31              (.70)

Distributions:

Dividends from investment income--net                                  (.01)          (.16)             (.06)            (.08)

Dividends from net realized gain
   on investments                                                      (.22)          (.38)                --              --

Total Distributions                                                    (.23)          (.54)             (.06)            (.08)

Net asset value, end of period                                         14.74         15.10              13.97             11.72
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    (.73)(c)          12.06             19.73             (5.59)(c)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .49(c)            .97              1.00             .67(c)

Ratio of net investment income
   to average net assets                                              .48(c)           1.19               .56             .62(c)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                            .02(c)            .07               .50             .74(c)

Portfolio Turnover Rate                                             28.84(c)         110.74             97.14           47.37(c)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 32,607         23,897            15,343             5,959

(A) FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                            Six Months Ended
                                               June 30, 2001     Period Ended
SERVICE SHARES                                    (Unaudited)     December 31,
                                                                       2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    15.09            15.09

Investment Operations:

Investment income--net                                 .05(b)               --

Net realized and unrealized gain (loss) on investments  (.16)               --

Total from Investment Operations                        (.11)               --

Distributions:

Dividends from investment income--net                   (.01)               --

Dividends from net realized gain on investments         (.22)               --

Total Distributions                                     (.23)               --

Net asset value, end of period                          14.75            15.09
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (.60)(c)               --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                .51(c)               --

Ratio of net investment income to average net assets   .35(c)               --

Decrease reflected in above expense ratios due to
undertaking by The Dreyfus Corporation                 .19(c)               --

Portfolio Turnover Rate                              28.84(c)           110.74
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 6,221                 1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company operating as a series company currently offering twelve series, including the Core Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $805 during the period ended June 30, 2001 based on avail-
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

able cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither, class exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2001, Dreyfus waived receipt of fees of $22,165, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $2,859 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $36 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $9,527 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $23,627,149 and $8,746,607, respectively.

At  June  30,  2001,  accumulated net unrealized appreciation on investments was
$2,125,534,   consisting   of   $3,331,287  gross  unrealized  appreciation  and
$1,205,753 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                      For More Information

                        Dreyfus  Investment Portfolios,
                        Core Value Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  172SA0601



================================================================================
Dreyfus
Investment Portfolios,
Emerging Leaders
Portfolio


SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                      Dreyfus Investment Portfolios, Emerging Leaders Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Emerging Leaders Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Paul Kandel and Hilary Woods.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal
Reserve   Board's  aggressive  easing  of  monetary  policy  produced  a  2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the stock market. Better economic times generally tend to lead to increased sales and profits for many companies, especially those that are sensitive to changes in the economic cycle. A stronger economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies whose valuations dropped during the recent economic downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Investment Portfolios, Emerging Leaders Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, Dreyfus Investment Portfolios, Emerging Leaders Portfolio produced total returns of 8.33% for its Initial shares and 8.27% for its Service shares.(1) This compares with a total return of 6.94% for the portfolio's benchmark, the Russell 2000 Index (the "Index"), for the same period.(2)

We attribute the portfolio's performance to a market environment that generally favored small-cap companies. The portfolio outperformed its benchmark by successfully employing a disciplined, blended growth-and-value investment approach, which identified attractive investment opportunities, particularly
within   the   health   care,   utilities   and   transport   industry  groups.

What is the portfolio's investment approach?

The portfolio seeks capital growth by investing in a diversified group of small-cap companies with total market values of $2.0 billion or less at the time of purchase. We focus primarily on companies we believe are emerging leaders in their respective industries. The companies in which we invest offer products, processes or services that we believe enhance their prospects for future earnings or revenue growth. Using fundamental research, we look for stocks with dominant positions in major product lines, sustained records of achievement and strong balance sheets. We also base investment decisions on the expected impact of changes in a company's management or organizational structure.

Our investment approach targets growth-oriented stocks (those companies with earnings that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced according to a number of financial measurements) and stocks that exhibit both growth and value characteristics. We typically sell a stock when
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance.

What other factors influenced the portfolio's performance?

The slowing U.S. economy created a challenging investment climate for most equity markets during the reporting period. However, while broad market indices, such as the S& P 500 Index and the Dow Jones Industrial Average, suffered declines, the Russell 2000 Index rose. That's because many of the small-cap stocks that make up the Index offered investors greater prospects for growth at lower price/earnings ratios than did the majority of larger company stocks. Small-cap stocks also benefited from declining interest rates, which made it easier for small companies to gain cost-effective access to business capital.

The portfolio capitalized on these favorable conditions in several industry groups. In health care, the portfolio achieved its strongest results and also significantly outperformed the Index during the reporting period. Those gains resulted from exceptionally good stock selections among innovative drug companies, such as SICOR; hospital groups, such as LifePoint Hospitals; medical device manufacturers, such as ESC Medical Systems; and biotech companies, such as XOMA. In all, health care holdings provided roughly half of the portfolio's total positive return. The portfolio also delivered significantly better results than the Index in two other key areas. In utilities, the portfolio generated strong returns while the Index remained relatively unchanged, largely due to a better than 100% advance in coal producer Arch Coal. In autos and transports, the portfolio also significantly outperformed the Index, driven by a broad group of holdings, including trucker Knight Transportation and auto parts maker American Axle.

Of course, not all of the portfolio's investments performed as well as the stocks mentioned above during the reporting period. Most technology stocks declined during the reporting period, with the portfolio's holdings in the area falling more than those of the Index. Reduced earnings expectations at a variety of companies -- including outsourcing man-

ufacturer DDi, Internet security provider Netegrity and electronic component maker Aeroflex -- caused the portfolio's results to lag. The portfolio also lost ground compared to the Index in the consumer area, as its holdings did not keep pace with those of the Index.

What is the portfolio's current strategy?

As of the end of the reporting period, the portfolio holds a smaller percentage of consumer-related stocks than the Index, primarily because of declining consumer spending levels. The portfolio also holds relatively small positions in financial and technology stocks, where we see the potential for continued weakness. On the other hand, we are holding relatively large positions in energy, where we see opportunities for earnings growth, and in materials and processing, where we believe industry fundamentals are likely to benefit from strength in the global economy.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                        The Portfolio



STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

COMMON STOCKS--97.9%                                                                             Shares                  Value($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.4%

Henry Schein                                                                                      3,500  (a)             133,875

CONSUMER NON-DURABLES--2.8%

Cott                                                                                             13,500  (a)             149,040

Smithfield Foods                                                                                  2,700  (a)             108,810

                                                                                                                         257,850

CONSUMER SERVICES--5.6%

Emmis Communications, Cl. A                                                                       4,000  (a)             123,000

Entercom Communications                                                                           2,500  (a)             134,025

Martha Stewart Living Omnimedia, Cl. A                                                            5,900  (a)             136,290

Six Flags                                                                                         6,000  (a)             126,240

                                                                                                                         519,555

ELECTRONIC TECHNOLOGY--13.9%

Alliant Techsystems                                                                               1,400  (a)             125,860

Catapult Communications                                                                           5,000  (a)             112,500

Cognex                                                                                            4,300  (a)             145,555

Elantec Semiconductor                                                                             4,500  (a)             152,055

Harris                                                                                            4,700                  127,887

Micrel                                                                                            3,000  (a)              99,000

Pixelworks                                                                                        5,000  (a)             178,700

TranSwitch                                                                                       13,500  (a)             148,500

Veeco Instruments                                                                                 2,500  (a)              99,375

Virata                                                                                            9,000  (a)             106,650

                                                                                                                       1,296,082

ENERGY MINERALS--6.3%

Arch Coal                                                                                         5,600                  144,872

Cabot Oil & Gas, Cl. A                                                                            3,600                   87,840

Meridian Resource                                                                                17,700  (a)             126,909

Newpark Resources                                                                                10,000  (a)             111,000

Torch Offshore                                                                                   11,500  (a)             114,425

                                                                                                                         585,046

FINANCE--17.7%

AmeriCredit                                                                                       3,200  (a)             166,240

Annuity and Life Re Holdings                                                                      3,700                  132,275

Bank United, CPR                                                                                  1,400  (a)                 462

Brown & Brown                                                                                     2,600                  109,174



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Commerce Bancorp                                                                                  1,800                  126,180

Cullen/Frost Bankers                                                                              3,500                  118,475

First Midwest Bancorp                                                                             4,000                  123,400

Harbor Florida Bancshares                                                                         7,500                  143,625

Horace Mann Educators                                                                             6,300                  135,765

Jefferies Group                                                                                   3,500                  113,400

New York Community Bancorp                                                                        3,000                  112,950

OceanFirst Financial                                                                              5,200                  134,888

Southwest Bancorporation of Texas                                                                 3,500  (a)             105,735

Staten Island Bancorp                                                                             4,800                  133,680

                                                                                                                       1,656,249

HEALTH SERVICES--4.3%

Beverly Enterprises                                                                              13,400  (a)             143,380

Cobalt                                                                                           17,500                  122,500

Renal Care Group                                                                                  4,000  (a)             131,560

                                                                                                                         397,440

HEALTH TECHNOLOGY--6.3%

ESC Medical Systems                                                                               4,500  (a)             129,825

SICOR                                                                                             7,500  (a)             173,250

United Surgical Partners International                                                            6,000  (a)             144,000

XOMA                                                                                              8,500  (a)             145,010

                                                                                                                         592,085

INDUSTRIAL SERVICES--1.7%

Superior Energy Services                                                                          9,300  (a)              73,470

Universal Compression Holdings                                                                    3,000  (a)              85,200

                                                                                                                         158,670

NON-ENERGY MINERALS--3.7%

Bethlehem Steel                                                                                  40,000  (a)              80,800

Century Aluminum                                                                                  8,500                  136,340

Minerals Technologies                                                                             3,000                  128,760

                                                                                                                         345,900

PROCESS INDUSTRIES--4.8%

Casella Waste Systems, Cl.A                                                                      12,500  (a)             156,250

Ivex Packaging                                                                                    8,300  (a)             157,700

Valspar                                                                                           3,700                  131,350

                                                                                                                         445,300

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--6.5%

Circor International                                                                              8,000                  144,400

Hexcel                                                                                           12,500  (a)             159,375

MagneTek                                                                                         10,500  (a)             131,250

Silgan Holdings                                                                                   9,500  (a)             166,820

                                                                                                                         601,845

RETAIL TRADE--4.1%

Genesco                                                                                           3,900  (a)             131,040

99 (CENTS) Only Stores                                                                            4,500  (a)             134,775

Pier 1 Imports                                                                                   10,000                  115,000

                                                                                                                         380,815

TECHNOLOGY SERVICES--13.9%

Agile Software                                                                                    7,500  (a)             127,500

Global Payments                                                                                   4,800                  144,480

Insight Communications, Cl. A                                                                     5,000  (a)             125,000

LifePoint Hospitals                                                                               3,700  (a)             163,836

Midway Games                                                                                      9,100  (a)             168,350

National Data                                                                                     4,500                  145,800

Netegrity                                                                                         4,000  (a)             120,000

PC Connection                                                                                     8,500  (a)             136,000

Serena Software                                                                                   4,500  (a)             163,530

                                                                                                                       1,294,496

TRANSPORTATION--2.9%

Frontline, ADR                                                                                    5,700                   97,470

Knight Transportation                                                                             8,500  (a)             174,675

                                                                                                                         272,145

UTILITIES--2.0%

Cleco                                                                                             3,600                   81,900

Western Gas Resources                                                                             3,200                  104,320

                                                                                                                         186,220

TOTAL COMMON STOCKS

   (cost $7,589,532)                                                                                                   9,123,573


                                                                                               Principal
SHORT-TERM INVESTMENTS--10.2%                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.46%, 8/9/2001                                                                              151,000                  150,461

   3.47%, 9/6/2001                                                                              472,000                  468,908

   3.40%, 9/20/2001                                                                             339,000                  336,458

TOTAL SHORT-TERM INVESTMENTS

   (cost $955,797)                                                                                                       955,827
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $8,545,329)                                                              108.1%               10,079,400

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (8.1%)                (752,963)

NET ASSETS                                                                                       100.0%                9,326,437

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  8,545,329   10,079,400

Cash                                                                    193,267

Dividends receivable                                                      1,466

Prepaid expenses                                                          2,254

                                                                     10,276,387
--------------------------------------------------------------------------------

LIABILITES ($):

Due to The Dreyfus Corporation and affiliates                            11,662

Payable for investment securities purchased                             925,018

Accrued expenses                                                         13,270

                                                                        949,950
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        9,326,437
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       7,912,309

Accumulated investment (loss)                                          (21,092)

Accumulated net realized gain (loss) on investments                    (98,851)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4(b)                            1,534,071
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        9,326,437

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                          8,390,839       935,598

Shares Outstanding                                        454,526        50,697
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               18.46         18.45

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                          19,557

Interest                                                                11,061

TOTAL INCOME                                                            30,618

EXPENSES:

Investment advisory fee--Note 3(a)                                      30,921

Auditing fees                                                           14,237

Prospectus and shareholders' reports                                    13,563

Custodian fees--Note 3(b)                                                4,249

Legal fees                                                               1,339

Registration fees                                                          722

Distribution fees--Note 3(b)                                               313

Interest expense--Note 2                                                   175

Trustees' fees and expenses--Note 3(c)                                      90

Shareholder servicing costs--Note 3(b)                                      30

Miscellaneous                                                              478

TOTAL EXPENSES                                                          66,117

Less--waiver of fees due to undertaking--Note 3(a)                     (14,407)

NET EXPENSES                                                            51,710

INVESTMENT (LOSS)                                                      (21,092)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                    163,243

  Short sale transactions                                              (19,220)

NET REALIZED GAIN (LOSS)                                               144,023

Net unrealized appreciation (depreciation) on investments              417,006

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 561,029

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   539,937

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                 (21,092)             (19,854)

Net realized gain (loss) on investments           144,023              (24,957)

Net unrealized appreciation
   (depreciation) on investments                  417,006              964,346

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                      539,937              919,535
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                       --                  (960)

Net realized gain on investments:

Initial shares                                    (3,153)            (190,979)

Service shares                                       (82)                 --

TOTAL DIVIDENDS                                   (3,235)            (191,939)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  4,938,884           4,189,282

Service shares                                    909,982                 500

Dividends reinvested:

Initial shares                                      3,153             191,939

Service shares                                         82                 --

Cost of shares redeemed:

Initial shares                                 (2,964,357)          (1,356,378)

Service shares                                      (778)                 --

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            2,886,966             3,025,343

TOTAL INCREASE (DECREASE) IN NET ASSETS        3,423,668             3,752,939
--------------------------------------------------------------------------------


NET ASSETS ($):

Beginning of Period                             5,902,769            2,149,830

END OF PERIOD                                   9,326,437            5,902,769


                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       282,232              258,367

Shares issued for dividends reinvested                196               12,391

Shares redeemed                                  (174,112)             (84,548)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     108,316              186,210
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        50,708                   29

Shares issued for dividends reinvested                  5                   --

Shares redeemed                                       (45)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      50,668                   29

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                      Six Months Ended
                                                                         June 30, 2001                 Year Ended December 31,
                                                                                                        ----------------------
INITIAL SHARES                                                              (Unaudited)                 2000            1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               17.05               13.44            12.50

Investment Operations:

Investment income (loss)--net                                                       (.05)(b)            (.09)(b)          .01

Net realized and unrealized gain
   (loss) on investments                                                            1.47                4.30              .93

Total from Investment Operations                                                    1.42                4.21              .94

Distributions:

Dividends from investment income--net                                                 --                (.01)              --

Dividends from net realized
   gain on investments                                                             (.01)               (.59)               --

Total Distributions                                                                (.01)               (.60)               --

Net asset value, end of period                                                    18.46               17.05             13.44
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                 8.33(c)               31.70             7.52(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                           .75(c)                1.50              .07(c)

Ratio of net investment income (loss)

   to average net assets                                                         (.31)(c)               (.59)             .04(c)

Decrease reflected in above expense

  ratios due to undertakings by

   The Dreyfus Corporation                                                        .20(c)                 .70              1.25(c)

Portfolio Turnover Rate                                                        131.28(c)              234.94              1.79(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                           8,391                  5,902             2,150

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                         Six Months Ended
                                            June 30, 2001          Period Ended
SERVICE SHARES                                (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                17.05                 17.05

Investment Operations:

Investment (loss)                                    (.04)(b)               --

Net realized and unrealized gain
   (loss) on investments                             1.45                   --

Total from Investment Operations                     1.41                   --

Distributions:

Dividends from net realized gain on investments      (.01)                  --

Net asset value, end of period                      18.45                  17.05
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                     8.27(c)                --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               .75(c)                --

Ratio of net investment (loss)

   to average net assets                             (.24)(c)               --

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                            .42(c)                --

Portfolio Turnover Rate                            131.28(c)             234.94
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 936                     1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company operating as a series company currently offering twelve series, including Emerging Leaders Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $855 during the period ended June 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2001 was approximately $6,100, with a related weighted average annualized interest rate of 5.80%.

NOTE 3-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the average daily net assets of their class.

During the period ended June 30, 2001, Dreyfus waived receipt of fees of $14,407, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $313 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $36 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $4,249 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

(a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended June 30, 2001.

                                          Purchases                  Sales
--------------------------------------------------------------------------------

Long transactions                        11,592,128              8,756,558

Short sale transactions                     164,985                145,765

     TOTAL                               11,757,113              8,902,323

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. At June 30, 2001, there were no securities sold short outstanding.

(b) At June 30, 2001, accumulated net unrealized appreciation on investments was $1,534,071, consisting of $1,731,993 gross unrealized appreciation and $197,922 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                      For More Information

                        Dreyfus Investment Portfolios,
                        Emerging Leaders Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  192SA0601

================================================================================
Dreyfus
Investment Portfolios,
Emerging Markets Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                     Emerging Markets Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, Emerging Markets Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, D. Kirk Henry.

While the first half of 2001 was difficult for the U.S. economy, weakness in many international economies was not as severe. What's more, we have recently seen signs that economic improvement in the U.S. may be in sight, which could lead to better conditions in Europe as well. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the U.S. economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth in the U.S., as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth in the U.S. later this year, and in Europe soon thereafter. Japan's economy remains mired in recession, however, despite the recent election of a reform-minded prime minister.

In our view, the implications of this economic scenario may be positive for certain sectors of the international stock markets, especially for global companies that rely on exports to the United States. A stronger global economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies that were severely punished during the recent downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Investment Portfolios, Emerging Markets Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, Dreyfus Investment Portfolios, Emerging Markets Portfolio produced a total return of 2.71% for its Initial shares and 2.71% for its Service shares.(1) This compares with the -1.78% total return provided by the portfolio's benchmark, the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index"), for the same period.(2)

We attribute the market's and portfolio's performance to a difficult but improving investment environment during the reporting period. Stocks in many emerging market countries have recently rebounded, posting much better returns in the first half of 2001 than during the second half of 2000. We were also pleased that our individual stock selection strategy enabled the portfolio to produce modestly higher returns than the MSCI EMF Index.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth by investing primarily in the stocks of companies organized, or with a majority of their assets or business, in emerging market countries. Normally, the portfolio will not invest more than 25% of its total assets in the securities of companies in any single emerging market country.

Effective January 1, 2001, the portfolio has employed a value-oriented investment approach. Previously, the portfolio had been managed using a growth-oriented approach.

When selecting stocks, we seek to identify potential investments through extensive quantitative and fundamental research. This
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

approach emphasizes individual stock selection rather than economic or industry trends and focuses on three key factors:

*VALUE -- how a stock is valued relative to its intrinsic worth based on traditional value measures;

*BUSINESS HEALTH -- overall efficiency and profitability as measured by return on assets and return on equity; and

*BUSINESS MOMENTUM -- the presence of a catalyst that potentially will trigger a price increase near or midterm.

What other factors influenced the portfolio's performance?

As shareholders may remember from the last report, the portfolio shifted its strategy from a growth-oriented to a value-oriented approach at the beginning of 2001. The management team worked very diligently in the first two weeks of this year to replace the portfolio' s approximately 50 growth stocks with value stocks. The benefits of this change were realized almost immediately because of the market's then prevailing preference for value stocks over growth stocks.

The portfolio achieved its best performance in three key countries: China, Taiwan and Malaysia. In each of these areas, our security selection strategy and the portfolio's limited exposure to technology stocks helped produce better returns than the MSCI EMF Index.

China, the portfolio's largest country weighting, represented the most positive contributor to the portfolio' s overall performance. In fact, several of the portfolio' s top 10 performing stocks came from China, most notably the electric utility companies, Shangdong International Power Development and Beijing Datang.

Among the primary businesses in Taiwan are manufacturing companies that produce goods for larger U.S.-based technology companies. With the turmoil experienced by the technology group and the slowing U.S. economy, our holdings in this area suffered. In Malaysia, threats of a potential currency devaluation and a slowdown in the country's economic growth hampered stock market returns. While the absolute returns in both Taiwan and Malaysia were negative, our deci-

sion to maintain about half of the exposure compared to those countries' weightings in the MSCI EMF Index helped bolster portfolio performance relative to its benchmark.

Most of the portfolio's stocks in Latin America were disappointing during the reporting period, with the exception of Mexico, which benefited from a strong currency and rising oil prices. Russian oil exporters and South Africa's fourth largest bank, ABSA, contributed positively to the portfolio's returns, while the rest of the Europe Middle East Africa ("EMEA") region posted mostly flat performance.

What is the portfolio's current strategy?

We are currently very excited about the prospects of the emerging markets going forward. After years of lackluster returns, we believe that valuations currently are very attractive in the emerging markets, especially when compared to stocks in the developed markets. We are also encouraged by the Federal Reserve Board's aggressive policy of reducing short-term interest rates, and we believe that these moves have the potential to help stimulate economic growth in the U.S. and around the world.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF NET DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                        The Portfolio



STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)


COMMON STOCKS--90.4%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--1.1%

Banco Hipotecario                                                                                 2,300  (a)              16,107

Telecom Argentina STET--France Telecom, ADR                                                       1,300                   20,085

                                                                                                                          36,192

BRAZIL--7.8%

Companhia de Saneamento Basico do Estado de Sao Paulo                                               510                   36,665

Companhia Vale do Rio Doce, ADR                                                                   1,400                   32,481

Petroleo Brasileiro, ADR                                                                          1,690                   43,941

Telecomunicacoes Brasileiras, ADR                                                                 1,050                   49,088

Tele Celular Sul Participacoes, ADR                                                                 800                   16,160

Tele Norte Leste Participacoes, ADR                                                               1,600                   24,416

Ultrapar Participacoes, ADR                                                                       2,400                   18,000

Unibanco, GDR                                                                                       600                   15,271

Votorantim Celulose e Papel, ADR                                                                    750                   11,325

                                                                                                                         247,347

CHILE--1.8%

Compania de Telecomunicaciones de Chile, ADR                                                      1,800  (a)              25,344

Quinenco, ADR                                                                                     4,200  (a)              31,710

                                                                                                                          57,054

CHINA--3.4%

Guangshen Railway, Cl. H                                                                         89,000                   16,203

PetroChina, ADR                                                                                   1,100                   22,440

Shangdong International Power Development, Cl. H                                                107,000                   25,791

Sinopec Yizheng Chemical Fibre, Cl. H                                                            77,000                   16,584

Zhejiang Expressway, Cl. H                                                                      104,000                   25,334

                                                                                                                         106,352

CROATIA--1.1%

Pliva d.d., GDR                                                                                   3,200  (b)              35,520

CZECH REPUBLIC--.6%

Philip Morris CR                                                                                    120                   17,628

EGYPT--3.2%

Commercial International Bank, GDR                                                                3,300  (b)              28,710

Misr International Bank, GDR                                                                      4,400  (b)              21,450

Orascom Construction Industries                                                                   2,000  (a)              16,163

Paints & Chemicals Industries, GDR                                                                6,300  (b)               9,293

Suez Cement, GDR                                                                                  2,800  (b)              25,480

                                                                                                                         101,096


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GREECE--1.7%

Hellenic Telecommunications Organization                                                          1,600                   21,055

Hellenic Telecommunications Organization, ADR                                                     5,300                   33,973

                                                                                                                          55,028

HONG KONG--2.4%

Brilliance China Automotive                                                                      49,000                   11,937

CNOOC, ADR                                                                                          800                   15,160

China Pharmaceutical Enterprise and Investment                                                  102,000                   12,815

Hengan International                                                                             76,000                   16,565

Mandarin Oriental International                                                                  22,000                   11,660

Shanghai Industrial                                                                               4,000                    7,078

                                                                                                                          75,215

HUNGARY--3.0%

EGIS                                                                                                680                   23,459

MOL Magyar Olaj-es Gazipari                                                                       1,400                   19,977

Magyar Tavkozlesi                                                                                 5,300                   15,514

OTP Bank                                                                                            550                   28,557

Pick Szeged                                                                                         600  (a)               7,589

                                                                                                                          95,096

INDIA--11.1%

BSES, GDR                                                                                         1,950  (a,b)            26,325

Bajaj Auto, GDR                                                                                   4,500  (a,b)            29,363

Gas Authority of India, GDR                                                                       4,700  (a,b)            40,772

Grasim Industries, GDR                                                                            2,100  (b)              16,800

ICICI, ADR                                                                                        1,800                   16,560

Indian Hotels, GDR                                                                                3,650  (a,b)            21,444

Mahanagar Telephone Nigam, GDR                                                                   11,450  (b)              64,120

Mahindra & Mahindra, GDR                                                                         10,550  (b)              20,309

State Bank of India, GDR                                                                          2,600  (b)              28,860

Tata Engineering & Locomotive, GDR                                                               17,400  (b)              26,100

Videsh Sanchar Nigam, ADR                                                                         4,350                   58,290

                                                                                                                         348,943

INDONESIA--2.4%

PT Indah Kiat Pulp & Paper                                                                      376,500  (a)              12,231

PT Indofood Sukses Makmur                                                                       223,000  (a)              16,642

PT Indosat, ADR                                                                                   2,500                   22,375

PT Telekomunikasi Indonesia, ADR                                                                  4,300                   23,908

                                                                                                                          75,156

                                                                                            The Portfolio


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ISRAEL--3.5%

AudioCodes                                                                                        2,400  (a)              16,968

Bank Hapoalim                                                                                    25,350                   62,128

Blue Square-Israel, ADR                                                                             800                   11,776

ECI Telecom                                                                                       4,200                   21,000

                                                                                                                         111,872

MALAYSIA--3.8%

Berjaya Sports Toto                                                                              28,700                   29,003

Genting                                                                                          14,100                   32,468

Malayan Banking                                                                                   2,800                    7,589

Perusahaan Otomobil Nasional                                                                      5,000                    6,711

Petronas Gas                                                                                     10,000                   14,606

Sime Darby                                                                                       29,000                   30,222

                                                                                                                         120,599

MEXICO--9.6%

Alfa, Ser. A                                                                                     23,400                   32,383

Apasco                                                                                            6,000                   31,884

Cemex                                                                                             2,400                   12,807

Consorcio ARA                                                                                    10,300                   17,104

Controladora Comercial Mexicana                                                                   8,500                    7,933

Controladora Comercial Mexicana, GDR                                                                600                   11,040

Desc, Ser. B                                                                                     81,800                   35,771

Grupo Continental                                                                                13,300                   19,362

Kimberly Clark de Mexico, Cl. A                                                                  20,800                   61,737

Pepsi-Gemex, GDR                                                                                  5,150  (a)              31,106

Telefonos de Mexico, ADR                                                                          1,200                   42,108

                                                                                                                         303,235

PANAMA--1.1%

Banco Latinoamericano de Exportaciones, Cl. E                                                       900                   33,093

PHILIPPINES--3.3%

Bank of the Philippine Islands                                                                    3,800                    5,291

La Tondera Distillers                                                                            12,500                    6,437

Manila Electric, Cl. B                                                                           47,500  (a)              50,286

Philippine Long Distance Telephone, ADR                                                           2,200                   30,910

San Miguel                                                                                        7,500                    6,795

Universal Robina                                                                                 44,000                    4,364

                                                                                                                         104,083



COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

POLAND--1.8%

KGHM Polska Miedz                                                                                 6,900                   28,907

Polski Koncern Naftowy Orlen                                                                      4,000                   17,855

Powszechny Bank Kredytowy                                                                           400                    9,835

                                                                                                                          56,597

RUSSIA--.9%

LUKOIL, ADR                                                                                         550                   29,081

SINGAPORE--.2%

Golden Agri-Resources                                                                            96,000  (a)               7,372

SOUTH AFRICA--7.0%

ABSA                                                                                              5,700                   26,791

Edgars Consolidated Stores                                                                        2,400                    8,583

Foschini                                                                                         15,900                   13,822

Illovo Sugar                                                                                      5,900                    5,202

Metro Cash and Carry                                                                            108,924                   21,777

Murray & Roberts                                                                                 20,100  (a)              15,725

Nampak                                                                                           29,000                   41,595

Nedcor                                                                                            1,000                   19,496

Sage                                                                                             10,500                   10,431

Steinhoff International                                                                           8,700                    7,022

Tiger Brands                                                                                      3,900                   30,318

Woolworths                                                                                       44,100                   19,715

                                                                                                                         220,477

SOUTH KOREA--10.0%

H&CB, ADR                                                                                         3,801                   42,115

Kookmin Bank, GDR                                                                                 3,100  (b)              41,075

Korea Electric Power, ADR                                                                         8,000                   76,000

Korea Telecom, ADR                                                                                1,500                   32,970

Pohang Iron & Steel, ADR                                                                          3,400                   67,048

SK Telecom, ADR                                                                                   1,400                   23,660

Samsung Electronics, GDR                                                                            400  (b)              31,280

                                                                                                                         314,148

TAIWAN--6.1%

Advanced Semiconductor Engineering                                                                7,000  (a)               4,310

Advanced Semiconductor Engineering, ADR                                                           5,400  (a)              16,470

China Steel                                                                                       8,000                    3,996

China Steel, GDR                                                                                  2,040                   20,400

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAIWAN (CONTINUED)

Compal Electronics                                                                                4,109                   22,357

D-Link, GDR                                                                                       2,400                   15,540

Elan Microelectronics                                                                            10,000                   19,314

Nan Ya Plastic                                                                                   30,000                   30,323

Nien Hsing Textile                                                                               15,000  (a)              13,723

Standard Foods Taiwan, GDR                                                                        5,600  (b)               6,721

Taiwan Semiconductor Manufacturing                                                                2,800  (a)               5,204

Taiwan Semiconductor Manufacturing, ADR                                                           2,240  (a)              34,026

                                                                                                                         192,384

THAILAND--1.2%

Saha-Union                                                                                       32,000                    9,804

Thai Farmers Bank                                                                                61,000  (a)              26,941

                                                                                                                          36,745

TURKEY--1.4%

Akcansa Cimento                                                                               1,619,800                    9,475

Hurriyet Gazetecilik ve Matbaacilik                                                           3,723,216  (a)               7,652

Turkcell Iletisim Hizmetleri, ADR                                                                 3,677  (a)              10,296

Turk Ekonomi Bankasi, GDR                                                                         3,800  (a)               7,695

Yapi ve Kredit Bankasi                                                                        3,029,100  (a)               9,338

                                                                                                                          44,456

UNITED KINGDOM--.9%

South African Breweries                                                                           3,700                   28,415

TOTAL COMMON STOCKS

   (cost $3,029,469)                                                                                                   2,853,184
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.5%
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL;

Companhia Energetica de Minas Gerais

   (cost $46,681)                                                                                 4,000                   47,466
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $3,076,150)                                                               91.9%                2,900,650

CASH AND RECEIVABLES (NET)                                                                         8.1%                  255,842

NET ASSETS                                                                                       100.0%                3,156,492

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2001,
     THESE SECURITIES AMOUNTED TO $473,622 OR 15.0% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  3,076,150    2,900,650

Cash                                                                    189,246

Cash denominated in foreign currencies                     74,172        69,462

Receivable for investment securities sold                                44,954

Dividends receivable                                                     16,658

Prepaid expenses                                                          4,622

Due from The Dreyfus Corporation and affiliates                           1,949

                                                                      3,227,541
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              50,520

Payable for shares of Beneficial Interest redeemed                            2

Accrued expenses                                                         20,527

                                                                         71,049
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        3,156,492
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       3,727,380

Accumulated undistributed investment income--net                         22,665

Accumulated net realized gain (loss) on investments

  and foreign currency transactions                                   (413,316)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions--Note 4            (180,237)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        3,156,492

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                          3,108,349        48,143

Shares Outstanding                                        327,902         5,080
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                9.48          9.48

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $3,270 foreign taxes withheld at source)         44,622

Interest                                                                 3,938

TOTAL INCOME                                                            48,560

EXPENSES:

Investment advisory fee--Note 3(a)                                      16,185

Custodian fees                                                          20,175

Auditing fees                                                           16,988

Prospectus and shareholders' reports                                    12,785

Trustees' fees and expenses--Note 3(c)                                   1,699

Legal fees                                                                 581

Registration fees                                                          231

Distribution fees--Note 3(b)                                                37

Miscellaneous                                                            3,522

TOTAL EXPENSES                                                          72,203

Less--waiver of fees and assumption of expenses by
  The Dreyfus Corporation due to undertaking--Note 3(a)               (46,308)

NET EXPENSES                                                            25,895

INVESTMENT INCOME--NET                                                  22,665
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments

  and foreign currency transactions                                  (233,139)

Net realized gain (loss) on forward currency exchange contracts        (5,180)

NET REALIZED GAIN (LOSS)                                             (238,319)

Net unrealized appreciation (depreciation) on investments

  and foreign currency transactions                                    286,817

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  48,498

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    71,163

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001         Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             22,665                7,789

Net realized gain (loss) on investments          (238,319)            (174,972)

Net unrealized appreciation
   (depreciation) on investments                  286,817             (642,641)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                       71,163             (809,824)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                         --              (13,002)

Net realized gain on investments:

Initial shares                                         --               (1,920)

TOTAL DIVIDENDS                                        --              (14,922)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  2,876,583            2,060,851

Service shares                                     48,627                  500

Dividends reinvested:

Initial shares                                         --               14,922

Cost of shares redeemed:

Initial shares                                (2,011,995)           (1,260,453)

Service shares                                      (219)                  --

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS              912,996               815,820

TOTAL INCREASE (DECREASE) IN NET ASSETS          984,159                (8,926)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,172,333            2,181,259

END OF PERIOD                                   3,156,492            2,172,333

Undistributed investment income--net               22,665                 --

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2001         Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       302,457              194,080

Shares issued for dividends reinvested                 --                1,429

Shares redeemed                                 (209,963)             (120,101)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      92,494               75,408
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                         5,050                   54

Shares redeemed                                      (24)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,026                   54

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                      Six Months Ended
                                                                         June 30, 2001                 Year Ended December 31,
                                                                                                       ----------------------
INITIAL SHARES                                                              (Unaudited)                 2000         1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                9.23               13.63        12.50

Investment Operations:

Investment income--net                                                               .08(b)              .04(b)       .02

Net realized and unrealized gain
   (loss) on investments                                                             .17               (4.37)        1.11

Total from Investment Operations                                                     .25               (4.33)        1.13

Distributions:

Dividends from investment income--net                                                 --                (.06)          --

Dividends from net realized
   gain on investments                                                                --                (.01)          --

Total Distributions                                                                   --                (.07)          --

Net asset value, end of period                                                      9.48                9.23        13.63
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                    2.71(c)           (31.81)        9.04(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              .99(c)             2.00          .09(c)

Ratio of net investment income
   to average net assets                                                             .87(c)              .36          .18(c)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                                       1.77(c)             1.86          1.51(c)

Portfolio Turnover Rate                                                           104.83(c)            123.49          .43(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                              3,108                2,172        2,181

(A) FROM DECEMBER 15, 1999 (COOMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2001       Period Ended
SERVICE SHARES                                (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 9.23                  9.23

Investment Operations:

Investment income--net                                .08(b)                --

Net realized and unrealized gain
   (loss) on investments                              .17                   --

Total from Investment Operations                      .25                   --

Net asset value, end of period                       9.48                  9.23
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                     2.71(c)                --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               .99(c)                --

Ratio of net investment income

   to average net assets                              .83(c)                --

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation     1.87(c)               --

Portfolio Turnover Rate                             104.83(c)            123.49
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   48                    1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve
series,   including  the  Emerging  Markets  Portfolio  (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As  of  June  30,  2001, MBC Investments Corp., an indirect subsidiary of Mellon
Financial   Corporation,   held   161,123  Initial  shares  of  the  portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and pre-

mium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,161 for the period ended June 30, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of appoximately $61,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the line of credit.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the portfolio's average daily net assets and is payable monthly. Dreyfus has agreed, until December 31, 2001, to waive receipt of its fee and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the average daily net assets of their class. During the period ended June 30, 2001, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $46,308, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $37 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $50 pursuant to the transfer agency agreement.


(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group").Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $3,332,547 and $2,431,474, respectively.

At June 30, 2001, accumulated net unrealized depreciation on investments was $175,500, consisting of $146,443 gross unrealized appreciation and $321,943 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                      For More Information

                        Dreyfus  Investment Portfolios,
                        Emerging Markets Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                       Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  191SA0601

================================================================================
Dreyfus
Investment Portfolios,
European Equity
Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                      European Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, European Equity Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Joanna Bowen and Kieran Gallagher.

While the first half of 2001 was difficult for the U.S. economy, weakness in many international economies was not as severe. What's more, we have recently seen signs that improvement in the U.S. may be in sight, which could lead to better conditions in Europe as well. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the U.S. economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth in the U.S., as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth in the U.S. later this year, and in Europe soon thereafter. Japan's economy remains mired in recession, however, despite the recent election of a reform-minded prime minister.

In our view, the implications of this economic scenario may be positive for certain sectors of the international stock markets, especially for global companies that rely on exports to the United States. A stronger global economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies that were severely punished during the recent downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Joanna Bowen and Kieran Gallagher, Portfolio Managers

How did Dreyfus Investment Portfolios, European Equity Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, the portfolio produced total returns of -20.40% for its Initial shares and -20.00% for its Service shares.(1) For the same period, the Financial Times Eurotop 300 Index (the "Index"), the portfolio's benchmark, produced a total return of -16.45% in U.S. dollar terms.(2)

We attribute the Index's and the portfolio's disappointing performance to an uncertain economic environment and disappointing corporate earnings reports.

What is the portfolio's investment approach?

The portfolio seeks to outperform the European stock market in U.S. dollar terms by investing primarily in the 300 largest European companies. We identify investment themes, such as the impact of new technologies, aging populations and the communications revolution, and invest in companies that we believe are best positioned to benefit from these trends. Within markets and sectors, we seek attractively priced companies that possess a sustainable competitive advantage. In addition, we attempt to identify and forecast key economic variables, such as gross domestic product, inflation and interest rates.

What other factors influenced the portfolio's performance?

An uncertain economic environment and challenging market conditions detracted from performance during the reporting period. However, our successful security selection strategy helped offset some of the effects of the market's weakness.

Weakness in the U.S. economy appeared to have spread to European markets during the reporting period, especially those that rely heavily on exports to the United States. That slowdown was reflected in disappoint
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

ing corporate earnings reports for many European companies. Earnings-related concerns were intensified by slowing industrial production and higher energy prices. As a result, investor enthusiasm for stocks waned during the reporting period, particularly for technology-oriented companies that had previously reached unusually high valuations.

In this environment, we adhered to our long-standing, theme-based security selection strategy. The portfolio received positive contributions from companies that we expect to benefit from our "erosion of pricing power" theme. The portfolio enjoyed favorable results from our focus on telecommunications companies that we believe have realistic business models and reasonable valuations. These included local communications providers in Portugal, Spain and Italy. We generally avoided regional telecommunication companies that, in our view, paid inflated prices for new frequency licenses at the top of the market. The portfolio also benefited from our emphasis on companies selling basic materials to industries, such as cement, industrial gases and oil. These stocks gained value against a backdrop of increasing industry consolidation and higher sales to "old economy" companies.

On the other hand, the portfolio was adversely affected by price declines in its financial services holdings, which generally fell because of economic weakness and heightened market volatility. Fortunately, the portfolio held relatively few financial stocks during the reporting period and was able to avoid the brunt of those declines, especially among companies with substantial exposure to a weakening U.S. market.

Our country allocation strategy remained relatively unchanged during the period, except for modestly greater exposure to Eastern European stocks that we believe represented attractive values.

What is the portfolio's current strategy?

We are currently optimistic about the prospects for Europe's economy and stock markets. In our view, prevailing inflation concerns should abate as energy prices moderate, enabling the European Central Bank to cut interest rates further and stimulate economic growth. The economy may be further supported by tax cuts in Germany and Italy, continued consumer spending and the positive effects of a relatively weak euro on exports.

Accordingly, we have recently increased the portfolio's exposure to the service sector, where we have found companies that we believe are attractively valued. In our view, these companies' stock prices should recover if the economy -- and corporate profits -- recover. We have identified similar opportunities in a select group of retailers. On the other hand, we recently sold stocks that have reached their valuation targets, mostly in traditionally defensive industry groups such as pharmaceuticals.

Regardless of portfolio adjustments during the reporting period, we remain committed to our theme-based investment strategy, as well as our focus on reasonably valued stocks with attractive long-term growth prospects. We believe that consistent adherence to our long-standing investment approach is the best way to achieve the portfolio's investment objectives over the long term.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: BLOOMBERG, L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE FINANCIAL TIMES EUROTOP 300 INDEX IS A MARKET-CAPITALIZATION INDEX OF EUROPE'S 300 LARGEST COMPANIES.

                                                        The Portfolio


STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

COMMON STOCKS--97.7%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRIA--1.4%

Erste Bank der oesterreichischen Sparkassen                                                       8,100                  404,637

BELGIUM--.5%

Interbrew                                                                                         5,300                  142,191

Interbrew-VVPR Strips                                                                             7,000  (a)                  59

                                                                                                                         142,250

CZECH REPUBLIC--1.4%

Ceske Energeticke Zavody                                                                        113,200                  253,690

Ceske Radiokomunikace                                                                            11,400                  142,888

                                                                                                                         396,578

DENMARK--.7%

ISS                                                                                               3,500  (a)             205,156

FINLAND--1.8%

Nokia                                                                                            23,000                  514,927

FRANCE--14.8%

BNP Paribas                                                                                       3,690                  322,053

Business Objects                                                                                  9,000  (a)             215,476

Elior                                                                                            26,800                  299,205

Generale de Sante                                                                                 7,700                  125,843

Lafarge                                                                                           4,700                  403,020



Pechiney, CL. A                                                                                  11,400                  580,716

Publicis Groupe                                                                                  10,600                  257,383

Rexel                                                                                             5,700                  331,492

TotalFinaElf                                                                                      4,880                  685,272

Vivendi Environnement                                                                            11,100                  468,462

Vivendi Universal                                                                                 7,900                  461,784

                                                                                                                       4,228,135

GERMANY--10.3%

AMB Aachener & Muenchener Beteiligungs                                                            4,400                  463,215

Altana                                                                                            8,244                  314,262

Deutsche Boerse                                                                                   5,800                  204,354

Deutsche Post                                                                                    30,800                  488,990

Fielmann                                                                                         14,170                  523,319

Muenchener Rueckversicherungs-Gesellschaft                                                        2,260                  636,062

Roesch Medizintechnik                                                                             5,900  (a)              51,093

Techem                                                                                           10,300  (a)             260,592

                                                                                                                       2,941,887



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IRELAND--1.2%

Irish Life & Permanent                                                                           29,000                  339,770

ITALY--7.1%

Amplifon                                                                                          7,400                  151,410

Assicurazioni Generali                                                                           25,200                  760,585

ENI                                                                                              24,950                  305,940

Telecom Italia                                                                                   90,300                  807,893

                                                                                                                       2,025,828

NETHERLANDS--8.8%

Be Semiconductor Industries                                                                      53,900  (a)             356,937

Koninklijke Ahold                                                                                15,700                  493,184

Koninklijke (Royal) Philips Electronics                                                          24,400                  648,605

PinkRoccade                                                                                       2,200                   80,315

Seagull Holding                                                                                  17,200  (a)              69,947

Unit 4 Agresso                                                                                    6,800  (a)              86,598

VNU                                                                                              14,100                  478,837

Vedior                                                                                           33,100                  300,690

                                                                                                                       2,515,113

NORWAY--.9%

Statoil                                                                                          33,300                  246,544

PORTUGAL--1.9%

Portugal Telecom                                                                                 29,990  (a)             209,803

Portugal Telecom Rights                                                                          29,990  (a)               4,074

Telecel-Comunicacoes Pessoais                                                                    42,100  (a)             344,919

                                                                                                                         558,796

SPAIN--10.4%

Aldeasa                                                                                          21,342                  443,381

Altadis                                                                                          34,700                  496,111

Aurea Concesiones de Infraestructuras del Estado                                                 16,500                  294,179

Banco Santander Central Hispano                                                                  76,100                  691,315

Grupo Dragados                                                                                   28,400                  358,057

Industria de Diseno Textil                                                                       17,000                  272,062

Telefonica                                                                                       35,068  (a)             433,492

                                                                                                                       2,988,597

SWEDEN--.9%

Nordea                                                                                           47,600                  271,732

SWITZERLAND--3.5%

Roche Holding                                                                                     5,700                  411,065

                                                                                                         The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWITZERLAND (CONTINUED)

UBS                                                                                               4,150                  595,102

                                                                                                                       1,006,167

UNITED KINGDOM--32.1%

BAE SYSTEMS                                                                                      58,300                  280,755

BP Amoco                                                                                        111,800                  924,204

Bank of Scotland                                                                                 40,000                  454,273

British Telecommunications                                                                       64,610                  408,459

CGNU                                                                                             21,000                  291,954

Egg                                                                                             167,000  (a)             374,358

GlaxoSmithKline                                                                                  28,400                  803,322

Hilton Group                                                                                    102,000                  344,778

Innovation Group                                                                                 16,437  (a)             123,208

Liberty International                                                                            20,277                  152,996

Marconi                                                                                          84,800                  303,430

Michael Page International                                                                       92,000  (a)             182,162

Northern Rock                                                                                    43,000                  351,510

Pearson                                                                                          16,700                  276,812

Prudential                                                                                       66,100                  804,908

Reuters Group                                                                                    39,500                  515,633

Shell Transport & Trading                                                                        97,500                  814,955

Standard Chartered                                                                               58,100                  748,576

Taylor Nelson Sofres                                                                            104,200                  301,372

Vodafone Group                                                                                  329,000                  732,855

                                                                                                                       9,190,520

TOTAL COMMON STOCKS
   (cost $30,887,445)                                                                                                 27,976,637
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.3%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Fresenius
   (cost $342,240)                                                                                4,000                  378,654
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $31,229,685)                                                              99.0%               28,355,291

CASH AND RECEIVABLES (NET)                                                                         1.0%                  290,461

NET ASSETS                                                                                       100.0%               28,645,752

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  31,229,685  28,355,291

Cash                                                                    242,167

Cash denominated in foreign currencies                      333,273     333,273

Receivable for investment securities sold                               516,158

Dividends receivable                                                     52,930

Receivable for shares of Beneficial Interest subscribed                  13,399

Net unrealized appreciation on forward currency exchange contracts--Note 4(a)
                                                                            551

Prepaid expenses                                                          2,512

                                                                     29,516,281
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            20,565

Payable for investment securities purchased                             466,553

Payable for shares of Beneficial Interest redeemed                      362,299

Accrued expenses                                                         21,112

                                                                        870,529
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       28,645,752
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      35,286,321

Accumulated undistributed investment income--net                        306,622

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                 (4,066,514)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions--Note 4(b)       (2,880,677)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       28,645,752

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        28,460,380        185,372

Shares Outstanding                                     2,390,077         15,487
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              11.91          11.97

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $60,293 foreign taxes withheld at source)       458,695

Interest                                                                21,348

TOTAL INCOME                                                           480,043

EXPENSES:

Investment advisory fee--Note 3(a)                                     159,350

Custodian fees                                                          28,279

Auditing fees                                                           12,188

Prospectus and shareholders' reports                                    11,926

Legal fees                                                               8,335

Registration fees                                                        1,102

Trustees' fees and expenses--Note 3(c)                                     386

Distribution fees--Note 3(b)                                               111

Loan commitment fees--Note 2                                                82

Shareholder servicing costs --Note 3(b)                                     65

Miscellaneous                                                            4,496

TOTAL EXPENSES                                                         226,320

Less--waiver of fees due to undertaking--Note 3(a)                    (27,134)

NET EXPENSES                                                           199,186

INVESTMENT INCOME--NET                                                 280,857
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                       (1,923,113)

Net realized gain (loss) on forward currency exchange contracts      (160,237)

Net realized gain (loss) on financial futures                        (257,445)

NET REALIZED GAIN (LOSS)                                           (2,340,795)

Net unrealized appreciation (depreciation) on investments

  and foreign currency transactions                                (4,359,261)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (6,700,056)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (6,419,199)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                           June 30, 2001            Year Ended
                                             (Unaudited)   December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            280,857              124,688

Net realized gain (loss) on investments        (2,340,795)          (1,360,361)

Net unrealized appreciation
   (depreciation) on investments               (4,359,261)             833,543

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   (6,419,199)            (402,130)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (33,270)             (66,235)

Service shares                                       (39)                 --

Net realized gain on investments:

Initial shares                                       --              (813,709)

TOTAL DIVIDENDS                                  (33,309)            (879,944)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                101,817,560         109,246,347

Service shares                                  1,779,015                500

Dividends reinvested:

Initial shares                                     33,270            879,944

Service shares                                         39                --

Cost of shares redeemed:

Initial shares                                (97,626,266)       (84,747,748)

Service shares                                 (1,594,421)              --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            4,409,197          25,379,043

TOTAL INCREASE (DECREASE) IN NET ASSETS      (2,043,311)          24,096,969
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            30,689,063          6,592,094

END OF PERIOD                                  28,645,752         30,689,063

Undistributed investment income--net              306,622             59,074

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     7,618,938           6,963,909

Shares issued for dividends reinvested              2,655              56,000

Shares redeemed                                (7,280,489)         (5,383,878)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     341,104           1,636,031
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       141,307                 33

Shares issued for dividends reinvested                  3                 --

Shares redeemed                                  (125,856)                --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      15,454                 33

A EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                      Six Months Ended
                                                                         June 30, 2001                Year Ended December 31,
                                                                                                       ----------------------
INITIAL SHARES                                                              (Unaudited)                 2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               14.98               15.96         12.50

Investment Operations:

Investment income--net                                                               .12(b)              .10(b)        .04(b)

Net realized and unrealized gain
   (loss) on investments                                                           (3.18)               (.37)         3.61

Total from Investment Operations                                                   (3.06)               (.27)         3.65

Distributions:

Dividends from investment income--net                                               (.01)               (.03)         (.03)

Dividends from net realized gain on investments                                      --                 (.68)         (.16)

Total Distributions                                                                 (.01)               (.71)         (.19)

Net asset value, end of period                                                     11.91               14.98         15.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                  (20.40)(c)           (2.00)        29.20(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                             .62(c)              1.27          1.01(c)

Ratio of net investment income

   to average net assets                                                            .87(c)               .62           .32(c)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                                   .08(c)               .33          2.38(c)

Portfolio Turnover Rate                                                           61.08(c)            144.74         99.89(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                            28,460               30,689         6,592

(A) FROM APRIL 30, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                           June 30, 2001          Period Ended
SERVICE SHARES                                (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                14.98                 14.98

Investment Operations:

Investment income--net                                .33(b)                 --

Net realized and unrealized gain
   (loss) on investments                            (3.33)                   --

Total from Investment Operations                    (3.00)                   --

Distributions:

Dividends from investment income--net                (.01)                   --

Net asset value, end of period                      11.97                 14.98
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                   (20.00)(c)                --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               .58(c)                 --

Ratio of net investment income

   to average net assets                             2.01(c)                 --

Decrease reflected in above expense ratios

   due to undertaking by The Dreyfus Corporation      .27(c)                 --

Portfolio Turnover Rate                             61.08(c)             144.74
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 185                     1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company operating as a series company currently offering twelve series, including the European Equity Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton"), an affiliate of Dreyfus, serves as the portfolio's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.


(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio' s average daily net assets and is payable monthly.

Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings,
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

commitment fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the average daily net assets of their class. During the period ended June 30, 2001, Dreyfus waived receipt of fees of $27,134, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $111 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $65 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended June 30, 2001, amounted to $22,983,163 and $18,690,383, respectively.

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at June 30, 2001:

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

                                                      Foreign                                                     Unrealized
Forward Currency                                     Currency                                                    Appreciation/
Exchange Contracts                                    Amounts             Cost ($)          Value ($)          (Depreciation)($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

British Pounds,
    expiring 7/3/2001                                  120,530             169,466            170,466                      1,000

Euro, expiring 7/2/2001                                 99,221              83,822             84,239                        417

SALES:                                                                  Proceeds ($)

British Pounds,
    expiring 7/2/2001                                   59,880              83,822             84,688                      (866)

    TOTAL                                                                                                                    551

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian or broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2001, there were no financial futures contracts outstanding.

(b) At June 30, 2001, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $2,873,843, consisting of $1,607,653 gross unrealized appreciation and $4,481,496 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                      For More Information

                        Dreyfus Investment Portfolios,
                        European Equity Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  181SA0601

================================================================================
Dreyfus
Investment Portfolios,
Founders Discovery Portfolio


SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                   Founders Discovery Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, Founders Discovery Portfolio covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Robert Ammann, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the stock market. Better economic times generally tend to lead to increased sales and profits for many companies, especially those that are sensitive to changes in the economic cycle. A stronger economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies whose valuations dropped during the recent economic downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Robert Ammann, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Discovery Portfolio perform relative to its benchmark?

For  the  six-month  period  ended June 30, 2001, Dreyfus Investment Portfolios,
Founders Discovery Portfolio produced total returns of -9.47% for its Initial shares and -9.55% for its Service shares.(1) In comparison, the Russell 2000
Index, the portfolio' s benchmark, and the Russell 2000 Growth Index produced total returns of 6.94% and 0.04%, respectively, for the same period.(2) Because the portfolio currently focuses primarily on small-cap growth stocks, we believe that the Russell 2000 Growth Index is also an accurate measure of the portfolio's performance for comparison purposes.

We attribute the portfolio's lagging absolute performance to a stock market environment that favored the value style of investing over the growth style during most of the reporting period. In this environment, many of the portfolio's growth-oriented holdings suffered declines. As the portfolio's benchmark does not favor any one investment style, the portfolio underperformed its benchmark. In addition, our stock selection strategy within the technology group primarily caused the portfolio to produce lower returns than the Russell 2000 Growth Index.

What is the portfolio's investment approach?

The portfolio invests primarily in equity securities of small and relatively unknown U.S.-based companies that we believe possess high growth potential. Typically, these companies are not listed on national securities exchanges but instead trade on the over-the-counter market. The portfolio may also invest in larger companies if, in our opinion, they represent better prospects for capital appreciation. Although the portfolio will normally invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

Rather than utilizing a "top-down" approach to stock selection, which relies on forecasting stock market trends, we focus on a "bottom-up"
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

approach, in which stocks are chosen according to their own individual merits. Stock selection is made on a company-by-company basis, with particular emphasis on companies that we believe are well managed and well positioned within their industries.

What other factors influenced the portfolio's performance?

Declines in technology stocks contributed significantly to the portfolio's negative return during the reporting period. As a group, technology stocks fell sharply amid investors' concerns over high inventory levels, high corporate debt levels and a slowdown in corporate spending. In response, we reduced some of the portfolio's technology holdings and, in other cases, eliminated entire positions within this sector. While we retained quite a few of the portfolio's technology holdings, we kept only stocks of companies with sound fundamentals and valuations that, in our opinion, had already reached their lows. In most cases, those stocks bounced back and contributed positively to the portfolio's performance during the second half of the reporting period.

Disappointing results from several of the portfolio's health care holdings, most notably Albany Molecular Research, also contributed to its disappointing performance during the reporting period. The company provides contract chemistry services, hiring chemists to conduct research for large biotechnology and pharmaceutical companies. These chemists are trying to develop new drugs through the human genome project that could contribute to cures for a number of long-standing diseases. In addition, Albany Molecular Research collects a royalty on Allegra, the antihistamine drug, and on its sales both in the U.S. and abroad. The stock recently suffered over concerns that Allegra may soon be sold over the counter, which could drive prices down and hurt Albany Molecular Research's royalties on Allegra and the company's profits.

Several areas among the portfolio's holdings provided positive returns during the reporting period. In the consumer area, spending remained strong despite rising unemployment. As a result, most of the portfolio' s holdings in restaurants generally posted very strong results, perhaps because individuals consider dining out as an alternative to more expensive forms of entertainment, such as travel and the arts. Digital consumer electronics companies and the rent-to-own furniture and appliance businesses also benefited from strong consumer spending and as a result many of the portfolio's holdings in these areas also produced strong results.

What is the portfolio's current strategy?

As bottom-up stock pickers, we continue to select investments one stock at a time, based on their individual merits and generally without regard to their industry groups. We currently seek small-cap companies that we believe have an entrepreneurial vision and the discipline of a large company.

We are currently finding fewer such companies in the beaten down technology industry group and we are therefore maintaining the portfolio's exposure to technology at a slightly lower level than that of the Russell 2000 Growth Index. We believe that the earnings outlook for small-cap technology companies over the near term is simply too uncertain. Exceptions, in our view, are companies that specialize in security technology, including firewall, virtual private networking (VPN) and content filtering services. We believe that companies in these areas have earnings potential because corporations generally will first
cut   spending   in   other,   less   critical  information  technology  areas.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)



COMMON STOCKS--87.2%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKS--.5%

Southwest Bancorporation of Texas                                                                 3,240  (a)              97,880

BIOTECHNOLOGY--2.1%

Celgene                                                                                           2,789  (a)              80,463

Cephalon                                                                                          2,380  (a)             167,790

Medarex                                                                                           1,480  (a)              34,780

Myriad Genetics                                                                                     670  (a)              42,424

OSI Pharmaceuticals                                                                                 890  (a)              46,805

                                                                                                                         372,262

BROADCASTING--1.8%

Mediacom Communications                                                                           8,120  (a)             143,399

Radio One, Cl. D                                                                                  8,090  (a)             178,385

                                                                                                                         321,784

COMMUNICATION EQUIPMENT--7.0%

DMC Stratex Networks                                                                             28,672  (a)             286,720

Harris                                                                                           10,006                  272,263

REMEC                                                                                            18,028  (a)             223,547

Sawtek                                                                                            3,430  (a)              80,708

SonicWALL                                                                                        15,180  (a)             382,688

                                                                                                                       1,245,926

COMPUTERS--7.4%

BARRA                                                                                             3,010  (a)             122,146

Documentum                                                                                       10,410  (a)             134,497

Eclipsys                                                                                          5,150  (a)             123,600

Informatica                                                                                       2,690  (a)              46,698

Internet Security Systems                                                                         1,450  (a)              70,412

IntraNet Solutions                                                                                3,850  (a)             146,492

Macrovision                                                                                       3,926  (a)             268,931

Netegrity                                                                                         2,030  (a)              60,900

Novatel Wireless                                                                                  8,040                   16,321

Secure Computing                                                                                 10,171  (a)             159,786

SeeBeyond Technology                                                                              6,230  (a)              99,057

WebEx Communications                                                                              2,520                   67,183

                                                                                                                       1,316,023

DISTRIBUTORS--1.2%

Patterson Dental                                                                                  1,692  (a)              55,836

Performance Food Group                                                                            5,060  (a)             152,964

                                                                                                                         208,800



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT--1.1%

DDi                                                                                               8,200  (a)             164,000

Proton Energy Systems                                                                             3,370                   40,440

                                                                                                                         204,440

ELECTRONICS--4.7%

AXT                                                                                               8,971  (a)             239,526

Centillium Communications                                                                         3,340  (a)              82,632

Cree                                                                                              2,924  (a)              76,448

FEI                                                                                               2,360  (a)              96,760

Ixia                                                                                              5,980                  113,620

MKS Instruments                                                                                   2,060  (a)              59,328

Microtune                                                                                         7,800                  171,600

                                                                                                                         839,914

ENGINEERING & CONSTRUCTION--3.1%

Dycom Industries                                                                                  6,140  (a)             140,790

Jacobs Engineering Group                                                                          1,930  (a)             125,894

MasTec                                                                                            5,910  (a)              78,012

Quanta Services                                                                                   9,113  (a)             200,851

                                                                                                                         545,547

FOOTWEAR--.4%

Timberland, Cl. A                                                                                 1,930  (a)              76,254

HEALTH CARE--16.2%

Accredo Health                                                                                    9,297  (a)             345,755

Albany Molecular Research                                                                         3,998  (a)             151,964

Align Technology                                                                                  5,570                   43,669

Alpharma, Cl. A                                                                                   1,460                   39,785

CIMA Labs                                                                                         1,280  (a)             100,480

Community Health Systems                                                                          5,520  (a)             162,840

Cytyc                                                                                            19,760  (a)             455,468

First Health Group                                                                                4,600  (a)             110,952

LifePoint Hospitals                                                                               5,220  (a)             231,142

Medicis Pharmaceutical, Cl. A                                                                     5,000  (a)             265,000

Professional Detailing                                                                            3,510  (a)             322,920

Province Healthcare                                                                               2,430  (a)              85,755

SICOR                                                                                             5,280  (a)             121,968

Taro Pharmaceutical Industries                                                                    5,200  (a)             455,312

                                                                                                                       2,893,010

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HOMEBUILDING--.1%

Odyssey Re Holdings                                                                               1,000                   18,070

LEISURE TIME--.8%

Garmin                                                                                            6,060                  138,471

LODGING--1.7%

Hotel Reservations Network, Cl. A                                                                 6,590  (a)             306,633

MACHINERY--.0%

Global Power Equipment Group                                                                        240                    7,032

MANUFACTURING--2.3%

AstroPower                                                                                        3,474  (a)             181,134

Insituform Technologies, Cl. A                                                                    2,255  (a)              82,307

Optimal Robotics                                                                                  1,102  (a)              41,876

Stewart & Stevenson Services                                                                      3,180                  104,940

                                                                                                                         410,257

METAL FABRICATORS--3.4%

Lone Star Technologies                                                                            7,360  (a)             266,432

Shaw Group                                                                                        8,550  (a)             342,855

                                                                                                                         609,287

OIL & GAS--4.4%

Cal Dive International                                                                            4,890  (a)             120,294

Core Laboratories                                                                                 9,398  (a)             176,213

Hanover Compressor                                                                                3,840  (a)             127,066

National-Oilwell                                                                                  4,384  (a)             117,491

Patterson-UTI Energy                                                                              1,660  (a)              29,664

Superior Energy Services                                                                          4,860  (a)              38,394

Veritas DGC                                                                                       6,476  (a)             179,709

                                                                                                                         788,831

RESTAURANTS--2.8%

CEC Entertainment                                                                                 6,140  (a)             303,009

Ruby Tuesday                                                                                     11,610                  198,531

                                                                                                                         501,540

RETAIL--8.7%

American Eagle Outfitters                                                                         4,720  (a)             166,333

CDW Computer Centers                                                                              4,132  (a)             164,082

Cost Plus                                                                                         4,580  (a)             137,400

Duane Reade                                                                                       4,610  (a)             149,825

Fastenal                                                                                          2,760                  171,065

Insight Enterprises                                                                              15,448  (a)             378,476


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL (CONTINUED)

Tech Data                                                                                         2,030  (a)              67,721

Tweeter Home Entertainment Group                                                                  4,138  (a)             146,071

Ultimate Electronics                                                                              2,938  (a)              95,250

Whole Foods Market                                                                                3,080  (a)              83,468

                                                                                                                       1,559,691

SEMICONDUCTORS & EQUIPMENT--2.4%

Brooks Automation                                                                                   859  (a)              39,600

EMCORE                                                                                            5,404  (a)             166,173

Mattson Technology                                                                                4,980  (a)              87,050

PRI Automation                                                                                    3,580  (a)              66,319

Therma-Wave                                                                                       3,438  (a)              65,563

                                                                                                                         424,705

SERVICES--10.4%

Braun Consulting                                                                                  7,821  (a)              62,959

Corinthian Colleges                                                                               5,170  (a)             243,352

Corporate Executive Board                                                                         4,816  (a)             202,272

Education Management                                                                              5,280  (a)             211,464

ITT Educational Services                                                                          4,810  (a)             216,450

Keane                                                                                             3,920  (a)              86,240

MAXIMUS                                                                                           3,010  (a)             120,671

Management Network Group                                                                          6,429  (a)              39,217

Rent-A-Center                                                                                     8,860  (a)             466,036

Strayer Education                                                                                 2,770                  135,038

Titan                                                                                             3,480  (a)              79,692

                                                                                                                       1,863,391

TELECOMMUNICATIONS--.9%

Illuminet Holdings                                                                                5,100  (a)             160,395

TRUCKERS--2.1%

C.H. Robinson Worldwide                                                                           8,728                  243,424

CNF                                                                                               1,920                   54,240

USFreightways                                                                                     2,510                   74,045

                                                                                                                         371,709

WASTE MANAGEMENT--1.7%

Stericycle                                                                                        4,460  (a)             209,397

Waste Connections                                                                                 2,670  (a)              96,120

                                                                                                                         305,517

TOTAL COMMON STOCKS
   (cost $14,679,121)                                                                                                 15,587,369

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--12.9%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY NOTES;

Federal National Mortgage Association,
  3.94%, 7/2/2001
   (cost $2,299,748)                                                                          2,300,000                2,299,748
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $16,978,869)                                                             100.1%               17,887,117

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                 (18,911)

NET ASSETS                                                                                       100.0%               17,868,206

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  16,978,869  17,887,117

Cash                                                                     85,625

Receivable for investment securities sold                               126,930

Dividends receivable                                                        671

Prepaid expenses                                                             22

                                                                     18,100,365
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             4,664

Payable for investment securities purchased                             206,272

Payable for shares of Beneficial Interest redeemed                          728

Accrued expenses                                                         20,495

                                                                        232,159
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       17,868,206
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      22,231,359

Accumulated investment (loss)                                          (46,420)

Accumulated net realized gain (loss) on investments                 (5,224,981)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                                 908,248
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       17,868,206

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        16,486,996      1,381,210

Shares Outstanding                                     1,512,346        126,863
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               10.90         10.89

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                56,685

Cash dividends                                                           4,747

TOTAL INCOME                                                            61,432

EXPENSES:

Investment advisory fee--Note 3(a)                                      67,006

Prospectus and shareholders' reports                                    25,920

Auditing fees                                                           13,253

Custodian fees--Note 3(b)                                               10,860

Legal fees                                                               2,506

Registration fees                                                        1,286

Distribution fees--Note 3(b)                                               641

Trustees' fees and expenses--Note 3(c)                                      88

Loan commitment fees--Note 2                                                39

Shareholder servicing costs --Note 3(b)                                     17

Miscellaneous                                                              737

TOTAL EXPENSES                                                         122,353

Less--waiver of fees due to undertaking--Note 3(a)                     (14,501)

NET EXPENSES                                                           107,852

INVESTMENT (LOSS)                                                      (46,420)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (3,168,937)

Net unrealized appreciation (depreciation) on investments            1,978,792

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,190,145)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,236,565)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001            Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (46,420)             (44,229)

Net realized gain (loss) on investments       (3,168,937)          (2,053,587)

Net unrealized appreciation
   (depreciation) on investments               1,978,792           (1,286,267)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                  (1,236,565)          (3,384,083)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                       --               (1,280)

Net realized gain on investments:

Initial shares                                       --               (8,320)

TOTAL DIVIDENDS                                      --               (9,600)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  4,448,702          17,975,727

Service shares                                  1,406,468                500

Dividends reinvested:

Initial shares                                         --              9,600

Cost of shares redeemed:

Initial shares                                  (638,358)         (2,854,260)

Service shares                                   (72,725)                --

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            5,144,087          15,131,567

TOTAL INCREASE (DECREASE) IN NET ASSETS        3,907,522          11,737,884
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            13,960,684          2,222,800

END OF PERIOD                                  17,868,206         13,960,684

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       414,656            1,230,488

Shares issued for dividends reinvested                 --                  554

Shares redeemed                                  (62,251)             (231,101)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     352,405              999,941
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       133,936                   42

Shares redeemed                                   (7,115)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     126,821                   42

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                      Six Months Ended
                                                                         June 30, 2001                     Year Ended December 31,
                                                                                                        ----------------------------
INITIAL SHARES                                                              (Unaudited)                 2000           1999(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               12.04               13.89           12.50

Investment Operations:

Investment income (loss)--net                                                       (.03)(b)            (.08)(b)         .01

Net realized and unrealized gain
   (loss) on investments                                                           (1.11)              (1.71)           1.38

Total from Investment Operations                                                   (1.14)              (1.79)           1.39

Distributions:

Dividends from investment income--net                                                 --                (.01)              --

Dividends from net realized gain on investments                                       --                (.05)              --

Total Distributions                                                                   --                (.06)              --

Net asset value, end of period                                                     10.90               12.04           13.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                   (9.47)(c)          (13.02)          11.12(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              .72(c)             1.41             .07(c)

Ratio of net investment income
   (loss) to average net assets                                                     (.31)(c)            (.60)            .06(c)

Decrease reflected in above expense
   ratios due to undertakings by

   The Dreyfus Corporation                                                           .09(c)              .52            1.45(c)

Portfolio Turnover Rate                                                            57.65(c)           123.96            7.49(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                             16,487              13,960           2,223

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2001         Period Ended
SERVICE SHARES                                (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                12.04                 12.04

Investment Operations:

Investment (loss)--net                               (.04)(b)               --

Net realized and unrealized gain
   (loss) on investments                            (1.11)                  --

Total from Investment Operations                    (1.15)                  --

Net asset value, end of period                      10.89                 12.04
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (9.55)(c)               --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              .74(c)                 --

Ratio of net investment (loss)

   to average net assets                            (.37)(c)                --

Decrease reflected in above expense

  ratios due to undertakings by

   The Dreyfus Corporation                           .33(c)                 --

Portfolio Turnover Rate                            57.65(c)              123.96
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              1,381                      1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Founders Discovery Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial
Corporation.   Founders   Asset  Management  LLC  ("Founders") serves  as  the
portfolio's sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,832 during the period ended June 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $1,025,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the Facility.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio' s average daily net assets and is payable monthly.

Dreyfus has agreed, until December 31 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1.50% of the value of the average daily net assets of their class. During the period ended June 30, 2001, Dreyfus waived receipt of fees of $14,501, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $641 pursuant to the Plan.


The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $17 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2001, the
portfolio   was   charged   $10,860   pursuant   to   the   custody  agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $11,865,550 and $7,482,399, respectively.

At June 30, 2001, accumulated net unrealized appreciation on investments was $908,248, consisting of $2,350,308 gross unrealized appreciation and $1,442,060 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                      For More Information

                        Dreyfus Investment Portfolios,
                        Founders Discovery Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  193SA0601

================================================================================
Dreyfus
Investment Portfolios,
Founders Growth Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                      Founders Growth Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Founders Growth Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Scott Chapman, CFA and Thomas Arrington, CFA of Founders Asset Management LLC, the portfolio's sub-investment adviser.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the stock market. Better economic times generally tend to lead to increased sales and profits for many companies, especially those that are sensitive to changes in the economic cycle. A stronger economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies whose valuations dropped during the recent economic downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Scott Chapman, CFA and Thomas Arrington, CFA, Portfolio Managers Founders Asset Management LLC, Sub-Investment Adviser.

How did Dreyfus Investment Portfolios, Founders Growth Portfolio perform relative to its benchmark?

For  the  six-month  period  ended June 30, 2001, Dreyfus Investment Portfolios,
Founders Growth Portfolio produced a total return of -16.90% for its Initial shares and its Service shares.(1) In comparison, the Standard & Poor's 500/BARRA Growth Index (the "Index"), the portfolio's benchmark, produced a total return
of    -11.04%    for    the    same    period.(2)

We attribute the Index' s and the portfolio' s disappointing returns to a difficult investment environment for growth-oriented stocks during the reporting period. Corporate profits remained sluggish, taking a particularly harsh toll on stocks of growth-oriented companies. We attribute the portfolio's lagging performance relative to the Index to poor results from technology and telecommunications companies, which comprised a larger portion of the portfolio than the Index.

What is the portfolio's investment approach?

The portfolio invests primarily in large, well-managed growth companies whose performance is not entirely dependent upon the fortunes of the economy. Utilizing a bottom-up approach, we focus on individual stock selection rather than on forecasting stock market trends. We look for high quality, proven companies with an established track record of sustained earnings growth in excess of industry averages. The companies we select must have a sustainable competitive advantage, such as a dominant brand name, a high barrier to entry from competition and/or large untapped market opportunities. Rather than having a short-term focus on next quarter' s profits, we look at a company for its long-term potential and its earning power over the next three to five years.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

Growth-oriented stocks generally remained out of favor during the reporting period. Value-oriented stocks performed well during this time, benefiting from strong performance in such areas as aerospace, commodities and basic materials.

Although value stocks generally outperformed growth stocks during the period, growth stocks rallied in April and May as investors hoped that the Federal Reserve Board's interest-rate cuts would jump-start the economy. However, growth stocks were unable to sustain much momentum, primarily because corporate sales and profits remained disappointing. For growth stocks to advance, it is generally not enough for the economy merely to avoid a recession. Instead, profit growth must accelerate in order for investors to pay the high prices normally associated with growth stocks.

Profits were particularly hard-hit in the technology and telecommunications industries, which suffered from sluggish sales and too much manufacturing capacity after years of overinvestment. The most disappointing among companies which detracted from the portfolio's performance during the reporting period were the leaders of the bull market from 1997 through 2000, such as Cisco Systems, Nokia, Oracle and Sun Microsystems.

One pleasant surprise was Microsoft, which performed well during the reporting period as it became increasingly likely that a federal judge's order to break up the company would be reversed on appeal. In addition, the company's new Windows XP operating system is expected to boost revenues after its scheduled release later this year. Microsoft comprised nearly 5% of the portfolio's holdings during the reporting period; however, it accounted for an even greater percentage of the Index, one of the factors that caused the portfolio's performance to lag behind that of the Index.

Another positive contributor to the portfolio's performance during the reporting period was the media group, which benefited from expectations that the economy may improve later this year. Media companies such as AOL Time Warner, Clear Channel Communications and Viacom generate profits primarily from the sale of advertising, which is very sen-

sitive to economic growth. AOL Time Warner is one of the largest media companies in the world, with a leading presence in publishing, the Internet and the movie industry. Clear Channel currently has the world's largest market share in radio stations and outdoor advertising, while Viacom owns Paramount Studios, MTV Networks and CBS.

Because of falling interest rates, certain financial services stocks among the portfolio's holdings performed well, including Citigroup and Fifth Third Bancorp. Banks often do well when interest rates fall, because they can often improve profits when their cost of funds falls more quickly than the interest rates they charge borrowers.

What is the portfolio's current strategy?

The portfolio currently continues to emphasize large- and mid-capitalization growth companies that provide a demonstrated track record of sustainable earnings growth along with what we believe are considerable competitive advantages. Although the performance of some of these investments has been disappointing of late, we believe we have chosen stocks that will endure over the long term.

Despite the marketplace's current preference for value stocks over growth stocks, we believe that long-term profitability and not short-term changes in investor sentiment drives stock prices. Rather than reacting to quarter-to-quarter volatility, our current strategy is to continue to invest in companies that we believe have excellent growth prospects over the long term.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD AND POOR'S 500/BARRA GROWTH INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX THAT HAVE HIGH PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

COMMON STOCKS--86.8%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & ELECTRONICS--.9%

Boeing                                                                                            4,604                  255,982

ALUMINUM--.6%

Alcoa                                                                                             4,727                  186,244

BANKING--1.7%

Fifth Third Bancorp                                                                               4,545                  272,927

Northern Trust                                                                                    2,251                  140,688

State Street                                                                                      2,138                  105,810

                                                                                                                         519,425

BEVERAGES--.7%

PepsiCo                                                                                           4,983                  220,249

BIOTECHNOLOGY--2.1%

Amgen                                                                                             3,056  (a)             185,438

Biogen                                                                                            3,678  (a)             199,936

Gilead Sciences                                                                                     872  (a)              50,742

Human Genome Sciences                                                                             2,373  (a)             142,973

IDEC Pharmaceuticals                                                                                654  (a)              44,269

                                                                                                                         623,358

BROADCASTING--3.4%

AT&T - Liberty Media Group, Cl. A                                                                 7,483  (a)             130,878

Clear Channel Communications                                                                     11,171  (a)             700,422

Comcast, Cl. A                                                                                    4,286  (a)             186,012

                                                                                                                       1,017,312

BUILDING MATERIALS--.2%

Masco                                                                                             2,422                   60,453

COMMUNICATIONS EQUIPMENT--3.0%

Comverse Technology                                                                               2,953  (a)             170,152

Nokia, ADR                                                                                       21,413                  471,943

QUALCOMM                                                                                          4,578  (a)             267,721

                                                                                                                         909,816

COMPUTERS--16.8%

Adobe Systems                                                                                     8,183                  384,601

BEA Systems                                                                                       1,687  (a)              51,808

Brocade Communications Systems                                                                    1,862  (a)              81,909

Checkpoint Software Technologies                                                                  5,392  (a)             272,673

Cisco Systems                                                                                    13,042  (a)             237,364

Dell Computer                                                                                    14,382  (a)             373,213

EMC                                                                                               9,292  (a)             269,933



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMPUTERS (CONTINUED)

Hewlett-Packard                                                                                   9,186                  262,720

International Business Machines                                                                   8,210                  927,730

Juniper Networks                                                                                  1,645  (a)              51,159

Mercury Interactive                                                                               1,019  (a)              61,038

Microsoft                                                                                        19,242  (a)           1,396,969

Oracle                                                                                            9,962  (a)             189,278

PeopleSoft                                                                                        1,627  (a)              80,097

Sun Microsystems                                                                                  5,965  (a)              93,770

Veritas Software                                                                                  4,286  (a)             285,148

                                                                                                                       5,019,410

CONSUMER FINANCE--.6%

MBNA                                                                                              5,144                  169,495

ELECTRICAL EQUIPMENT--4.6%

General Electric                                                                                 24,864                1,212,120

Solectron                                                                                         9,596  (a)             175,607

                                                                                                                       1,387,727

ELECTRONICS--6.5%

Advanced Micro Devices                                                                            7,471  (a)             215,762

Applera -- Applied Biosystems Group                                                               1,593                   42,613

Altera                                                                                            5,149  (a)             149,321

Intel                                                                                            20,365                  595,676

Linear Technology                                                                                 3,524                  155,831

Micron Technology                                                                                 6,042  (a)             248,326

Texas Instruments                                                                                14,616                  460,404

Waters                                                                                            3,138  (a)              86,640

                                                                                                                       1,954,573

ENTERTAINMENT--6.9%

AOL Time Warner                                                                                  27,801                1,473,453

Viacom, Cl. B                                                                                     6,859  (a)             354,953

Walt Disney                                                                                       7,989                  230,802

                                                                                                                       2,059,208

EQUIPMENT--.7%

Applied Materials                                                                                 4,241  (a)             208,233

FINANCIAL--4.5%

American Express                                                                                  7,328                  284,326

Citigroup                                                                                        10,249                  541,557

Franklin Resources                                                                                5,165                  236,402

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Goldman Sachs Group                                                                               1,617                  138,738

Merrill Lynch                                                                                     1,212                   71,811

Morgan Stanley Dean Witter & Co.                                                                  1,230                   79,003

                                                                                                                       1,351,837

FOOTWEAR--.3%

NIKE, Cl. B                                                                                       1,850                   77,681

HEALTH CARE--14.0%

Abbott Laboratories                                                                               3,998                  191,944

American Home Products                                                                            5,782                  337,900

Baxter International                                                                              2,989                  146,461

Becton, Dickinson & Co.                                                                           4,605                  164,813

Bristol-Myers Squibb                                                                              6,636                  347,063

Eli Lilly & Co.                                                                                   2,986                  220,964

Genentech                                                                                         4,306  (a)             237,260

Johnson & Johnson                                                                                11,470                  573,500

Medtronic                                                                                         3,841                  176,724

Pfizer                                                                                           23,121                  925,996

Pharmacia                                                                                         5,670                  260,537

Shire Pharmaceuticals Group, ADR                                                                  1,667  (a)              92,519

Tenet Healthcare                                                                                  5,574  (a)             287,563

UnitedHealth Group                                                                                3,689                  227,796

                                                                                                                       4,191,040

HOUSEHOLD PRODUCTS--.5%

Colgate-Palmolive                                                                                 2,674                  157,739

INSURANCE--3.9%

American International Group                                                                      5,489                  472,054

Berkshire Hathaway, Cl. B                                                                           235  (a)             540,500

Marsh & McLennan Cos.                                                                             1,562                  157,762

                                                                                                                       1,170,316

LEISURE TIME--.9%

Harley-Davidson                                                                                   3,025                  142,417

Mattel                                                                                            7,277                  137,681

                                                                                                                         280,098

MANUFACTURING--3.5%

Tyco International                                                                               16,753                  913,039

United Technologies                                                                               1,803                  132,088

                                                                                                                       1,045,127



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NATURAL GAS--.5%

El Paso                                                                                           2,151                  113,014

Enron                                                                                               955                   46,795

                                                                                                                         159,809

OIL AND GAS--.7%

Anadarko Petroleum                                                                                1,987                  107,358

Smith International                                                                               1,585  (a)              94,942

                                                                                                                         202,300

POWER PRODUCER--.3%

Dynegy, Cl. A                                                                                     1,622                   75,423

PUBLISHING--.3%

Gannett                                                                                           1,333                   87,845

RETAIL--3.5%

CVS                                                                                               1,770                   68,322

Costco Wholesale                                                                                  1,901  (a)              78,093

Home Depot                                                                                        3,844                  178,938

Kohl's                                                                                            1,769  (a)             110,969

Safeway                                                                                           3,304  (a)             158,592

Wal-Mart Stores                                                                                   9,442                  460,770

                                                                                                                       1,055,684

SERVICES--2.5%

Automatic Data Processing                                                                         2,563                  127,381

Concord EFS                                                                                       2,825  (a)             146,928

DeVry                                                                                             6,665  (a)             240,740

Interpublic Group                                                                                 1,647                   48,339

Omnicom Group                                                                                     2,230                  191,780

                                                                                                                         755,168

TELECOMMUNICATIONS--.4%

WorldCom Inc - WorldCom Group                                                                     8,812  (a)             131,828

TELEPHONE--.6%

Qwest Communications International                                                                1,988                   63,358

TyCom                                                                                             7,406  (a)             127,383

                                                                                                                         190,741

TOBACCO--1.7%

Philip Morris                                                                                     9,779                  496,284

TOTAL COMMON STOCKS
   (cost $25,615,384)                                                                                                 26,020,405

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--13.8%                                                                Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTE;

Federal National Mortgage Association,
  3.94%, 7/2/2001
   (cost $4,119,549)                                                                          4,120,000                4,119,549
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $29,734,933)                                                             100.6%               30,139,954

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.6%)                (180,557)

NET ASSETS                                                                                       100.0%               29,959,397

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  29,734,933  30,139,954

Cash                                                                     25,944

Receivable for investment securities sold                               279,612

Dividends receivable                                                     10,655

Prepaid expenses                                                          2,608

                                                                     30,458,773
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            18,778

Payable for investment securities purchased                             461,279

Accrued expenses                                                         19,319

                                                                        499,376
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       29,959,397
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      41,665,834

Accumulated undistributed investment income--net                         15,450

Accumulated net realized gain (loss) on investments                (12,126,908)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                              405,021
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      29,959,397


NET ASSET VALUE PER SHARE

                                                                                              Initial Shares     Service Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                    28,166,735       1,792,662

Shares Outstanding                                                                                 2,302,442         146,616
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                          12.23           12.23

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                90,019

Cash dividends                                                          69,475

TOTAL INCOME                                                           159,494

EXPENSES:

Investment advisory fee--Note 3(a)                                     108,351

Auditing fees                                                           19,829

Prospectus and shareholders' reports                                    13,881

Custodian fees--Note 3(b)                                               11,329

Legal fees                                                               6,644

Registration fees                                                        1,689

Trustees' fees and expenses--Note 3(c)                                   1,657

Distribution fees--Note 3(b)                                               924

Shareholder servicing costs--Note 3(b)                                     133

Loan commitment fees--Note 2                                               116

Miscellaneous                                                              434

TOTAL EXPENSES                                                         164,987

Less--waiver of fees due to undertaking--Note 3(a)                    (21,255)

NET EXPENSES                                                           143,732

INVESTMENT INCOME--NET                                                  15,762
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (6,801,789)

Net unrealized appreciation (depreciation) on investments            1,429,851

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (5,371,938)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (5,356,176)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             15,762               21,916

Net realized gain (loss) on investments        (6,801,789)          (5,268,122)

Net unrealized appreciation (depreciation)
   on investments                               1,429,851           (2,998,632)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (5,356,176)          (8,244,838)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (21,791)                 --

Service shares                                      (437)                 --

Net realized gain on investments:

Initial shares                                        --              (86,561)

TOTAL DIVIDENDS                                  (22,228)             (86,561)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  5,683,551          34,634,389

Service shares                                  1,903,708                250

Dividends reinvested:

Initial shares                                     21,791             86,561

Service shares                                        437                --

Cost of shares redeemed:

Initial shares                                   (808,241)        (5,291,644)

Service shares                                    (46,371)              --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             6,754,875         29,429,556

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,376,471         21,098,157
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            28,582,926          7,484,769

END OF PERIOD                                  29,959,397         28,582,926

Undistributed investment income--net               15,450             21,916

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       422,625           1,841,798

Shares issued for dividends reinvested              1,834               4,166

Shares redeemed                                  (62,430)            (282,279)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     362,029            1,563,685
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       150,290                  17

Shares issued for dividends reinvested                 37                  --

Shares redeemed                                    (3,728)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     146,599                  17

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                            Six Months Ended
                                                               June 30, 2001                     Year Ended December 31,
                                                                                      ------------------------------------------
INITIAL SHARES                                                    (Unaudited)         2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   14.73         19.87            15.90            12.50

Investment Operations:

Investment income--net                                                   .01(b)        .02(b)          (.02)(b)          .01

Net realized and unrealized gain (loss)
   on investments                                                      (2.50)        (5.03)            5.79             3.39

Total from Investment Operations                                       (2.49)        (5.01)            5.77             3.40

Distributions:

Dividends from investment income--net                                   (.01)          --              (.01)              --

Dividends from net realized gain
   on investments                                                         --         (.13)            (1.79)              --

Total Distributions                                                    (.01)         (.13)            (1.80)              --

Net asset value, end of period                                        12.23         14.73             19.87            15.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     (16.90)(c)    (25.40)            39.01            27.20(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .49(c)        .97              1.00              .25(c)

Ratio of net investment income
   to average net assets                                                .06(c)        .11              (.11)             .05(c

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                              .07(c)        .11              1.33              .31(c)

Portfolio Turnover Rate                                               98.30(c)     171.96            115.08            75.65(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 28,167       28,583             7,485            2,544

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2001         Period Ended
SERVICE SHARES                                (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                14.73                14.73

Investment Operations:

Investment income--net                                .00(b,c)             --

Net realized and unrealized gain (loss)
         on investments                              (2.49)                --

Total from Investment Operations                    (2.49)                 --

Distributions:

Dividends from investment income--net                (.01)                 --

Net asset value, end of period                      12.23                 14.73
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                   (16.90)(d)               --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              .50(d)                  --

Ratio of net investment income to average net assets .00(d,e)                --

Decrease reflected in above expense ratios due to
   undertakings by The Dreyfus Corporation           .25(d)                  --

Portfolio Turnover Rate                            98.30(d)              171.96
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              1,793                  --(f)

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

(F) AMOUNT REPRESENTS LESS THAN $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company operating as a series company currently offering twelve series, including the Founders Growth Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial
Corporation.   Founders   Asset  Management  LLC  ("Founders") serves  as  the
portfolio's sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $2,405 during the period ended June 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $1,609,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31,2000. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the Facility.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2001, Dreyfus waived receipt of fees of $21,255, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

       Average Net Assets

       0 to $100 million . . . . . . . . . . . . . . . . .        .25 of 1%

       In excess of $100 million to $1 billion . . . . . .        .20 of 1%

       In excess of $1 billion to $1.5 billion . . . . . .        .16 of 1%

       In excess of $1.5 billion . . . . . . . . . . . . .        .10 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $924 pursuant to the Plan.


The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $23 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $11,329 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $30,480,877 and $25,019,548, respectively.

At June 30, 2001, accumulated net unrealized appreciation on investments was $405,021, consisting of $1,772,135 gross unrealized appreciation and $1,367,114
gross    unrealized    depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                      For More Information

                        Dreyfus Investment Portfolios,
                        Founders Growth Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  176SA0601

================================================================================
Dreyfus
Investment Portfolios,
Founders International Equity Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                        Founders International Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, Founders International Equity Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas A. Loeffler, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

While the first half of 2001 was difficult for the U.S. economy, weakness in many international economies was not as severe. What's more, we have recently seen signs that economic improvement in the U.S. may be in sight, which could lead to better conditions in Europe as well. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the U.S. economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth in the U.S., as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth in the U.S. later this year, and in Europe soon thereafter. Japan's economy remains mired in recession, however, despite the recent election of a reform-minded prime minister.

In our view, the implications of this economic scenario may be positive for certain sectors of the international stock markets, especially for global companies that rely on exports to the United States. A stronger global economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies that were severely punished during the recent downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders International Equity Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, the portfolio produced a total return of -19.56% for Initial shares and -19.56% for Service shares.(1) This compares with a -14.93% total return produced by the portfolio's benchmark, the Morgan Stanley Capital International World ex U.S. Index.(2)

We attribute much of the portfolio's overall weak relative performance to a continued investor preference for value-oriented stocks over the growth-oriented stocks in which the portfolio invests. Although growth stocks recovered somewhat during April and May, they remained out of favor for most of the reporting period.

What is the portfolio's investment approach?

The portfolio focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through a dominant brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are the marks of companies whose growth, in both revenues and earnings, will exceed that of global industry peers as well as that of their local markets.

The portfolio will typically hold 60-90 stocks, broadly invested across countries and industries, representing what we believe to be the best growth investment ideas in the world. We generally sell a

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

stock when it reaches its target price or when we determine that circumstances have changed and it will most likely not reach the previously set target sale price.

What other factors influenced the portfolio's performance?

The global economic slowdown had a negative effect on portfolio performance. Market sentiment, particularly for growth stocks, remained pessimistic throughout the period. Generally, growth stocks have higher valuations than value stocks, and valuations are dependent on strong levels of investor confidence in a company' s ability to sustain sales and earnings growth. When sales and earnings momentum falters, confidence is lost, and stock prices decline.

Two factors contributed to poor performance in offshore markets: weakness in the United States economy and a global slowdown in corporate earnings growth. Earnings were particularly disappointing in the telecommunications and technology industry groups, two areas where we concentrated the portfolio's investments. Concerns about these areas focused on the fact that companies held too much inventory and had invested too heavily in new plants and manufacturing equipment -- problems that investors felt would create downward pressure on earnings. Many other business-related industries also encountered difficulties, including consulting firms, airlines and replacement parts manufacturers.

General weakness in international economies and markets also adversely affected portfolio performance. For example, the Japanese economy showed few signs of emerging from its decade-long recession. The European markets faced two significant problems: lower corporate earnings, which drove stock prices down, and higher energy prices that made central bankers slow to reduce interest rates. What's more, we do not hedge currency exposure in this portfolio. Consequently, the strength of the U.S. dollar relative to other major currencies
further   eroded   the   value   of   the  portfolio' s  overseas  investments.


What is the portfolio's current strategy?

Although we believe that the long-term prospects for international growth stocks remains bright, we made some slight adjustments to the portfolio to shield it against any near-term market weakness. For example, we trimmed investments in telecommunications and technology and are currently focusing more on companies that have strong market positions and provide cost savings for other firms.

Our efforts to uncover stocks of well-managed companies that have strong market shares but are also reasonably valued have intensified. Accordingly, we added to investments in companies with more stable cash flows, such as energy producers and manufacturers of consumer products. In addition, we identified and invested in companies in the automotive and health care industries, a move that added balance to the portfolio.

Finally, we continue to maintain geographic balance in the portfolio. Japan represents the portfolio' s largest single country exposure, where we believe growth stocks continue to sell at reasonable valuations. In Europe, we're focusing on producers of consumer goods, as well as companies positioned to take advantage of industry consolidations. We selectively increased the portfolio's emerging markets exposure, most notably in Asia, where we believe many growth stocks are reasonably priced.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)


COMMON STOCKS--88.0%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--2.3%

Companhia de Bebidas das Americas, ADR                                                            4,100                   95,005

Embraer-Empresa Brasileira de Aeronautica, ADR                                                    5,050                  197,202

                                                                                                                         292,207

CANADA--3.6%

Alcan                                                                                             2,625                  110,302

Ballard Power Systems                                                                             1,300  (a)              60,528

Celestica                                                                                         2,250  (a)             115,722

Talisman Energy                                                                                   4,375                  166,990

                                                                                                                         453,542

DENMARK--3.6%

ISS                                                                                               2,925  (a)             171,452

Novo Nordisk, Cl. B                                                                               3,625                  160,497

Vestas Wind Systems                                                                               2,450                  114,329

                                                                                                                         446,278

FINLAND--2.2%

Nokia, ADR                                                                                       12,325                  271,643

FRANCE--12.8%

Accor                                                                                             3,375                  142,839

Alstom                                                                                            2,000                   55,796

Altran Technologies                                                                               4,400                  205,458

Aventis                                                                                           2,350                  188,143

Bouygues                                                                                          1,700                   57,617

Business Objects                                                                                  4,962  (a)             118,799

Compagnie Francaise d'Etudes et de Construction                                                     675                   85,961

JC Decaux                                                                                         8,150                  109,325

PSA Peugeot Citroen                                                                                 275                   74,876

Thomson Multimedia                                                                                3,475  (a)             112,110

TotalFinaElf                                                                                      1,250                  175,531

Vinci                                                                                             1,150                   73,470

Vivendi Environnement                                                                             4,400                  185,697

                                                                                                                       1,585,622

GERMANY--3.1%

Allianz                                                                                             550                  161,892

Deutsche Boerse                                                                                   4,250                  149,742

SAP, ADR                                                                                          2,100                   73,689

                                                                                                                         385,323


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HONG KONG--3.0%

CNOOC                                                                                           124,500                  118,117

China Unicom, ADR                                                                                14,100                  249,570

                                                                                                                         367,687

INDIA--.5%

Infosys Technologies, ADR                                                                         1,025                   66,625

ISRAEL--1.1%

Check Point Software Technologies                                                                 2,662  (a)             134,905

ITALY--3.0%

Saipem                                                                                           33,150                  182,319

San Paolo-IMI                                                                                    14,700                  190,549

                                                                                                                         372,868

JAPAN--13.9%

Ajinomoto                                                                                        10,000                  107,267

FAST RETAILING                                                                                      700                  121,778

HONDA MOTOR                                                                                       5,000                  219,666

HOYA                                                                                              1,700                  107,668

ITO EN                                                                                            1,300                   82,126

KONAMI                                                                                            2,100                   95,795

Mitsubishi Electric                                                                              19,000                   94,136

NEC                                                                                               8,000                  108,069

NTT DoCoMo                                                                                            8                  139,175

Nikko Securities                                                                                 13,000                  104,117

Nippon COMSYS                                                                                     6,000                   81,292

PIONEER                                                                                           5,500                  167,114

TAKEFUJI                                                                                          1,700                  154,416

Takeda Chemical Industries                                                                        3,000                  139,496

                                                                                                                       1,722,115

LUXEMBOURG--1.5%

Societe Europeenne des Satellites                                                                 1,475                  193,163

MEXICO--.7%

Cemex, ADR                                                                                        3,280                   86,920

NETHERLANDS--5.6%

ASML, ADR                                                                                         2,575  (a)              57,294

Heineken                                                                                          4,537                  183,467

ING                                                                                               2,025                  132,724

STMicroelectronics                                                                                1,925                   67,007

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

TNT Post                                                                                          7,150                  149,634

VNU                                                                                               2,900                   98,484

                                                                                                                         688,610

PORTUGAL--1.3%

Brisa-Auto Estradas de Portugal                                                                  19,350                  164,282

SINGAPORE--1.1%

Flextronics International                                                                         5,350  (a)             139,689

SOUTH KOREA--3.6%

Hyundai Motor                                                                                     7,650                  166,471

Korea Telecom, ADR                                                                               13,800                  278,760

                                                                                                                         445,231

SPAIN--3.3%

Banco Santander Central Hispano                                                                  17,875                  162,382

Gas Natural SDG                                                                                   1,375                   22,297

Industria de Diseno Textil                                                                       13,875                  222,050

                                                                                                                         406,729

SWEDEN--1.4%

Assa Abloy, Cl. B                                                                                 7,525                  107,741

Skandia Forsakrings                                                                               7,200                   65,962

                                                                                                                         173,703

SWITZERLAND--5.7%

Adecco                                                                                            2,650                  124,848

Nestle                                                                                              600                  127,638

Serono                                                                                              140                  139,010

Swatch                                                                                              174  (a)             174,417

Synthes-Stratec                                                                                     235  (b)             144,348

                                                                                                                         710,261

TAIWAN--.6%

Taiwan Semiconductors Manufacturing, ADR                                                          4,485  (a)              68,313

UNITED KINGDOM--14.1%

ARM                                                                                              20,150  (a)              76,518

Aegis                                                                                            65,125                   96,712

British Sky Broadcasting                                                                          4,875  (a)              47,160

Compass                                                                                          22,250                  179,054

Dimension Data                                                                                   25,475  (a)              97,279

Energis                                                                                          27,100  (a)              72,343

GlaxoSmithKline                                                                                   6,925                  195,881



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Prudential                                                                                       13,200                  160,738

Reckitt Benckiser                                                                                11,750                  170,335

Shell Transport & Trading, ADR                                                                    1,200                  60,408

Shire Pharmaceuticals, ADR                                                                        2,375  (a)             131,812

Spirent                                                                                          37,125                  116,038

Telewest Communications                                                                          84,600  (a)             106,488

Tesco                                                                                            25,000                   90,692

Vodafone                                                                                         63,450                  141,336

                                                                                                                       1,742,794

TOTAL COMMON STOCKS
   (cost $11,273,660)                                                                                                 10,918,510
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.2%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;
Henkel KGaA

   (cost $158,028)                                                                                2,500                  145,391
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--8.1%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTE;

Federal National Mortgage Association,
  3.94%, 7/2/2001
   (cost $999,891)                                                                            1,000,000                  999,891
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $12,431,579)                                                              97.3%               12,063,792

CASH AND RECEIVABLES (NET)                                                                         2.7%                  339,224

NET ASSETS                                                                                       100.0%               12,403,016

(A)  NON-INCOME PRODUCING.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2001, THIS SECURITY
     AMOUNTED TO $144,348 OR 1.2% OF NET ASSETS.

SEE NOTES TO STATEMENT OF INVESTMENTS.

                                                        The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  12,431,579  12,063,792

Cash                                                                    854,063

Receivable for investment securities sold                                85,293

Dividends receivable                                                      6,528

Prepaid expenses                                                          2,402

                                                                     13,012,078
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             2,415

Payable for investment securities purchased                             575,335

Accrued expenses                                                         31,312

                                                                        609,062
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       12,403,016
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      15,626,135

Accumulated undistributed investment income--net                         21,146

Accumulated net realized gain (loss) on investments
  and foreign currency transcations                                 (2,876,286)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transcations--Note 4            (367,979)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       12,403,016

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        11,126,289      1,276,727

Shares Outstanding                                       813,958         93,401
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               13.67         13.67

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $11,092 foreign taxes withheld at source)        78,033

Interest                                                                33,258

TOTAL INCOME                                                           111,291

EXPENSES:

Investment advisory fee--Note 3(a)                                      58,677

Custodian fees                                                          37,981

Auditing fees                                                           18,138

Prospectus and shareholders' reports                                    12,481

Legal fees                                                               1,956

Registration fees                                                          784

Distribution fees--Note 3(b)                                               385

Trustees' fees and expenses--Note 3(c)                                     174

Shareholder servicing costs--Note 3(b)                                      70

Loan commitment fees--Note 2                                                50

Miscellaneous                                                            4,542

TOTAL EXPENSES                                                         135,238

Less--waiver of fees due to undertaking--Note 3(a)                    (47,223)

NET EXPENSES                                                            88,015

INVESTMENT INCOME--NET                                                  23,276
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                       (1,967,619)

Net unrealized appreciation (depreciation) on investments

  and foreign currency transcations                                  (668,169)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (2,635,788)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (2,612,512)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001            Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             23,276                1,811

Net realized gain (loss) on investments        (1,967,619)            (899,661)

Net unrealized appreciation
   (depreciation) on investments                 (668,169)          (1,007,466)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   (2,612,512)          (1,905,316)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (3,830)                   --

Service shares                                      (111)                   --

Net realized gain on investments:

Initial shares                                         --            (343,289)

TOTAL DIVIDENDS                                   (3,941)            (343,289)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  2,380,488          13,293,937

Service shares                                  1,853,873                500

Dividends reinvested:

Initial shares                                      3,830            343,289

Service shares                                        111                --

Cost of shares redeemed:

Initial shares                                   (596,362)        (4,108,009)

Service shares                                   (511,348)              --

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS             3,130,592          9,529,717

TOTAL INCREASE (DECREASE) IN NET ASSETS           514,139          7,281,112
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            11,888,877          4,607,765

END OF PERIOD                                  12,403,016         11,888,877

Undistributed investment income--net               21,146             1,811


                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       155,652             686,538

Shares issued for dividends reinvested                266              16,201

Shares redeemed                                   (41,276)           (216,289)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     114,642             486,450
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       128,756                  29

Shares issued for dividends reinvested                  8                  --

Shares redeemed                                   (35,392)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      93,372                  29

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                Six Months Ended
                                                                   June 30, 2001                          Year Ended December 31,
                                                                                            -------------------------------------
INITIAL SHARES                                                        (Unaudited)           2000            1999         1998(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                       17.00           21.65           14.36          12.50

Investment Operations:

Investment income (loss)--net                                                .03(b)          .00(b,c)       (.02)(b)       (.01)

Net realized and unrealized gain
   (loss) on investments                                                   (3.35)          (3.55)           8.73           1.87

Total from Investment Operations                                           (3.32)          (3.55)           8.71           1.86

Distributions:

Dividends from investment income--net                                      (.01)             --              --             --

Dividends from net realized gain on investments                              --            (1.10)         (1.42)            --

Total Distributions                                                        (.01)           (1.10)         (1.42)             --

Net asset value, end of period                                            13.67            17.00          21.65           14.36
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                         (19.56)(d)       (17.41)         60.69           14.88(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                    .74(d)           1.50           1.50             .38(d)

Ratio of net investment income (loss)

   to average net assets                                                  .20(d)             .02          (.11)            (.08)(d)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                         .38(d)             .57           2.27             .81(d)

Portfolio Turnover Rate                                                 94.66(d)          171.34         190.80            29.25(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  11,126             11,888          4,608            2,297

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                         Six Months Ended
                                            June 30, 2001          Period Ended
SERVICE SHARES                                (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                17.00                 17.00

Investment Operations:

Investment income--net                                .02(b)                --

Net realized and unrealized gain
   (loss) on investments                            (3.34)                  --

Total from Investment Operations                    (3.32)                  --

Distributions:

Dividends from investment income--net                (.01)                  --

Net asset value, end of period                      13.67                 17.00
-------------------------------------------------------------------------------

TOTAL RETURN (%)                                   (19.56)(c)               --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              .74(c)                 --

Ratio of net investment income

   to average net assets                             .19(c)                 --

Decrease reflected in above expense ratios

   due to undertaking by The Dreyfus Corporation     .44(c)                 --

Portfolio Turnover Rate                            94.66(c)              171.34
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              1,277                      1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve portfolios, including the Founders International Equity Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the portfolio's sub-investment adviser. Founders is a 90% -owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor "), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

terms of the custody agreement, the portfolio received net earnings credits of $1,209 during the period ended June 30, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $390,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the Facility.


NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at  the  annual  rate  of  1%  of  the value of the
portfolio's   average   daily   net   assets   and   is   payable   monthly.

Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1.50% of the value of the average daily net assets of their class. During the period ended June 30, 2001, Dreyfus waived receipt of fees of $47,223, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $385 pursuant to the Plan.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $26 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $12,915,032 and $10,106,342, respectively.

At June 30, 2001, accumulated net unrealized depreciation on investments was $367,787, consisting of $514,608 gross unrealized appreciation and $882,395 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                      For More Information

                        Dreyfus
                        Investment Portfolios,
                        Founders International Equity Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  177SA0601

================================================================================
Dreyfus Investment Portfolios,
Founders Passport Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                    Founders Passport Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, Founders Passport Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Tracey Stouffer of Founders Asset Management LLC, the portfolio's sub-investment adviser.

While the first half of 2001 was difficult for the U.S. economy, weakness in many international economies was not as severe. What's more, we have recently seen signs that improvement in the U.S. may be in sight, which could lead to better conditions in Europe as well. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the U.S. economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth in the U.S., as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth in the U.S. later this year, and in Europe soon thereafter. Japan's economy remains mired in recession, however, despite the recent election of a reform-minded prime minister.

In our view, the implications of this economic scenario may be positive for certain sectors of the international stock markets, especially for global companies that rely on exports to the United States. A stronger global economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies that were severely punished during the recent downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Tracy Stouffer, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Passport Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, Dreyfus Investment Portfolios, Founders Passport Portfolio produced a total return of -21.42% for both its Initial shares and its Service shares.(1) In comparison, the portfolio's benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, produced a total return of -14.93% for the same period.(2)

We attribute the portfolio's lagging performance relative to its benchmark to persistent weakness in its growth-oriented stocks and particularly disappointing results from its holdings in Europe. In addition, we believe that many investors shied away from foreign small-cap stocks during this time of stock market turbulence, preferring instead to invest in large companies that some investors perceived as being more secure.

What is the portfolio's investment approach?

The portfolio invests primarily in foreign companies with annual revenues or market capitalizations of $1 billion or less that have demonstrated earnings growth as well as dominance in their market niches. The portfolio is a broadly diversified portfolio and currently holds more than 100 stocks across many industries.

Because of this broad mandate, we believe it is very important for us to meet with corporate management teams to assess their business strategies. We also believe it is important to travel to the countries in which they are located to assess the local business environment. When it comes to global small-cap stocks, it is especially important to learn as much as we can because there is a limited amount of Wall Street research available on many of these companies.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

During the reporting period, the growth style of investing -- that is, buying shares of companies with above-average growth prospects -- lagged after years of market dominance in most countries. Instead, the value style of investing, which emphasizes paying modest prices for companies that have slower growth possibilities, produced better performance. As a result, companies in such industries as commodities, construction, energy and utilities generally produced good returns both for the market and the portfolio during the reporting period. The portfolio's performance was hindered primarily because our investment approach favors the growth style of investing.

In addition, Europe entered an economic slowdown, negatively impacting the performance of many of the portfolio's holdings in European companies. Because of its commitment to fighting inflationary pressures, the European Central Bank has been unwilling to lower interest rates to stimulate the economy. This is in stark contrast to the actions of the U.S. Federal Reserve Board, which reduced short-term interest rates six times during the first half of 2001, for a total reduction of 2.75 percentage points during the reporting period.

Because corporate profit growth typically was insufficient to support high stock prices in Europe, technology and telecommunications stocks generally performed very poorly. However, the portfolio benefited from its holdings in energy, mining and utilities -- industries operating at full capacity that could command significant price increases. Construction companies also performed well, as European governments began spending heavily to repair roads, bridges and tunnels.

In Asia, we believe that the Japanese stock market remained unattractive during the reporting period, as that nation remains mired in recession. In contrast, the Chinese stock market was among the top-performing markets in the world during the first half of 2001. Investors generally ignored the international tensions that resulted when a U.S. military aircraft and its crew were detained in China this past March. Instead, they focused on China's likely admission into the World Trade Organization, as well as its bid to host the 2008 Olympics. Both developments are expected to help open China' s markets to trade with other nations, and local companies in the shipping, transportation, real estate and tourism industries are among the likely beneficiaries. Accordingly, portfolio performance benefited from investments in Denway Motors, a Chinese automaker, and Texwinca, the country's largest retail clothing chain.

Other regions that showed strong performance during the reporting period included Korea, where stocks responded favorably to lower interest rates; Australia, where merger and acquisition activity has reduced the supply of shares, thus boosting prices; and Canada, where most of the portfolio's holdings are energy related.

What is the portfolio's current strategy?

Our current strategy is to continue to focus on finding small, fast-growing companies throughout the world, regardless of industry or location. Because of the current market preference for value stocks over growth stocks, we have reconsidered the prices that we are willing to pay for companies with strong growth rates. However, we believe that it is important to remain consistent in our investment style, since it is impossible to predict whether growth or value stocks will be favored in the future.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)



COMMON STOCKS--94.9%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--6.5%

Aristocrat Leisure                                                                               55,150                  198,486

Boral                                                                                           117,000                  171,839

ERG                                                                                             190,250                  139,857

Foodland Associated                                                                              20,500                  115,358

James Hardie Industries                                                                          27,800                   75,245

Lang                                                                                             14,150                   79,445

Mayne Nickless                                                                                   18,325                   60,339

Metcash Trading                                                                                 123,400                   84,414

National Foods                                                                                   53,250                   61,219

Orbital Engine                                                                                  151,625  (a)              56,505

PaperlinX                                                                                        28,725                   59,536

Renewable Energy                                                                                148,141  (a)             170,915

Smorgon Steel                                                                                    43,900                   20,170

Sonic Healthcare                                                                                 17,150                   69,253

Toll                                                                                              5,500                   54,776

                                                                                                                       1,417,357

AUSTRIA--.5%

Gericom                                                                                           3,425                   99,593

BELGIUM--.7%

Omega Pharma                                                                                      4,225                  163,210

CANADA--8.9%

ATI Technologies                                                                                 18,850  (a)             175,995

Alimentation Couche-Tard, Cl. B                                                                     375  (a)               7,841

CAE                                                                                              12,300                  239,822

CHC Helicopter, Cl. B                                                                            11,625                  152,132

Cott                                                                                             14,475  (a)             159,579

Descartes Systems                                                                                 5,300  (a)              97,067

FirstService                                                                                      1,150  (a)              25,463

GT Group Telecom                                                                                  5,550  (a)              33,931

Goldcorp                                                                                         14,825                  158,734

IPSCO                                                                                            10,775                  163,797

Industrial Alliance Life Insurance                                                                2,625                   66,536

Nexen                                                                                             4,400                  110,800

Open Text                                                                                         1,350  (a)              31,685

Pivotal                                                                                           2,700  (a)              46,062

SNC-Lavalin                                                                                      16,100                  214,418

Saputo                                                                                            2,175                   53,980



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CANADA (CONTINUED)

Stantec                                                                                           2,300  (a)              34,203

Toromont Industries                                                                               4,600                   69,927

WestJet Airlines                                                                                  5,400  (a)              86,907

                                                                                                                       1,928,879

CHINA--4.9%

AsiaInfo                                                                                          4,600  (a)              90,850

Beijing Capital International Airport, Cl. H                                                    718,000                  225,529

Beijing Datang Power Generation, Cl. H                                                          464,000                  159,130

Beijing North Star, Cl. H                                                                       538,000                  158,643

People's Food                                                                                   645,000                  263,590

Tsingtao Brewery, Cl. H                                                                         112,000                   38,052

United Food                                                                                     435,000                  139,591

                                                                                                                       1,075,385

DENMARK--.9%

NEG Micon                                                                                         3,650  (a)             165,758

Sophus Berendsen, Cl. B                                                                           1,250                   34,145

                                                                                                                         199,903

FINLAND--1.1%

Aldata Solution                                                                                  17,300  (a)              59,192

Instrumentarium                                                                                   2,200                   62,571

KCI Konecranes International                                                                      2,900                   81,249

Tamro                                                                                            15,500                   42,110

                                                                                                                         245,122

FRANCE--6.4%

Euro Disney                                                                                     148,650  (a)             137,562

Genesys                                                                                           3,625  (a)              78,787

GrandVision                                                                                       7,825                  148,481

ILOG                                                                                              3,125  (a)              47,967

Infogrames Entertainment                                                                          6,875  (a)             109,733

Penauille Polyservices                                                                            3,950                  224,688

SR Teleperformance                                                                                2,575                   57,934

Scor                                                                                              4,325                  192,776

Silicon-On-Insulator Technologies                                                                 7,875  (a)             129,305

Studio Canal                                                                                      3,175  (a)              31,403

Vallourec                                                                                         4,325                  240,511

                                                                                                                       1,399,147

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY--1.7%

Evotec Biosystems                                                                                     1  (a)                  13

IM Internationalmedia                                                                             2,350  (a)              55,864

Kontron Embedded Computers                                                                        1,025  (a)              42,815

Nordex                                                                                           15,975                  132,915

Stada Arzneimittel                                                                                1,050                   25,680

UMS International                                                                                 2,375                   45,812

Vossloh                                                                                           2,800                   58,598

WEB.DE                                                                                            1,000  (a)               5,773

                                                                                                                         367,470

HONG KONG--5.0%

Beijing Enterprises                                                                              76,000                   97,924

Chaoda Modern Agriculture                                                                       498,000                  123,225

China Insurance International                                                                   464,000                  157,643

China Pharmaceutical Enterprise and Investment                                                  240,000                   30,154

China Rare Earth                                                                                184,000                   64,873

China Travel International (Warrants)                                                            91,600  (a)              14,327

Denway Motors                                                                                   158,000  (a)              56,719

First Pacific                                                                                    74,000                   16,034

Guangzhou Investment                                                                          1,522,000  (a)             165,861

Industrial and Commercial Bank of China                                                          63,000                   56,943

Roadshow                                                                                        374,000                  122,271

Shenzhen International                                                                        1,670,000  (a)              96,347

Texwinca                                                                                        214,000                   81,623

                                                                                                                       1,083,944

INDIA--.6%

Hindalco, GDR                                                                                     6,825                  134,794

IRELAND--4.0%

Datalex, ADR                                                                                     14,300                   46,475

Fyffes                                                                                           86,075                   90,393

Grafton                                                                                          70,750                  203,626

ICON, ADR                                                                                         2,125  (a)              64,111

Irish Continental                                                                                15,400                   73,218

Riverdeep, ADR                                                                                    3,700  (a)             103,600

SmartForce, ADR                                                                                   8,000  (a)             281,840

                                                                                                                         863,263



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ISRAEL--1.4%

Precise Software Solutions                                                                        2,600                   79,820

Taro Pharmaceutical                                                                               2,600  (a)             227,656

                                                                                                                         307,476

ITALY--3.8%

Cementir                                                                                         29,692                   81,121

Gruppo Coin                                                                                      13,225  (a)             160,785

Impregilo                                                                                       587,500  (a)             323,264

Marzotto                                                                                         10,500                  124,429

Recordati                                                                                         2,575                   34,734

Saeco International                                                                              27,000                  103,314

                                                                                                                         827,647

JAPAN--4.9%

ADVAN                                                                                               900                   10,462

COLIN                                                                                               500                   58,925

HOKUTO                                                                                            4,260                  165,981

HUDSON SOFT                                                                                       1,000                    8,257

Hitachi Construction Machinery                                                                    9,000                   33,768

INTELLIGENT WAVE                                                                                      5                   70,950

KURODA ELECTRIC                                                                                      60                    1,152

MITSUBISHI GAS CHEMICAL                                                                          15,000                   60,248

MIYACHI TECHNOS                                                                                      40                    1,106

NISSIN KOGYO                                                                                      2,000                   76,392

SANYO SHOKAI                                                                                     27,000                  111,476

SHOHKOH FUND & Co.                                                                                  580                   94,764

Seino Transportation                                                                             35,000                  227,562

Snow Brand Milk Products                                                                         12,000  (a)              39,444

TOYO SUISAN KAISHA                                                                               11,000                  114,026

                                                                                                                       1,074,513

MEXICO--2.1%

Apasco                                                                                           17,475                   92,865

Empresas ICA Sociedad Controladora                                                              122,025  (a)              56,335

Grupo Aeroportuario del Sureste, ADR                                                             10,825                  202,427

Grupo Financiero Banorte                                                                         26,275  (a)              55,270

Tubos de Acero de Mexico, ADR                                                                     4,450                   56,293

                                                                                                                         463,190

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORWAY--.2%

Bergesen    2,200                                                                                                         40,130

SINGAPORE--.5%

Hyflux                                                                                          202,000                   86,429

NatSteel Broadway                                                                                 9,000                   12,836

                                                                                                                          99,265

SOUTH KOREA--7.9%

Cheil Industries                                                                                 20,150                  115,895

Daeduck                                                                                           8,360                   58,176

Daelim Industrial                                                                                17,330                  137,254

Doosan                                                                                            1,920  (a)              36,245

Duzon Digital Ware                                                                                1,860                   58,353

Hana Bank                                                                                        33,550                  245,079

Handan BroadinfoCom                                                                                 930                   60,069

Hankook Tire                                                                                     27,650                   58,043

Hotel Shilia                                                                                     31,400                  185,672

Hyundai Mobis                                                                                     5,240                   56,409

Korea Electric Terminal                                                                           3,950                   39,181

LG Ad                                                                                             1,400                   56,947

LG Engineering & Construction                                                                    13,470                  111,862

Lotte Chilsung Beverage                                                                             180                   26,436

Neowiz                                                                                            1,533                   68,487

Nong Shim                                                                                         1,410                   55,511

Pacific                                                                                           1,010                   49,937

Pyung Hwa Industrial                                                                             30,020                   59,093

S Net Systems                                                                                     1,058                    8,745

Samyoung Heat Exchanger                                                                           5,170                  127,213

Sewon Telecom                                                                                    33,755                   97,333

                                                                                                                       1,711,940

SPAIN--2.6%

ACS                                                                                               7,650                  212,641

Cementos Portland                                                                                   775                   18,752

Fomento de Construcciones y Contratas                                                             7,725                  147,567

Grupo Ferrovial                                                                                  10,875                  180,226

                                                                                                                         559,186

SWEDEN--2.8%

Capio                                                                                             6,600  (a)              48,312

D. Carnegie & Co.                                                                                 6,300                   75,410



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWEDEN (CONTINUED)

Elekta, Cl. B                                                                                    30,000  (a)             205,788

Eniro                                                                                             7,600                   74,875

Getinge Industrier                                                                                4,400                   76,570

Munters                                                                                           8,825                  138,136

                                                                                                                         619,091

SWITZERLAND--2.5%

Leica Geosystems                                                                                    775                  222,267

Logitech International                                                                              950  (a)             304,728

Unilabs                                                                                              25                   20,758

                                                                                                                         547,753

THAILAND--1.3%

Bangkok Bank                                                                                     38,700  (a)              39,311

Banpu                                                                                            36,675                   25,106

Land and Houses                                                                                  61,900  (a)              37,590

National Finance                                                                                476,975  (a)             104,274

Ocean Glass                                                                                      22,850                   18,796

S&P Syndicate                                                                                     7,000                    5,178

Siam Cement                                                                                       4,100  (a)              44,363

Thai Union Frozen Products                                                                        7,525                   11,549

                                                                                                                         286,167

UNITED KINGDOM--22.3%

AMEC                                                                                             30,325                  215,944

Aberdeen Asset Management                                                                        11,750                   85,583

Amey                                                                                              7,175                   34,502

BTG                                                                                               5,975  (a)              98,870

Balfour Beatty                                                                                   50,075                  141,111

Biocompatibles International                                                                     16,675  (a)              64,854

Bodycote International                                                                           17,000                   63,714

City Centre Restaurants                                                                         195,100                  149,002

Dairy Crest                                                                                      15,575                   78,859

De La Rue                                                                                         7,900                   58,770

De Vere                                                                                          18,400                   88,479

easyJet                                                                                          27,450                  168,296

Eidos (Rights)                                                                                    9,941  (a)              12,513

Electronics Boutique                                                                             79,700                  120,328

FKI                                                                                              71,050                  282,366

Fibernet                                                                                         12,350  (a)              71,613

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

First Choice Holidays                                                                             7,850                   16,542

Galen                                                                                             8,650                   99,950

HIT Entertainment                                                                                61,325                  316,572

Innovation                                                                                       11,450  (a)              85,827

Intermediate Capital                                                                              9,725                   96,966

J. D. Wetherspoon                                                                                23,750                  123,442

Jarvis                                                                                           25,725                  162,631

Laura Ashley                                                                                    229,525  (a)             123,108

Luminar                                                                                           9,400                  116,659

MFI Furniture                                                                                   191,650                  316,452

Man                                                                                              17,225                  233,260

Matalan                                                                                          24,550                  172,216

Meggitt                                                                                          28,600                   99,707

Mothercare                                                                                       38,175                  176,415

PHS                                                                                             138,850                  163,974

Rank                                                                                             70,075                  214,071

SSL International                                                                                10,425                   73,720

Selfridges                                                                                       31,875                  165,897

Shaftesbury                                                                                       3,525                   14,582

Signet                                                                                          156,575                  195,978

Somerfield                                                                                       46,000  (a)              85,551

Stagecoach                                                                                       18,625                   20,744

TTP Communications                                                                               12,725                   32,125

Unite                                                                                             3,100                   16,704

                                                                                                                       4,857,897

UNITED STATES--1.4%

ResMed                                                                                            4,100  (a)             207,255

Ultra Petroleum                                                                                  18,025  (a)              85,181

                                                                                                                         292,436

TOTAL COMMON STOCKS
   (cost $21,025,389)                                                                                                 20,664,758


                                                                                              Principal
SHORT-TERM INVESTMENTS--2.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Union Electric, 4.20%, 7/2/2001
   (cost $599,930)                                                                              600,000                  599,930
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $21,625,319)                                                              97.7%               21,264,688

CASH AND RECEIVABLES (NET)                                                                         2.3%                  503,193

NET ASSETS                                                                                       100.0%               21,767,881

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments 21,625,319  21,264,688

Cash                                                                   528,125

Receivable for investment securities sold                            2,086,340

Dividends receivable                                                    43,059

Prepaid expenses                                                         2,383

Due from The Dreyfus Corporation and affiliates                            716

                                                                    23,925,311
-------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                          2,025,879

Payable for shares of Beneficial Interest redeemed                      10,940

Accrued expenses                                                       120,611

                                                                     2,157,430
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      21,767,881
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     36,046,885

Accumulated undistributed investment income--net                        86,909

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                               (14,004,318)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4           (361,595)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       21,767,881



NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------


Net Assets ($)                                       21,299,504         468,377

Shares Outstanding                                    1,594,345          35,066
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             13.36           13.36

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Income:

Cash dividends (net of $22,497 foreign taxes withheld at source)       230,793

Interest                                                                32,253

TOTAL INCOME                                                           263,046

EXPENSES:

Investment advisory fee--Note 3(a)                                     117,424

Custodian fees                                                         208,920

Auditing fees                                                           12,688

Prospectus and shareholders' reports                                    11,312

Legal fees                                                               3,677

Trustees' fees and expenses--Note 3(c)                                   1,262

Registration fees                                                          295

Distribution fees--Note 3(b)                                               283

Loan commitment fees--Note 2                                               138

Miscellaneous                                                           12,845

TOTAL EXPENSES                                                         368,844

Less--waiver of fees and assumption of expenses
   by The Dreyfus Corporation
   due to undertaking--Note 3(a)                                      (192,707)

NET EXPENSES                                                           176,137

INVESTMENT INCOME--NET                                                  86,909
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments
  and foreign currency transactions                                 (4,103,053)

Net unrealized appreciation (depreciation) on investments and
   foreign currency transactions                                    (1,677,373)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (5,780,426)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (5,693,517)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             86,909             (130,763)

Net realized gain (loss) on investments        (4,103,053)          (9,871,866)

Net unrealized appreciation (depreciation)
   on investments                              (1,677,373)          (2,628,496)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (5,693,517)         (12,631,125)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

INITIAL SHARES                                         --           (1,358,339)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  8,819,028           46,822,858

Service shares                                    792,115                  500

Dividends reinvested:

Initial shares                                         --            1,358,339

Cost of shares redeemed:

Initial shares                                 (8,152,037)         (22,746,435)

Service shares                                   (279,313)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             1,179,793           25,435,262

TOTAL INCREASE (DECREASE) IN NET ASSETS        (4,513,724)          11,445,798
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            26,281,605           14,835,807

END OF PERIOD                                  21,767,881           26,281,605

Undistributed investment income--net               86,909                  --


                                         Six Months Ended
                                            June 30, 2001          Year Ended
                                               (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       594,429           1,865,969

Shares issued for dividends reinvested                 --              49,939

Shares redeemed                                  (547,388)           (991,434)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      47,041             924,474
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        54,770                  29

Shares redeemed                                  (19,733)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     35,037                   29

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                            Six Months Ended
                                                               June 30, 2001                   Year Ended December 31,
                                                                                     ------------------------------------------
INITIAL SHARES                                                    (Unaudited)        2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   16.99         23.82           14.46            12.50

Investment Operations:

Investment income (loss)--net                                            .05(b)       (.11)(b)        (.10)(b)          .00(c)

Net realized and unrealized gain (loss)
   on investments                                                      (3.68)        (5.61)          11.04             1.97

Total from Investment Operations                                       (3.63)        (5.72)          10.94             1.97

Distributions:

Dividends from investment income--net                                     --            --              --             (.00)(c)

Dividends from net realized gain
   on investments                                                         --         (1.11)          (1.58)            (.01)

Total Distributions                                                       --         (1.11)          (1.58)            (.01)

Net asset value, end of period                                         13.36         16.99           23.82            14.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      (21.42)(d)    (25.76)          76.05            15.79(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .74(d)       1.50            1.50              .38(d)

Ratio of net investment income (loss)
   to average net assets                                                 .37(d)       (.47)           (.60)             .02(d)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                               .82(d)       2.09            2.14             .30(d)

Portfolio Turnover Rate                                               336.65(d)     493.10          319.31            3.98(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 21,300        26,281          14,836           5,788

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                            June 30, 2001         Period Ended
SERVICE SHARES                                (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                16.99                 16.99

Investment Operations:

Investment income--net                                .05(b)               --

Net realized and unrealized gain (loss)
         on investments                              (3.68)                --

Total from Investment Operations                    (3.63)                 --

Net asset value, end of period                      13.36                 16.99
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                   (21.42)(c)               --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               .74(c)                --

Ratio of net investment income to average net assets  .36(c)                --

Decrease reflected in above expense ratios due to
   undertaking by The Dreyfus Corporation             .93(c)                --

Portfolio Turnover Rate                            336.65(c)             493.10
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 468                    1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Investment  Portfolios (the "fund") is registered  under the Investment
Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Founders Passport Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as
the  portfolio's   investment adviser. Dreyfus is a direct subsidiary of Mellon
Bank,  N.A.  ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial
Corporation.   Founders   Asset  Management  LLC  ("Founders") serves  as  the
portfolio's sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,529 during the period ended June 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $6,528,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1.50% of the value of the average daily net assets of their class. During the period ended June 30, 2001, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $192,707 pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

       Average Net Assets

       0 to $100 million . . . . . . . . . . . . . . . . .        .35 of 1%

       In excess of $100 million to $1 billion . . . . . .        .30 of 1%

       In excess of $1 billion to $1.5 billion . . . . . .        .26 of 1%

       In excess of $1.5 billion . . . . . . . . . . . . .        .20 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares's average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $283 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $20 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $77,462,148 and $76,197,705, respectively.


At June 30, 2001, accumulated net unrealized depreciation on investments was $360,631, consisting of $608,419 gross unrealized appreciation and $969,050 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                      For More Information

                        Dreyfus Investment Portfolios,
                        Founders Passport Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  178SA0601


================================================================================
Dreyfus Investment Portfolios,
Japan Portfolio


SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                                Japan Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Japan Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Miki Sugimoto.

While the first half of 2001 was difficult for the U.S. economy, weakness in many international economies was not as severe. What's more, we have recently seen signs that economic improvement in the U.S. may be in sight, which could lead to better conditions in Europe as well. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the U.S. economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth in the U.S., as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth in the U.S. later this year, and in Europe soon thereafter. Japan's economy remains mired in recession, however, despite the recent election of a reform-minded prime minister.

In our view, the implications of this economic scenario may be positive for certain sectors of the international stock markets, especially for global companies that rely on exports to the United States. A stronger global economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies that were severely punished during the recent downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Miki Sugimoto, Portfolio Manager

How did Dreyfus Investment Portfolios, Japan Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, Dreyfus Investment Portfolios, Japan Portfolio produced total returns of -6.33% for both its Initial shares and its Service shares.(1) This compares with the -8.31% total return provided by the Morgan Stanley Capital International (MSCI) Japan Index, the portfolio's benchmark, for the same period.(2)

We attribute the portfolio's absolute negative performance to a difficult and volatile stock market environment in Japan during the reporting period. However, we are pleased that the portfolio outperformed its benchmark, mainly because we emphasized stocks with lower valuations and more reasonable earnings growth.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth. To pursue this goal, the portfolio
invests primarily in stocks of Japanese companies. Generally, the   portfolio
invests at least 60% of its assets in Japanese   companies with market
capitalizations of at least $1.5 billion at the time of investment. The portfolio's investments may include common, preferred and convertible stocks, including those purchased through IPOs.

The portfolio manager utilizes a "top-down," theme-driven investment approach to stock selection. The portfolio manager first attempts to identify overall economic trends, and then begins to narrow the search to industry groups that are believed to have the potential to benefit from these trends. The portfolio manager also considers economic variables, such as the relative valuations of equities and bonds, and trends in the currency exchange markets. The investment themes and economic variables provide a framework for the portfolio's stock
selection    process.

We consider three primary criteria when selecting stocks for the portfolio. First, we look either for industries with positive long-term out
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

looks or industries that are undergoing dramatic change. Second, we look for companies with quality management teams and strong franchises. Third, we strive to identify high quality companies with high intrinsic values as measured by fundamental valuation criteria such as earnings outlook, business prospects and asset values.

What other factors influenced the portfolio's performance?

Japan's economy continued to deteriorate during the reporting period, as it has for the past several years, led by the technology sector, which depends heavily on exports to the United States. We navigated the portfolio through this difficult environment by steering clear of higher priced stocks and instead emphasized stocks with lower valuations and reasonable earnings growth. We found stocks that fit our criteria within the consumer finance, pharmaceutical and electric utility areas.

In the consumer finance area, ACOM and Promise were very profitable during the reporting period, chiefly because local banks have refused to participate in the non-collateralized lending area. When individuals are not able to obtain personal loans through their banks, they often go to smaller finance companies, where they are generally charged higher interest rates.

Within the pharmaceutical sector, the portfolio continued to benefit from its holdings in DAIICHI PHARMACEUTICAL, a company whose main product, Levaquin, is used to treat lung, sinus, skin and urinary tract infections. Levaquin, which has been on the market in Japan for years, was introduced to the U.S. about two years ago. The portfolio also enjoyed profits from investments in KISSEI PHARMACEUTICAL.

We were also successful in our electric utility investments, where stocks benefited from high dividend yields and stable earnings outlooks. As a result, unlike California and other parts of North America, Japan, due to its strict regulation in the past, has an abundance of electricity. However, we are concerned that deregulation threats to loosen capacity requirements could drive down electricity costs and ultimately cause these companies' earnings to suffer.


What is the portfolio's current strategy?

We have recently found it increasingly difficult to find large-cap stocks with very favorable price movements. Instead, we are finding higher returns and better valuations in midcap stocks. Accordingly, we increased our exposure to stocks in the $1.2 to $1.9 billion range, but with Japan's depressed economy, we are careful to focus on companies that we believe have the ability to grow their earnings reasonably independent of the economic cycle, as in the pharmaceutical and medical equipment areas. Finally, we continue to watch the U.S. economy closely for any changes that might affect Japan's export business over the near term.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) JAPAN INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA.

                                                        The Portfolio



STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)


COMMON STOCKS--94.7%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTO RELATED--2.8%

NISSAN MOTOR                                                                                      9,000                   62,124

BEVERAGES--2.1%

CALPIS                                                                                           10,000                   47,140

CHEMICALS--3.7%

KANEKA                                                                                            6,000                   54,307

MITSUBISHI GAS CHEMICAL COMPANY                                                                   7,000                   28,116

                                                                                                                          82,423

COMMERCIAL SERVICES--2.2%

Goodwill Group                                                                                       14                   50,283

CONSUMER DURABLES--9.0%

Lion                                                                                             11,000                   41,889

Makita                                                                                            8,000                   50,411

Mitsubishi                                                                                        6,000                   48,342

SONY                                                                                                600                   39,444

TOKYO STYLE                                                                                       2,000                   22,287

                                                                                                                         202,373

CONSUMER STAPLES--3.8%

ADERANS                                                                                           1,200                   40,983

KATOKICHI                                                                                         1,900                   44,935

                                                                                                                          85,918

FINANCIAL--18.0%

ACOM                                                                                                900                   79,440

Aioi Insurance                                                                                   17,000                   56,560

Credit Saison                                                                                     2,000                   48,583

Daiwa Securities Group                                                                            4,000                   41,849

Hachijuni Bank                                                                                    6,000                   29,823

Mitsubishi Tokyo Financial Group                                                                      3                   25,013

Nichiei                                                                                           4,300                   37,575

Promise                                                                                             800                   65,932

UFJ Holdings                                                                                          4  (a)              21,518

                                                                                                                         406,293

HEALTH CARE--3.9%

OLYMPUS OPTICAL                                                                                   3,000                   48,054

TERUMO                                                                                            2,200                   40,390

                                                                                                                          88,444



COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCT--1.5%

DAIICHIKOSHO                                                                                      1,700                   34,072

MACHINERY--8.9%

Hitachi                                                                                           6,000                   58,925

MINEBEA                                                                                           4,000                   26,327

Mitsubishi Heavy Industries                                                                      16,000                   72,987

SUMITOMO                                                                                          6,000                   41,993

                                                                                                                         200,232

MEDIA--.1%

Aoi Advertising Promotion                                                                           300                    2,403

PHARMACEUTICAL--4.2%

DAIICHI PHARMACEUTICAL                                                                            2,000                   46,258

KISSEI PHARMACEUTICAL                                                                             2,000                   47,380

                                                                                                                          93,638

REAL ESTATE--4.1%

Mitsubishi Estate                                                                                 6,000                   55,173

Tokyo Tatemono                                                                                   18,000                   36,798

                                                                                                                          91,971

RETAIL--3.9%

ITO-YOKADO                                                                                        1,000                   46,098

UNY                                                                                               4,000                   40,790

                                                                                                                          86,888

TECHNOLOGY--8.1%

CANON                                                                                             2,000                   80,811

NEC                                                                                               4,000                   54,035

SHINKO ELECTRIC INDUSTRIES                                                                        1,800                   48,054

                                                                                                                         182,900

TELECOMMUNICATIONS--6.5%

JAPAN TELECOM                                                                                         2                   41,528

NIPPON TELEGRAPH AND TELEPHONE                                                                       10                   52,110

NTT DoCoMo                                                                                            3                   52,191

                                                                                                                         145,829

UTILITIES--11.9%

AIFUL                                                                                               500                   45,096

BELLSYSTEM24                                                                                        130                    43,043

                                                                                                               The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Chubu Electric Power Company                                                                      2,800                   59,486

Hitachi Plant Engineering & Construction                                                          9,000                   47,188

Kyushu Electric Power Company                                                                     2,400                   40,309

SHINKAWA                                                                                          1,700                   31,551

                                                                                                                         266,673
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,169,619)                                                               94.7%                2,129,604

CASH AND RECEIVABLES (NET)                                                                         5.3%                  118,983

NET ASSETS                                                                                       100.0%                2,248,587

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,169,619    2,129,604

Cash                                                                     97,707

Receivable for investment securities sold                                90,400

Net unrealized appreciation on forward
  currency exchange contracts--Note 4(a)                                 21,124

Dividends receivable                                                        554

Prepaid expenses                                                          1,440

Due from The Dreyfus Corporation and affiliates                           3,441

                                                                      2,344,270
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              76,243

Accrued expenses                                                         19,440

                                                                         95,683
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,248,587
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,669,590

Accumulated investment (loss)                                           (6,905)

Accumulated net realized gain (loss) on
  investments and foreign currency transactions                       (395,151)

Accumulated net unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions--Note 4(b)                             (18,947)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,248,587

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                          2,241,171         7,416

Shares Outstanding                                        213,353       705.864
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               10.50         10.51

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,555 foreign taxes withheld at source)          8,814

Interest                                                                   193

TOTAL INCOME                                                             9,007

EXPENSES:

Investment advisory fee--Note 3(a)                                      10,608

Prospectus and shareholders' reports                                    14,493

Auditing fees                                                           13,338

Custodian fees                                                           4,759

Legal fees                                                                 368

Shareholder servicing costs--Note 3(b)                                     115

Trustees' fees and expenses--Note 3(c)                                      77

Registration fees                                                           36

Distribution fees--Note 3(b)                                                 3

Miscellaneous                                                            2,810

TOTAL EXPENSES                                                          46,607

Less--waiver of fees and assumption of expenses by
  The Dreyfus Corporation due to undertaking--Note 3(a)               (30,695)

NET EXPENSES                                                            15,912

INVESTMENT (LOSS)                                                      (6,905)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         (266,868)

Net realized gain (loss) on forward currency exchange contracts          1,218

NET REALIZED GAIN (LOSS)                                             (265,650)

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                        124,365

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (141,285)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (148,190)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                 (6,905)             (18,796)

Net realized gain (loss) on investments         (265,650)             (24,210)

Net unrealized appreciation (depreciation)
        on investments                            124,365             (199,565)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    (148,190)            (242,571)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                         --              (7,520)

Net realized gain on investments:

Initial shares                                         --             (83,281)

TOTAL DIVIDENDS                                        --             (90,801)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                    953,776            1,650,427

Service shares                                      6,899                 500

Dividends reinvested:

Initial shares                                         --               90,801

Cost of shares redeemed:

Initial shares                                  (818,163)          (1,208,578)

Service shares                                       (12)                  --

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS              142,500              533,150

TOTAL INCREASE (DECREASE) IN NET ASSETS           (5,690)             199,778
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,254,277            2,054,499

END OF PERIOD                                   2,248,587            2,254,277
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                        89,681              125,595

Shares issued for dividends reinvested                 --                7,922

Shares redeemed                                  (77,186)             (92,659)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,495               40,858
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                           662                  45

Shares redeemed                                       (1)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         661                   45

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                      Six Months Ended
                                                                         June 30, 2001                  Year Ended December 31,
                                                                                                        ------------------------
INITIAL SHARES                                                              (Unaudited)                 2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               11.22               12.84          12.50

Investment Operations:

Investment income (loss)--net                                                   (.03)(b)            (.08)(b)         .00(b,c)

Net realized and unrealized gain
   (loss) on investments                                                           (.69)              (1.06)              .34

Total from Investment Operations                                                   (.72)              (1.14)              .34

Distributions:

Dividends from investment income--net                                                 --               (.05)               --

Dividends from net realized gain on investments                                       --               (.43)               --

Total Distributions                                                                   --               (.48)               --

Net asset value, end of period                                                     10.50              11.22              12.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                               (6.33)(d)              (8.92)          2.64(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                           .74(d)                1.50            .07(d)

Ratio of net investment income (loss)

   to average net assets                                                        (.32)(d)               (.80)           .03(d)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                                1.43(d)                1.90           1.35(d)

Portfolio Turnover Rate                                                        113.89(d)              378.54              --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                              2,241               2,254            2,054

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                         Six Months Ended
                                            June 30, 2001         Period Ended
SERVICE SHARES                                (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.22                 11.22

Investment Operations:

Investment (loss)                                (.02)(b)                   --

Net realized and unrealized gain
   (loss) on investments                          (.69)                     --

Total from Investment Operations                  (.71)                     --

Net asset value, end of period                    10.51                   11.22
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                  (6.33)(c)                 --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets            .74(c)                   --

Ratio of net investment (loss)
   to average net assets                         (.24)(c)                   --

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation 1.83(c)                   --

Portfolio Turnover Rate                         113.89(c)                378.54
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                7                        1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company operating as a series company currently offering twelve series, including the Japan Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a
diversified  series.   The  portfolio's  investment  objective  is  to  provide
long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton"), serves as the portfolio's sub-investment adviser. Newton is an affiliate of Dreyfus.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of June 30, 2001, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 166,639 Initial shares and 45 Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income,
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $191 during the period ended June 30, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.


Dreyfus has agreed until December 31, 2001, to waive receipt of its fees and/or assume expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the average daily net assets of their class. During the period ended June 30, 2001, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $30,695, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $3 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

portfolio. During the period ended June 30, 2001, the portfolio was charged $29 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2001, amounted to $2,431,403 and $2,349,614, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward
contract   is   opened   and   the   date   the  forward  contract  is  closed.

The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at June 30, 2001:


                                                          Foreign
Forward Currency                                         Currency                                                   Unrealized
Exchange Contracts                                        Amounts          Proceeds ($)            Value ($)       Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------

SALES:

Japanese Yen,
    expiring 12/14/2001                               100,513,058           841,254              820,130                   21,124

(b) At June 30, 2001, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $18,891, consisting of $132,266 gross unrealized appreciation and $151,157 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

NOTES

                      For More Information

                        Dreyfus Investment Portfolios,
                        Japan Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR, England

                      Custodian

                        Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  189SA0601


================================================================================

Dreyfus
Investment Portfolios,
MidCap Stock Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                         MidCap Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, John O'Toole.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the stock market. Better economic times generally tend to lead to increased sales and profits for many companies, especially those that are sensitive to changes in the economic cycle. A stronger economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies whose valuations dropped during the recent economic downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Investment Portfolios, MidCap Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, Dreyfus Investment Portfolios, MidCap Stock Portfolio produced total returns of -1.59% for its Initial shares and -1.66% for its Service shares.(1) In contrast, the Standard & Poor's MidCap 400 Index (the "Index"), the portfolio's benchmark, produced a total return of 0.46% for the same period.(2)

We attribute the portfolio's absolute performance to investors' preferences for the smaller capitalization stocks within the midcap universe during the reporting period. In turn, the portfolio slightly underperformed the Index because its average market capitalization was slightly larger than that of the Index.

What is the portfolio's investment approach?

The portfolio invests primarily in a blend of growth and value stocks of mid-capitalization companies chosen through a disciplined process that combines
computer   modeling  techniques,  fundamental  analysis  and  risk  management.

The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks as attractive, neutral or unattractive investments, based upon more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include, among other things, earnings estimates, profit margins and growth in cash flow. We establish weightings for each factor based upon our analysis of which factors are being rewarded by investors and make adjustments along the way for the uniqueness of various industries and economic sectors. For example, if the equity markets were rewarding companies with strong growth in cash flow, then we would add more weight to our growth-in-cash-flow factor.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Next, our investment management team conducts fundamental research on each stock, which ultimately results in the buy-and-sell recommendations. We seek to have the portfolio own the best-performing stocks within each economic sector of the midcap market. By maintaining an economic sector-neutral stance, we allow individual stock selection to drive the portfolio's performance.

What other factors influenced the portfolio's performance?

The portfolio was positively influenced by the relatively strong returns produced by midcap stocks, which generally outperformed large-cap stocks during the reporting period.

Our individual stock selection strategy also served the portfolio well during the reporting period. Our stock selection methodology is a bottom-up process in which we examine each company in which the portfolio may invest on its own merits, which sometimes produces results that are contrary to consensus thinking. For example, Westwood One, which produces radio programming, nearly doubled in price during the reporting period despite the slumping advertising environment. We were attracted to the company because of its broad array of programming and its steady earnings. Another good performer for the portfolio was AmeriCredit, a lender focusing on car buyers with less than perfect credit records. The company produced strong returns despite a weakening U.S. economy, partly because AmeriCredit screens its clients thoroughly and because the declining interest-rate environment allowed it to boost profit margins.

Despite volatile performance in the energy sector because of falling oil and natural gas prices, Ultramar Diamond Shamrock produced strong returns for the portfolio, because it was the target of a takeover bid. In addition, SunGard Data Systems and Black Box produced good returns for the portfolio, despite being part of the out-of-favor technology sector. Unlike many technology companies, these companies were solidly profitable during the reporting period.

Certain portfolio holdings reported earnings disappointments during the reporting period, and as a result those stocks generally performed poorly. One example includes Atlas Air Worldwide Holdings, an air cargo company, which cited a weakening economic environment that reduced demands for its services. Another holding which detracted from the portfolio' s performance, NRG Energy, was dragged down by the energy crisis in California, as investors became concerned that there might be a government backlash against independent power producers.

What is the portfolio's current strategy?

We continue to fine-tune our quantitatively driven valuation model and our sector- and industry-neutral portfolio construction process. For example, to reflect the market' s current preference for value investing, we recently adjusted the model to place greater emphasis on price-earnings (P/E) ratios. A P/E ratio is a stock's price divided by its earnings per share. We believe that in the current market environment, stocks of companies with low P/E ratios can have valuations that are attractive compared to those of their large-cap counterparts.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)



COMMON STOCKS--97.9%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.5%

R.J. Reynolds Tobacco Holdings                                                                   11,800                  644,280

CONSUMER CYCLICAL--10.2%

Albany International, Cl. A                                                                      26,900  (a)             508,410

Alberto-Culver, Cl. B                                                                            10,900                  458,236

American Eagle Outfitters                                                                        23,900  (a)             842,236

Atlas Air Worldwide Holdings                                                                     20,900  (a)             295,944

BJ's Wholesale Club                                                                              31,900  (a)           1,698,994

Brinker International                                                                            36,000  (a)             930,600

Callaway Golf                                                                                    17,600                  278,080

Darden Restaurants                                                                               24,300                  677,970

International Game Technology                                                                    17,800  (a)           1,116,950

Johnson Controls                                                                                  8,300                  601,501

Jones Apparel Group                                                                              26,900  (a)           1,162,080

Lear                                                                                              8,300  (a)             289,670

MGM Mirage                                                                                       22,600  (a)             677,096

Miller (Herman)                                                                                  21,800                  527,560

Mohawk Industries                                                                                12,600  (a)             443,520

Neiman Marcus Group, Cl. A                                                                       13,400  (a)             415,400

Payless ShoeSource                                                                               11,800  (a)             763,460

Williams-Sonoma                                                                                  20,900  (a)             811,338

Zale                                                                                             24,300  (a)             818,910

                                                                                                                      13,317,955

CONSUMER STAPLES--3.1%

Dean Foods                                                                                       11,800                  474,360

Energizer Holdings                                                                               26,900  (a)             617,355

McCormick & Co.                                                                                  17,600                  739,552

Pepsi Bottling Group                                                                             10,100                  405,010

Smithfield Foods                                                                                 15,100  (a)             608,530

Suiza Foods                                                                                      12,600  (a)             669,060

Tyson Foods, Cl. A                                                                               51,100                  470,631

                                                                                                                       3,984,498

ENERGY RELATED--8.1%

BJ Services                                                                                      47,000  (a)           1,333,860

ENSCO International                                                                              42,700                  999,180

Energen                                                                                          15,900                  438,840

Equitable Resources                                                                              20,100                  669,531

Louis Dreyfus Natural Gas                                                                        16,800  (a)             585,480


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Marine Drilling Cos.                                                                             31,900  (a)             609,609

Murphy Oil                                                                                       15,100                1,111,360

Nabors Industries                                                                                11,800  (a)             438,960

Noble Affiliates                                                                                  8,300                  293,405

Questar                                                                                          30,200                  747,752

Rowan Cos.                                                                                       27,700  (a)             612,170

Ultramar Diamond Shamrock                                                                        33,500                1,582,875

UtiliCorp United                                                                                 37,700                1,151,735

                                                                                                                      10,574,757

HEALTH CARE--14.4%

AmeriSource Health, Cl. A                                                                        15,100  (a)             835,030

Apogent Technologies                                                                             36,000  (a)             885,600

Barr Laboratories                                                                                 9,300  (a)             654,813

Beckman Coulter                                                                                  14,300                  583,440

Bergen Brunswig, Cl. A                                                                           35,200                  676,544

Edwards Lifesciences                                                                             22,600  (a)             595,736

Express Scripts                                                                                  13,100  (a)             720,893

Genzyme-General Division                                                                         49,500  (a)           3,019,500

Health Net                                                                                       39,400  (a)             685,560

IDEC Pharmaceuticals                                                                             35,200  (a)           2,382,688

IVAX                                                                                             42,900  (a)           1,673,100

King Pharmaceuticals                                                                              9,300  (a)             499,875

Millennium Pharmaceuticals                                                                       16,000  (a)             569,280

Mylan Laboratories                                                                               21,800                  613,234

Oxford Health Plans                                                                              36,000  (a)           1,029,600

Protein Design Labs                                                                              11,800  (a)           1,023,768

Quest Diagnostics                                                                                10,400  (a)             778,440

Trigon Healthcare                                                                                14,300  (a)             927,355

Waters                                                                                           22,600  (a)             623,986

                                                                                                                      18,778,442

INTEREST SENSITIVE--18.8%

AmeriCredit                                                                                      17,600  (a)             914,320

Associated Banc-Corp                                                                             28,500                1,025,715

Banknorth Group                                                                                  25,100                  568,515

City National                                                                                    15,100                  668,779

Compass Bancshares                                                                               47,000                1,245,500

Dime Bancorp                                                                                     41,000                1,527,250

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Dime Bancorp (Warrants)                                                                          19,900                    5,572

Everest Re Group                                                                                 14,300                1,069,640

Federated Investors, Cl. B                                                                       21,800                  701,960

First Tennessee National                                                                         32,700                1,135,017

Gallagher (Arthur J.) & Co.                                                                      36,900                  959,400

Golden State Bancorp                                                                             25,800                  794,640

GreenPoint Financial                                                                             20,100                  771,840

Heller Financial, Cl. A                                                                          17,600                  704,000

Investment Technology Group                                                                      15,100  (a)             759,379

LaBranche & Co.                                                                                  18,400  (a)             533,600

M&T Bank                                                                                         16,800                1,268,400

Mercantile Bankshares                                                                            21,800                  853,034

Metris Cos.                                                                                      23,400                  788,814

Nationwide Financial Services, Cl. A                                                             18,500                  807,525

North Fork Bancorporation                                                                        51,100                1,584,100

Old Republic International                                                                       27,700                  803,300

PMI Group                                                                                        15,100                1,097,166

Radian Group                                                                                     25,200                1,019,340

SEI Investments                                                                                  21,800                1,033,320

Silicon Valley Bancshares                                                                        18,400  (a)             404,800

TCF Financial                                                                                    16,800                  778,008

Union Planters                                                                                   16,800                  732,480

                                                                                                                      24,555,414

INTERNET RELATED--.5%

Macromedia                                                                                       34,400  (a)             619,200

PRODUCER GOODS--9.4%

Alexander & Baldwin                                                                              18,400                  473,800

American Standard Cos.                                                                           18,400  (a)           1,105,840

Ashland                                                                                          10,900                  437,090

Bemis                                                                                            11,800                  474,006

Bowater                                                                                          14,300                  639,782

C&D Technologies                                                                                 14,300                  443,300

Cytec Industries                                                                                 26,200  (a)             995,600

D. R. Horton                                                                                     37,200                  844,440

Engelhard                                                                                        15,100                  389,429

Fuller (H.B.)                                                                                    10,900                  543,910

Harsco                                                                                           16,800                  455,784



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Kennametal                                                                                        9,300                  343,170

Lennar                                                                                           19,300                  804,810

Lyondell Chemical                                                                                33,700                  518,306

Parker-Hannifin                                                                                  13,400                  568,696

Precision Castparts                                                                              18,400                  688,528

Sonoco Products                                                                                  23,500                  584,680

Teekay Shipping                                                                                  10,900                  436,218

Tidewater                                                                                        26,000                  980,200

York International                                                                               14,300                  500,786

                                                                                                                      12,228,375

SERVICES--10.9%

Administaff                                                                                      17,600  (a)             457,600

Apollo Group, Cl. A                                                                              26,500  (a)           1,124,925

Belo, Cl. A                                                                                      30,200                  568,968

Cox Radio, Cl. A                                                                                 23,400  (a)             651,690

DST Systems                                                                                      24,300  (a)           1,280,610

Entercom Communications                                                                           7,500  (a)             402,075

Hanover Compressor                                                                               20,900  (a)             691,581

Henry (Jack) & Associates                                                                        21,800                  675,800

Republic Services                                                                                15,100  (a)             299,735

Scholastic                                                                                       16,800  (a)             707,280

SunGard Data Systems                                                                             72,100  (a)           2,163,721

Telephone and Data Systems                                                                        6,400                  696,000

US Cellular                                                                                       6,700  (a)             386,255

United Rentals                                                                                   20,100  (a)             521,595

Valassis Communications                                                                          16,800  (a)             601,440

Viad                                                                                             37,700                  995,280

Washington Post, Cl. B                                                                            1,700                  975,800

Westwood One                                                                                     29,400  (a)           1,083,390

                                                                                                                      14,283,745

TECHNOLOGY--16.4%

Advent Software                                                                                   9,000  (a)             571,500

Arrow Electronics                                                                                38,500                  935,165

Atmel                                                                                            30,300  (a)             408,747

Avnet                                                                                            24,300                  544,806

Black Box                                                                                         9,300  (a)             626,448

Cabot Microelectronics                                                                           13,400  (a)             830,800

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Cadence Design Systems                                                                           46,100  (a)             858,843

CommScope                                                                                        18,400  (a)             432,400

Diebold                                                                                          15,100                  485,465

DuPont Photomasks                                                                                11,500  (a)             554,875

Electro Scientific Industries                                                                    11,800  (a)             449,580

Electronic Arts                                                                                   9,300  (a)             538,470

Federal Signal                                                                                   20,100                  471,747

InFocus                                                                                          13,400  (a)             273,226

International Rectifier                                                                          15,100  (a)             514,910

L-3 Communications Holdings                                                                       9,300  (a)             709,590

Lattice Semiconductor                                                                            16,000  (a)             390,400

Macrovision                                                                                       9,300  (a)             637,050

Mentor Graphics                                                                                  19,400  (a)             339,500

Mercury Interactive                                                                               4,200  (a)             251,580

Microchip Technology                                                                             19,300  (a)             661,025

NVIDIA                                                                                           13,700  (a)           1,270,675

National Instruments                                                                             18,400  (a)             597,080

Novellus Systems                                                                                 12,600  (a)             715,554

PerkinElmer                                                                                       8,300                  228,499

Polycom                                                                                          25,000  (a)             577,250

Rational Software                                                                                28,700  (a)             805,035

Reynolds & Reynolds, Cl. A                                                                       24,300                  533,385

SPX                                                                                               8,700  (a)           1,089,066

Semtech                                                                                          21,400  (a)             642,000

Sybase                                                                                           33,500  (a)             551,075

Symantec                                                                                         21,800  (a)             952,442

THQ                                                                                               5,800  (a)             345,854

Tech Data                                                                                        21,800  (a)             727,248

Vishay Intertechnology                                                                           37,700  (a)             867,100

                                                                                                                      21,388,390

UTILITIES--5.6%

Alliant Energy                                                                                   24,300                  708,345

Black Hills                                                                                      15,900                  639,657

Conectiv                                                                                         26,000                  561,600

Dycom Industries                                                                                 17,600  (a)             403,568

IDACORP                                                                                          20,900                  728,992



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Kansas City Power & Light                                                                        19,000                  466,450

NRG Energy                                                                                       23,400  (a)             516,672

Pinnacle West Capital                                                                            15,900                  753,660

Public Service Company of New Mexico                                                             19,300                  619,530

Puget Energy                                                                                     26,000                  681,200

SCANA                                                                                            20,600                  585,040

TECO Energy                                                                                      20,100                  613,050

                                                                                                                       7,277,764

TOTAL COMMON STOCKS

   (cost $122,187,270)                                                                                               127,652,820
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--5.7%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party

  Repurchase Agreement, 3.98%, dated

  6/29/2001, due 7/2/2001, in the amount of

  $7,402,454 (fully collateralized by

  $7,030,000 Federal Home Loan Mortgage

  Corp., Notes, 6.875%, 9/15/2010, value $7,551,305)

   (cost $7,400,000)                                                                          7,400,000                7,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $129,587,270)                                                            103.6%              135,052,820

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.6%)              (4,693,324)

NET ASSETS                                                                                       100.0%              130,359,496

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                   The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(b)                             129,587,270   135,052,820

Cash                                                                    443,187

Dividends and interest receivable                                        51,046

Prepaid expenses                                                         19,622

                                                                    135,566,675
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            86,769

Payable for investment securities purchased                           5,073,702

Payable for shares of Beneficial Interest redeemed                        6,952

Accrued expenses                                                         39,756

                                                                      5,207,179
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      130,359,496
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     129,617,192

Accumulated undistributed investment income--net                        101,020

Accumulated net realized gain (loss) on investments                 (4,824,266)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                               5,465,550
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      130,359,496

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        126,820,885     3,538,611

Shares Outstanding                                      9,022,194       251,881
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               14.06         14.05

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         432,910

Interest                                                               127,974

TOTAL INCOME                                                           560,884

EXPENSES:

Investment advisory fee--Note 3(a)                                     367,535

Professional fees                                                       33,340

Prospectus and shareholders' reports                                    19,290

Custodian fees--Note 3(b)                                               16,436

Registration fees                                                       13,586

Distribution fees--Note 3(b)                                             1,658

Trustees' fees and expenses--Note 3(c)                                     454

Shareholder servicing costs--Note 3(b)                                     258

Miscellaneous                                                            3,407

TOTAL EXPENSES                                                         455,964

Less--waiver of fees due to undertaking--Note 3(a)                     (2,006)

NET EXPENSES                                                           453,958

INVESTMENT INCOME--NET                                                 106,926
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (4,341,633)

Net unrealized appreciation (depreciation) on investments            3,480,013

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (861,620)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (754,694)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001            Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            106,926               133,868

Net realized gain (loss) on investments        (4,341,633)              940,784

Net unrealized appreciation
   (depreciation) on investments                3,480,013                90,204

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    (754,694)             1,164,856
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                   (13,745)            (126,162)

Service shares                                      (167)                 --

From net realized gain on investments:

Initial shares                                         --            (659,279)

In excess of net realized gain on investments:

Initial shares                                         --            (482,633)

TOTAL DIVIDENDS                                  (13,912)          (1,268,074)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 56,599,577          70,330,857

Service shares                                  3,955,826                500

Dividends reinvested:

Initial shares                                     13,745          1,268,074

Service shares                                        167                --

Cost of shares redeemed:

Initial shares                                (5,736,445)         (10,274,545)

Service shares                                  (489,311)                 --

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           54,343,559            61,324,886

TOTAL INCREASE (DECREASE) IN NET ASSETS       53,574,953            61,221,668
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            76,784,543           15,562,875

END OF PERIOD                                 130,359,496           76,784,543

Undistributed investment income--net              101,020                8,006


                                         Six Months Ended

                                            June 30, 2001           Year Ended

                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     4,070,841           4,850,323

Shares issued for dividends reinvested              1,071              95,332

Shares redeemed                                 (423,272)            (729,677)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,648,640            4,215,978
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       286,495                  35

Shares issued for dividends reinvested                 13                  --

Shares redeemed                                   (34,662)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     251,846                  35

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                Six Months Ended
                                                                   June 30, 2001                         Year Ended December 31,
                                                                                               -------------------------------------
INITIAL SHARES                                                        (Unaudited)            2000           1999         1998(a)
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                       14.29            13.44          12.16          12.50

Investment Operations:
Investment income--net                                                       .01(b)           .05(b)         .03(b)         .02

Net realized and unrealized gain
   (loss) on investments                                                    (.24)            1.05            1.28          (.34)

Total from Investment Operations                                            (.23)            1.10            1.31          (.32)

Distributions:

Dividends from investment income--net                                        .00(c)          (.03)           (.03)         (.02)

Dividends from net realized gain on investments                               --             (.13)             --            --

Dividends in excess of net realized
   gain on investments                                                        --             (.09)             --            --

Total Distributions                                                          .00(c)          (.25)           (.03)         (.02)

Net asset value, end of period                                             14.06            14.29           13.44         12.16
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                           (1.59)(d)         8.28           10.82         (2.53)(d)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                      .46(d)           .98             .97           .67(d)

Ratio of net investment income
   to average net assets                                                     .11(d)           .34             .26           .18(d)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                                 --              .06            .49            .60(d)

Portfolio Turnover Rate                                                    36.85(d)         102.89         77.73          75.74(d)
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    126,821            76,784        15,563         10,506

(A)  FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                         Six Months Ended
                                            June 30, 2001         Period Ended
SERVICE SHARES                                (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                14.29                 14.29

Investment Operations:

Investment income--net                                .01(b)                --

Net realized and unrealized gain
   (loss) on investments                             (.25)                  --

Total from Investment Operations                     (.24)                  --

Net asset value, end of period                      14.05                 14.29
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (1.66)(c)               --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               .50(c)                --

Ratio of net investment income

   to average net assets                              .06(c)                --

Decrease reflected in above expense ratios

   due to undertaking by The Dreyfus Corporation      .15(c)                --

Portfolio Turnover Rate                             36.85(c)             102.89
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)               3,539                     1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the MidCap Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $13 during the period ended June 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.


Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2001, Dreyfus waived receipt of fees of $2,006, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $1,658 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $89 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $16,436 pursuant to the custody agreement.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $90,878,301 and $35,414,110, respectively.

At  June  30,  2001,  accumulated net unrealized appreciation on investments was
$5,465,550,   consisting   of  $13,487,625  gross  unrealized  appreciation  and
$8,022,075 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



NOTES

                      For More Information

                        Dreyfus Investment Portfolios,
                        MidCap Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  174SA0601



================================================================================

Dreyfus
Investment Portfolios,
Technology Growth
Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Securities Sold Short

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                     Dreyfus Investment Portfolios, Technology Growth Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, Technology Growth Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Mark Herskovitz.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the stock market. Better economic times generally tend to lead to increased sales and profits for many companies, especially those that are sensitive to changes in the economic cycle. A stronger economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies whose valuations dropped during the recent economic downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Investment Portfolios, Technology Growth Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, the portfolio's Initial shares produced a total return of -25.86% and its Service shares produced a total return of -26.00% .(1) In comparison, the portfolio's benchmarks, the Morgan Stanley High Technology 35 Index and the Standard & Poor's 500 Composite Stock Price Index (" S& P 500 Index"), produced total returns of -13.19% and -6.69%, respectively, over the same period.(2,3) The Nasdaq Composite Index produced a total return of -12.53% for the same period.(4)

We attribute continued weakness in the technology sector and the portfolio's performance to declining corporate spending and negative investor sentiment caused by the economic downturn. The portfolio underperformed its benchmarks due to poor performance in a few of its telecommunications holdings and its underweighted position in software relative to its benchmarks.

What is the portfolio's investment approach?

The portfolio seeks capital appreciation by investing primarily in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. These investments may include companies in the
computer,    semiconductor,    electronics,   communications,   health   care,
biotechnology, computer software and hardware, electronic components and systems, networking and cable broadcasting, telecommunications, defense and aerospace and environmental sectors.

When evaluating investment opportunities, we first assess economic and market conditions in an attempt to identify trends that we believe are likely to drive demand within the various technology-related sectors. Second, we strive to identify the companies that are most likely to benefit from these overall trends. Typically, these companies are leaders in their market segments and are characterized by rapid earnings or revenue growth and dominant market shares. We
conduct   extensive   fundamental   research  to  understand  these  companies'
competitive
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

advantages and to evaluate their ability to maintain their leadership positions over time.

This process enables us to seek the stocks of leading technology companies for the portfolio. Many of those stocks are considered core holdings that we believe could lead their industry segments over the long term. We complement these positions with non-core holdings that we believe can provide above-average gains over a shorter time frame.

Although the portfolio looks for companies with the potential for strong earnings or revenue growth rates, some of the portfolio's investments may currently be experiencing losses. Moreover, the portfolio may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings ("IPOs"). The portfolio's strategy with respect to IPOs is to participate in IPOs of companies that meet the portfolio's investment criteria described above, and that we believe have the potential to become full positions within the portfolio.

What other factors influenced the portfolio's performance?

Because of the slowing economy, business fundamentals deteriorated sharply within the technology sector during the reporting period. Most notably, demand for technology products and services declined, adversely affecting technology companies' sales and earnings. Lack of demand was particularly severe among business customers, many of whom canceled or postponed capital investments during the downturn.

Communications services companies were particularly hard-hit because of business customers' reluctance to spend in a slower economy. As a result, many former highflyers, such as Cisco Systems and Nortel Networks, were forced to write down large inventories of slow-selling products, leading to sharply lower earnings. Weakness in communications services soon spread to the semiconductor manufacturing industry, which represented the portfolio's largest concentration of holdings during the reporting period.

Despite this very challenging environment, there have been several bright spots. The portfolio has participated in relatively strong areas, such as technology services, with investments in industry leaders Electronic Data Systems and Automatic Data Processing. These companies have withstood the full brunt of the downturn, because they have multiyear customer contracts to support their revenue streams.

We have also received attractive returns from certain software companies, such as Microsoft, Veritas Software and Siebel Systems.

What is the portfolio's current strategy?

Despite the cyclical downturn, we continue to believe that the technology group will grow faster than other economic sectors over the course of a full business cycle. In our view, fundamentally sound technology companies have been unfairly punished along with more speculative businesses. For example, because consumer spending has remained relatively robust, we are optimistic about companies that do business with individuals as well as corporations. We also like the growth potential of digital data storage companies as more documents, videos, photographs, music and other materials are accessed by computer. In addition, we believe that the "shakeout" among telecommunications companies may help boost the prospects of the regional Bell operating companies.

However, in light of the extreme volatility and overall risks of the technology sector, we again caution investors that the portfolio should be considered only as a supplement to an overall investment program. In the meantime, investors should not be surprised if volatility continues, especially if the U.S. economy remains weak. In addition to our long-term perspective, we try to manage these risks by maintaining a broadly diversified technology portfolio and focusing on fundamentally sound companies over the long term.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(4) SOURCE: LIPPER INC. -- THE NASDAQ COMPOSITE INDEX MEASURES THE MARKET VALUE OF ALL THE DOMESTIC AND FOREIGN COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. PRICE CHANGES IN EACH SECURITY EFFECT EITHER A RISE OR FALL IN THE INDEX, IN PROPORTION TO THE SECURITY'S MARKET VALUE. THE MARKET VALUE -- THE LAST SALE PRICE MULTIPLIED BY TOTAL SHARES OUTSTANDING -- IS CALCULATED CONTINUALLY THROUGHOUT THE DAY. THE INDEX INCLUDES THE SECURITIES OF MORE THAN 5,300 COMPANIES REPRESENTING A WIDE ARRAY OF INDUSTRIES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)



COMMON STOCKS--90.1%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMPUTER SERVICES--5.9%

Automatic Data Processing                                                                         73,500                3,652,950

Electronic Data Systems                                                                           45,000                2,812,500

                                                                                                                        6,465,450

DATA STORAGE--5.0%

Brocade Communications Systems                                                                   75,000  (a)           3,299,250

EMC                                                                                              76,000  (a)           2,207,800

                                                                                                                       5,507,050

HARDWARE--6.6%

Apple Computer                                                                                   96,500  (a)           2,243,625

Dell Computer                                                                                    83,500  (a)           2,183,525

Jabil Circuit                                                                                    40,500  (a)           1,249,830

Sun Microsystems                                                                                100,000  (a)           1,572,000

                                                                                                                       7,248,980

INTERNET--1.4%

VeriSign                                                                                         25,000  (a)           1,500,250

NETWORKING--2.6%

Cisco Systems                                                                                    94,000  (a)           1,710,800

Juniper Networks                                                                                 37,500  (a)           1,166,250

                                                                                                                       2,877,050

SEMICONDUCTORS--22.3%

Advanced Micro Devices                                                                           83,000  (a)           2,397,040

Intel                                                                                            78,500                2,296,125

Linear Technology                                                                                57,500                2,542,650

Micrel                                                                                          105,000  (a)           3,465,000

NVIDIA                                                                                           23,000  (a)           2,133,250

PMC-Sierra                                                                                       48,000  (a)           1,491,360

Taiwan Semiconductor Manufacturing, ADR                                                         247,800  (a)           3,764,082

Texas Instruments                                                                                85,000                2,677,500

Vitesse Semiconductor                                                                            57,000  (a)           1,199,280

Xilinx                                                                                           60,000  (a)           2,474,400

                                                                                                                      24,440,687



COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT--7.9%

Applied Materials                                                                                60,500  (a)           2,970,550

KLA-Tencor                                                                                       58,000  (a)           3,391,260

Teradyne                                                                                         70,500  (a)           2,333,550

                                                                                                                       8,695,360

SOFTWARE--15.9%

BEA Systems                                                                                      63,500  (a)           1,950,085

Microsoft                                                                                        50,000  (a)           3,650,000

Oracle                                                                                          130,000  (a)           2,470,000

Rational Software                                                                               136,000  (a)           3,814,800

Siebel Systems                                                                                   53,500  (a)           2,509,150

Veritas Software                                                                                 45,500  (a)           3,027,115

                                                                                                                      17,421,150

TELECOMMUNICATION EQUIPMENT--9.3%

Comverse Technology                                                                              23,000  (a)           1,325,260

JDS Uniphase                                                                                     78,500  (a)           1,000,875

Nokia, ADR                                                                                      128,000                2,821,120

Nortel Networks                                                                                 122,000                1,108,980

Qualcomm                                                                                         37,500  (a)           2,193,000

Scientific-Atlanta                                                                               45,500                1,847,300

                                                                                                                      10,296,535

TELECOMMUNICATION SERVICES--13.2%

BellSouth                                                                                         88,500                3,563,895

Qwest Communications International                                                               100,000                3,187,000

SBC Communications                                                                                83,000                3,324,980

Verizon Communications                                                                            83,000                4,440,500

                                                                                                                       14,516,375

TOTAL COMMON STOCKS

   (cost $120,820,511)                                                                                                98,968,887

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--10.1%                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.69%, 7/26/2001                                                                           2,053,000  (b)           2,048,484

   3.73%, 8/2/2001                                                                               92,000                   91,737

   3.64%, 8/9/2001                                                                              505,000                  503,197

   3.50%, 8/16/2001                                                                             569,000                  566,536

   3.57%, 8/23/2001                                                                             410,000                  407,962

   3.53%, 8/30/2001                                                                             238,000                  236,634

   3.45%, 9/6/2001                                                                              176,000                  174,847

   3.37%, 9/13/2001                                                                             619,000                  614,568

   3.37%, 9/20/2001                                                                           4,742,000                4,706,435

   3.53%, 9/27/2001                                                                           1,734,000                1,719,192

TOTAL SHORT-TERM INVESTMENTS

   (cost $11,068,035)                                                                                                 11,069,592
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $131,888,546)                                                            100.2%              110,038,479

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)                (246,110)

NET ASSETS                                                                                       100.0%              109,792,369

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY BROKER AS COLLATERAL FOR OPEN SHORT POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF SECURITIES SOLD SHORT
June 30 ,2001 (Unaudited)

COMMON STOCKS                                        Shares           Value ($)
--------------------------------------------------------------------------------

Nasdaq 100 Shares

   (proceeds $645,185)                               15,000            689,850

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           131,888,546   110,038,479

Cash                                                                    241,129

Receivable from brokers for proceeds on securities sold short           645,185

Dividends receivable                                                      8,578

Prepaid expenses                                                          8,294

                                                                    110,941,665
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            71,031

Payable for investment securities purchased                             357,097

Securities sold short, at value (proceeds $645,185)

  --See Statement of Securities Sold Short                              689,850

Accrued expenses                                                         31,318

                                                                      1,149,296
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      109,792,369
--------------------------------------------------------------------------------

COMPOSITION NET ASSETS ($):

Paid-in capital                                                     198,329,185

Accumulated investment (loss)                                          (58,584)

Accumulated net realized gain (loss) on investments                (66,583,500)

Accumulated net unrealized appreciation (depreciation)

  on investments--Note 4(b)                                        (21,894,732)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      109,792,369

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
------------------------------------------------------------------------------

Net Assets ($)                                      105,816,739      3,975,630

Shares Outstanding                                   10,052,017        378,565
------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             10.53         10.50

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               267,880

Cash dividends (net of $5,055 foreign taxes withheld at source)        199,905

TOTAL INCOME                                                           467,785

EXPENSES:

Investment advisory fee--Note 3(a)                                     453,540

Legal fees                                                              27,000

Prospectus and shareholders' reports                                    16,962

Auditing fees                                                           13,479

Custodian fees--Note 3(b)                                                8,812

Registration fees                                                        1,968

Distribution fees--Note 3(b)                                             1,919

Trustees' fees and expenses--Note 3(c)                                   1,572

Shareholder servicing costs--Note 3(b)                                     359

Miscellaneous                                                              758

TOTAL EXPENSES                                                         526,369

INVESTMENT (LOSS)                                                     (58,584)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                               (37,024,466)

  Short sale transactions                                            (130,091)

NET REALIZED GAIN (LOSS)                                          (37,154,557)

Net unrealized appreciation (depreciation)
  on investments and securities sold short                           (414,716)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (37,569,273)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (37,627,857)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001            Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (58,584)            (456,415)

Net realized gain (loss) on investments      (37,154,557)         (29,427,490)

Net unrealized appreciation
   (depreciation) on investments                (414,716)         (36,217,189)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                 (37,627,857)         (66,101,094)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain (loss) on investments:

INITIAL SHARES                                         --            (128,126)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 11,559,835         154,480,771

Service shares                                  4,482,759                500

Dividends reinvested:

Initial shares                                       --               128,126

Cost of shares redeemed:

Initial shares                                (7,968,212)         (14,540,419)

Service shares                                  (201,180)                 --

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            7,873,202          140,068,978

TOTAL INCREASE (DECREASE) IN NET ASSETS      (29,754,655)          73,839,758
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           139,547,024           65,707,266

END OF PERIOD                                 109,792,369          139,547,024
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                       918,069            7,217,120

Shares issued for dividends reinvested                 --                5,513

Shares redeemed                                 (699,901)            (767,276)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     218,168            6,455,357
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       396,823                  35

Shares redeemed                                  (18,293)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     378,530                   35

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                      Six Months Ended
                                                                         June 30, 2001                 Year Ended December 31,
                                                                                                        ----------------------
INITIAL SHARES                                                              (Unaudited)                 2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               14.19               19.45           12.50

Investment Operations:

Investment (loss)--net                                                              (.01)(b)            (.06)(b)        (.02)(b)

Net realized and unrealized gain
   (loss) on investments                                                           (3.65)              (5.18)           6.97

Total from Investment Operations                                                   (3.66)              (5.24)           6.95

Distributions:

Dividends from net realized
   gain on investments                                                                --                (.02)           --

Net asset value, end of period                                                     10.53               14.19           19.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                  (25.86)(c)          (26.98)          55.60(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                             .43(c)               .84             .36(c)

Ratio of net investment (loss)

   to average net assets                                                           (.04)(c)             (.30)           (.14)(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                            --                  --             .09(c)

Portfolio Turnover Rate                                                           44.03(c)            121.88           20.01(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                            105,817              139,547          65,707

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2001          Period Ended
SERVICE SHARES                                (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                14.19                 14.19

Investment Operations:

Investment (loss)--net                               (.04)(b)               --

Net realized and unrealized gain
   (loss) on investments                            (3.65)                  --

Total from Investment Operations                    (3.69)                  --

Net asset value, end of period                      10.50                 14.19
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                   (26.00)(c)               --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               .64(c)                --

Ratio of net investment (loss)

  to average net assets                              (.34)(c)               --

Portfolio Turnover Rate                             44.03(c)             121.88
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)               3,976                    1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company, currently offering twelve series, including the Technology Growth Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,596 during the period ended June 30, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $10,860,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires fiscal 2008.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the
line    of    credit.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $1,919 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $63 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $8,812 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period ended June 30, 2001, the portfolio incurred total brokerage commissions of $75,614, of which $21,264 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended June 30, 2001:

                                          Purchases                Sales
--------------------------------------------------------------------------------

Long transactions                        52,806,238           49,143,007

Short sale transactions                  24,656,770           25,171,864

     TOTAL                               77,463,008           74,314,871

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. Securities sold short at June 30, 2001, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

(b) At June 30, 2001, accumulated net unrealized depreciation on investments and securities sold short was $21,894,732, consisting of $5,738,681 gross unrealized appreciation and $27,633,413 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

NOTES

                      For More Information

                        Dreyfus Investment Portfolios,
                        Technology Growth Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  175SA0601